UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	6/30/07

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and Class R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/07

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell Midcap® Value Index from 6/30/97 through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93		I Shares since 2/07/06	R Shares since 3/20/07
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges	w/o sales charges
Since Inception	11.97%	11.49%	11.76%	11.76%	11.17%	11.17%	21.36%	9.00%
10-year	10.44	9.79	9.77	9.77	9.67	9.67	—	—
5-year	15.54	14.18	14.89	14.72	14.82	14.82	—	—
1-year	28.00	20.63	27.10	22.10	27.06	26.06	28.35	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since-inception and 10-year return for Class B shares reflects its conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R Shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for class R Shares is up to 0.50 percent. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

The broad stock market performed very well in the 12 months ended June 30, 2007, although a more cautious stance seemed to emerge toward the very end of the period. In the second half of 2006, investors were fairly optimistic amid signs that the U.S. economy was moderating, inflation was not out of control, and the Federal Open Market Committee (the "Fed") was therefore able to take a break from its monetary tightening policy. Consumer spending benefited from falling oil and gasoline prices, despite the early signs of a weakening housing market. The continuation of strong corporate profits and high levels of global merger and acquisition (M&A) activity further drove stock prices higher through year end.

Notable pockets of volatility emerged in the first half of 2007. In February and March, a sell-off in China's stock market and concerns about the imploding U.S. subprime mortgage market (which makes loans to less-creditworthy consumers) roiled markets around the world. In June, the market turned volatile again. The housing market continued to weaken, with the ongoing subprime fallout leading to the collapse of two hedge funds that were heavily invested in these types of mortgage-related securities. Although inflation levels appeared under control, investors had expected that Fed's earlier interest rate increases would have led to declining inflation by the summer of 2007. However, inflation remained above the Fed's stated comfort zone, dimming investors' hopes that the Fed would be able to cut interest rates some time this year. Furthermore, oil and gasoline prices were rising again.

However, positive news continued to support stocks' climb. Wage growth and steady employment rates seemed to offset some of the burden of higher energy prices on consumer spending. Overall, first quarter economic growth slowed to its most sluggish pace in years, but many observers expected the second quarter's growth rate to show an improvement. Generally speaking, first quarter reported corporate earnings beat expectations—although expectations had been lowered significantly from earlier estimates. The still strong pace of global merger and acquisition activity also continued to propel stock prices and bolster positive investor sentiment.

On a relative basis, mid-cap value stocks, in which the Fund invests, had returns slightly better than mid-cap growth stocks for the six-month period. The performance gap has narrowed considerably between value and growth stocks, and between the mid-cap and large-cap segments of the stock market.

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Performance Analysis

All share classes of Van Kampen American Value Fund outperformed the Russell Midcap® Value Index for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	Class I	Russell Midcap® Value Index
28.00%	27.10%	27.06%	28.35%	22.09%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's outperformance during the period relative to the Russell Midcap Value Index primarily came from the financial services sector. The Fund was well positioned to capitalize on certain dynamics within the sector. Real estate investment trusts (REIT) and regional banks performed poorly amid a weakening housing market and problems in the subprime mortgage market, but the Fund had no exposure to REITs and limited exposure to regional bank stocks. Stock selection in diversified financials companies added to performance, due to these companies' capital markets and merger and acquisition businesses. The Fund's insurance holdings, especially property and casualty stocks, were also standouts. With no major disasters in 2006, the property and casualty industry was able to recover following 2005's catastrophic hurricane season, and investors rewarded the turnaround. Stock selection in the technology sector added value to relative performance, largely due to a holding in the hardware and equipment industry. The company operates in a duopoly for automated teller machines (ATMs) and investors rewarded the company's recent cost cutting measures, a product upgrade cycle and generally strong execution of its business plan. Also contributing positively was the materials sector, in which a chemicals company was able to take advantage of the rising commodity price environment.

On the negative side, a considerable underweight in the utilities sector diminished gains relative to the Russell Midcap Value Index for the period. Utility companies have been able to pass along the high costs of energy through to their customers, and the stocks performed well. The health care sector dampened relative performance as well. A health care equipment and services company, in which the Fund owns a position, continued to be dragged down by negative news relating to accounting fraud associated with company's prior management team.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top Ten Holdings as of 6/30/07
Diebold, Inc.	3.4%
Juniper Networks, Inc.	2.9
Goodrich Corp.	2.9
Allied World Assurance Holdings Ltd.	2.9
Hess Corp.	2.9
Constellation Energy Group, Inc.	2.7
Marsh & McLennan Cos., Inc.	2.7
McDermott International, Inc.	2.6
Live Nation, Inc.	2.6
Beckman Coulter, Inc.	2.6
Summary of Investments by Industry Classifications as of 6/30/07
Property & Casualty Insurance	7.3%
Specialty Chemicals	4.7
Asset Management & Custody Banks	4.2
Communications Equipment	4.0
Investment Banking & Brokerage	3.8
Electric Utilities	3.7
Computer Hardware	3.4
Housewares & Specialties	3.0
Aerospace & Defense	2.9
Integrated Oil & Gas	2.9
Independent Power Producers & Energy Traders	2.7
Insurance Brokers	2.7
Industrial Conglomerates	2.6
Movies & Entertainment	2.6
Thrifts & Mortgage Finance	2.6
Health Care Equipment	2.6
Packaged Foods & Meats	2.5
Education Services	2.5
Drug Retail	2.5
Personal Products	2.4
Oil & Gas Storage & Transportation	2.4
Office Services & Supplies	2.2
Oil & Gas Exploration & Production	2.1
Specialized Finance	2.1
Health Care Services	2.1
(continued on next page)

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Summary of Investments by Industry Classifications as of 6/30/07
(continued from previous page)
Specialty Stores	2.0
MultiUtilities	2.0
Biotechnology	2.0
Health Care Distributors	2.0
Health Care Facilities	1.9
Oil & Gas Equipment & Services	1.8
Electronic Manufacturing Services	1.5
Life & Health Insurance	1.4
Industrial Machinery	1.2
Investment Company	1.1
Internet Retail	1.0
Integrated Telecommunication Services	1.0
Total Long-Term Investments	95.4
Repurchase Agreements	6.2
Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,112.06	$6.55
Hypothetical	1,000.00	1,018.60	6.26
(5% annual return before expenses)
Class B
Actual	1,000.00	1,108.39	10.35
Hypothetical	1,000.00	1,014.98	9.89
(5% annual return before expenses)
Class C
Actual	1,000.00	1,108.23	10.45
Hypothetical	1,000.00	1,014.88	9.99
(5% annual return before expenses)
Class I
Actual	1,000.00	1,113.47	5.29
Hypothetical	1,000.00	1,019.79	5.06
(5% annual return before expenses)
Class R
Actual	1,000.00	1,089.97	4.38
Hypothetical	1,000.00	1,017.36	7.50
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.98%, 2.00%, 1.01% and 1.50% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for Class R Shares "Actual" information which reflects the period from Commencement of Operations through June 30, 2007. The Class B and Class C Share expense ratios reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated

9

all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss

10

with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 94.3%
Aerospace & Defense 2.9%
Goodrich Corp.	406,810	$24,229,604
Asset Management & Custody Banks 4.2%
Invesco PLC—ADR (United Kingdom)	701,070	18,122,660
Northern Trust Corp.	256,700	16,490,408
		34,613,068
Biotechnology 2.0%
Affymetrix, Inc. (a)	658,480	16,389,567
Communications Equipment 4.0%
Andrew Corp. (a)	631,720	9,122,037
Juniper Networks, Inc. (a)	968,070	24,366,322
		33,488,359
Computer Hardware 3.4%
Diebold, Inc.	548,480	28,630,656
Drug Retail 2.5%
Rite Aid Corp. (a)	3,253,150	20,755,097
Education Services 2.5%
Apollo Group, Inc., Class A (a)	355,870	20,793,484
Electric Utilities 3.7%
American Electric Power Co., Inc.	338,440	15,243,338
DPL, Inc.	268,310	7,603,905
Entergy Corp.	72,010	7,730,273
		30,577,516
Electronic Manufacturing Services 1.5%
Flextronics International Ltd. (Singapore) (a)	1,127,406	12,175,985
Health Care Distributors 2.0%
Owens & Minor, Inc.	467,420	16,331,655
Health Care Equipment 2.6%
Beckman Coulter, Inc.	329,590	21,317,881
Health Care Facilities 1.9%
HEALTHSOUTH Corp. (a)	887,630	16,074,979
Health Care Services 2.1%
Omnicare, Inc.	480,850	17,339,451

See Notes to Financial Statements
12

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Housewares & Specialties 3.0%
Fortune Brands, Inc.	107,250	$8,834,183
Newell Rubbermaid, Inc.	538,080	15,835,694
		24,669,877
Independent Power Producers & Energy Traders 2.7%
Constellation Energy Group, Inc.	259,973	22,661,846
Industrial Conglomerates 2.6%
McDermott International, Inc. (Panama) (a)	265,790	22,092,465
Industrial Machinery 1.2%
Pentair, Inc.	255,460	9,853,092
Insurance Brokers 2.7%
Marsh & McLennan Cos., Inc.	732,000	22,604,160
Integrated Oil & Gas 2.9%
Hess Corp.	403,600	23,796,256
Integrated Telecommunication Services 1.0%
Embarq Corp.	127,175	8,059,080
Internet Retail 1.0%
Amazon.com, Inc. (a)	118,180	8,084,694
Investment Banking & Brokerage 3.8%
Charles Schwab Corp.	782,830	16,063,672
Lazard Ltd., Class A (Bermuda)	346,250	15,591,637
		31,655,309
Life & Health Insurance 1.4%
Conseco, Inc. (a)	576,220	12,037,236
Movies & Entertainment 2.6%
Live Nation, Inc. (a)	980,495	21,943,478
Multi Utilities 2.0%
Wisconsin Energy Corp.	378,740	16,751,670
Office Services & Supplies 2.2%
Pitney Bowes, Inc.	391,920	18,349,694
Oil & Gas Equipment & Services 1.8%
Cameron International Corp. (a)	214,400	15,323,168

See Notes to Financial Statements
13

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Oil & Gas Exploration & Production 2.1%
Newfield Exploration Co. (a)	391,660	$17,840,113
Oil & Gas Storage & Transportation 2.4%
El Paso Corp.	1,143,130	19,696,130
Packaged Foods & Meats 2.5%
ConAgra Foods, Inc.	784,280	21,065,761
Personal Products 2.4%
Estee Lauder Cos., Inc., Class A	440,050	20,026,676
Property & Casualty Insurance 7.3%
ACE Ltd. (Cayman Islands)	313,930	19,626,904
Allied World Assurance Holdings Ltd. (Bermuda)	471,760	24,177,700
Aspen Insurance Holdings Ltd. (Bermuda)	619,390	17,386,277
		61,190,881
Specialized Finance 2.1%
KKR Financial Holdings LLC	709,070	17,662,934
Specialty Chemicals 4.7%
International Flavors & Fragrances, Inc.	406,100	21,174,054
Valspar Corp.	646,240	18,359,678
		39,533,732
Specialty Stores 2.0%
Office Depot, Inc. (a)	563,860	17,084,958
Thrifts & Mortgage Finance 2.6%
Hudson City Bancorp, Inc.	1,400,680	17,116,309
People's United Financial, Inc.	248,260	4,401,650
		21,517,959
Total Common Stocks 94.3%		786,218,471
Investment Company 1.1%
streetTRACKS Gold Trust (a)	148,320	9,532,526
Total Long-Term Investments 95.4% (Cost $679,690,630)		795,750,997

Repurchase Agreements 6.2%
Citigroup Global Markets, Inc. ($16,391,930 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.33%, dated 06/29/07, to be sold on 07/02/07 at $16,399,211)	16,391,930

See Notes to Financial Statements
14

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Value
Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($35,474,070 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.85%, dated 06/29/07, to be sold on 07/02/07 at $35,488,408)	$35,474,070
Total Repurchase Agreements 6.2% (Cost $51,866,000)	51,866,000
Total Investments 101.6% (Cost $731,556,630)	847,616,997
Liabilities in Excess of Other Assets (1.6%)	(13,771,779)
Net Assets 100.0%	$833,845,218

Percentages are calculated as a percentage of net assets.

(a)  Non income producing security as this stock currently does not declare income dividends.

ADR—American Depositary Receipt

See Notes to Financial Statements
15

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $731,556,630)	$847,616,997
Cash	656
Receivables:
Investments Sold	10,342,688
Fund Shares Sold	3,303,747
Dividends	635,108
Interest	14,412
Other	105,491
Total Assets	862,019,099
Liabilities:
Payables:
Investments Purchased	25,535,880
Fund Shares Repurchased	1,396,641
Investment Advisory Fee	491,179
Distributor and Affiliates	419,677
Directors' Deferred Compensation and Retirement Plans	179,404
Accrued Expenses	151,100
Total Liabilities	28,173,881
Net Assets	$833,845,218
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,875,000,000 shares authorized)	$638,579,903
Net Unrealized Appreciation	116,060,367
Accumulated Net Realized Gain	78,700,489
Accumulated Undistributed Net Investment Income	504,459
Net Assets	$833,845,218
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $674,636,454 and 19,524,876 shares of beneficial interest issued and outstanding)	$34.55
Maximum sales charge (5.75%* of offering price)	2.11
Maximum offering price to public	$36.66
Class B Shares: Net asset value and offering price per share (Based on net assets of $88,059,901 and 2,742,509 shares of beneficial interest issued and outstanding)	$32.11
Class C Shares: Net asset value and offering price per share (Based on net assets of $70,089,449 and 2,186,864 shares of beneficial interest issued and outstanding)	$32.05
Class I Shares: Net asset value and offering price per share (Based on net assets of $938,657 and 27,088 shares of beneficial interest issued and outstanding)	$34.65
Class R Shares: Net asset value and offering price per share (Based on net assets of $120,757 and 3,495 shares of beneficial interest issued and outstanding)	$34.55

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
16

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends	$9,138,953
Interest	2,299,769
Total Income	11,438,722
Expenses:
Investment Advisory Fee	4,801,109
Distribution (12b-1) and Service Fees
Class A	1,304,154
Class B	799,710
Class C	616,878
Class R	172
Transfer Agent Fees	1,343,800
Reports to Shareholders	133,865
Accounting and Administrative Expenses	114,365
Professional Fees	99,415
Registration Fees	78,659
Custody	45,258
Directors' Fees and Related Expenses	43,111
Other	27,533
Total Expenses	9,408,029
Less Credits Earned on Cash Balances	25,279
Net Expenses	9,382,750
Net Investment Income	$2,055,972
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$85,556,004
Futures	779,786
Net Realized Gain	86,335,790
Unrealized Appreciation/Depreciation:
Beginning of the Period:	40,817,065
End of the Period	116,060,367
Net Unrealized Appreciation During the Period	75,243,302
Net Realized and Unrealized Gain	$161,579,092
Net Increase in Net Assets From Operations	$163,635,064

See Notes to Financial Statements
17

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Income	$2,055,972	$653,092
Net Realized Gain	86,335,790	59,840,334
Net Unrealized Appreciation During the Period	75,243,302	837,711
Change in Net Assets from Operations	163,635,064	61,331,137
Distributions from Net Investment Income:
Class A Shares	(1,740,335)	-0-
Class B Shares	(179,916)	-0-
Class C Shares	(137,216)	-0-
Class I Shares	(2,128)	-0-
Class R Shares	(53)	-0-
	(2,059,648)	-0-
Distributions from Net Realized Gain:
Class A Shares	(25,049,708)	-0-
Class B Shares	(4,221,246)	-0-
Class C Shares	(3,219,392)	-0-
Class I Shares	(15,312)	-0-
	(32,505,658)	-0-
Total Distributions	(34,565,306)	-0-
Net Change in Net Assets from Investment Activities	129,069,758	61,331,137
From Capital Transactions:
Proceeds from Shares Sold	287,151,119	216,007,310
Net Asset Value of Shares Issued Through Dividend Reinvestment	30,763,898	-0-
Cost of Shares Repurchased	(145,890,194)	(188,338,861)
Net Change in Net Assets from Capital Transactions	172,024,823	27,668,449
Total Increase in Net Assets	301,094,581	88,999,586
Net Assets:
Beginning of the Period	532,750,637	443,751,051
End of the Period (Including accumulated undistributed net investment income of $504,459 and $512,090, respectively)	$833,845,218	$532,750,637

See Notes to Financial Statements
18

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$28.46	$24.91	$22.13	$17.33	$17.68
Net Investment Income/Loss (a)	0.15	0.07	-0- (c)	(0.02)	-0- (c)
Net Realized and Unrealized Gain/Loss	7.63	3.48	2.78	4.82	(0.35)
Total from Investment Operations	7.78	3.55	2.78	4.80	(0.35)
Less:
Distributions from Net Investment Income	0.10	-0-	-0-	-0-	-0-
Distributions from Net Realized Gain	1.59	-0-	-0-	-0-	-0-
Total Distributions	1.69	-0-	-0-	-0-	-0-
Net Asset Value, End of the Period	$34.55	$28.46	$24.91	$22.13	$17.33
Total Return* (b)	28.00%	14.25%	12.56%	27.70%	-2.04%
Net Assets at End of the Period (In millions)	$674.6	$390.9	$246.7	$181.6	$135.0
Ratio of Expenses to Average Net Assets*	1.25%	1.29%	1.37%	1.46%	1.49%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.47%	0.25%	(0.01%)	(0.10%)	(0.03%)
Portfolio Turnover	80%	61%	82%	175%	124%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	1.37%	1.47%	1.52%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	(0.01%)	(0.11%)	(0.06%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2007		2006		2005	2004	2003
Net Asset Value, Beginning of the Period	$26.71		$23.35		$20.91	$16.49	$16.95
Net Investment Income/Loss (a)	(0.08)		0.04		(0.17)	(0.17)	(0.11)
Net Realized and Unrealized Gain/Loss	7.14		3.32		2.61	4.59	(0.35)
Total from Investment Operations	7.06		3.36		2.44	4.42	(0.46)
Less:
Distributions from Net Investment Income	0.07		-0-		-0-	-0-	-0-
Distributions from Net Realized Gain	1.59		-0-		-0-	-0-	-0-
Total Distributions	1.66		-0-		-0-	-0-	-0-
Net Asset Value, End of the Period	$32.11		$26.71		$23.35	$20.91	$16.49
Total Return* (b)	27.10	%(c)	14.39	%(c)	11.72%	26.74%	-2.77%
Net Assets at End of the Period (In millions)	$88.1		$85.1		$139.6	$153.6	$145.7
Ratio of Expenses to Average Net Assets*	1.97	%(c)	1.28	%(c)	2.13%	2.22%	2.25%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.26	%)(c)	0.16	%(c)	(0.78%)	(0.87%)	(0.79%)
Portfolio Turnover	80%		61%		82%	175%	124%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		2.13%	2.23%	2.27%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		(0.78%)	(0.88%)	(0.81%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2007		2006		2005	2004		2003
Net Asset Value, Beginning of the Period	$26.67		$23.51		$21.05	$16.61		$16.97
Net Investment Loss (a)	(0.08)		(0.14)		(0.17)	(0.17)		(0.03)
Net Realized and Unrealized Gain/Loss	7.12		3.30		2.63	4.61		(0.33)
Total from Investment Operations	7.04		3.16		2.46	4.44		(0.36)
Less:
Distributions from Net Investment Income	0.07		-0-		-0-	-0-		-0-
Distributions from Net Realized Gain	1.59		-0-		-0-	-0-		-0-
Total Distributions	1.66		-0-		-0-	-0-		-0-
Net Asset Value, End of the Period	$32.05		$26.67		$23.51	$21.05		$16.61
Total Return* (b)	27.06	%(d)	13.39	%(d)	11.73%	26.73	%(d)	-2.18	%(c)(d)
Net Assets at End of the Period (In millions)	$70.1		$56.7		$57.5	$62.1		$57.9
Ratio of Expenses to Average Net Assets*	2.00	%(d)	2.03	%(d)	2.13%	2.21	%(d)	2.24	%(d)
Ratio of Net Investment Loss to Average Net Assets*	(0.28	%)(d)	(0.54	%)(d)	(0.78%)	(0.86	%)(d)	(0.22	%)(c)(d)
Portfolio Turnover	80%		61%		82%	175%		124%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		2.13%	2.22	%(d)	2.26	%(d)
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		(0.78%)	(0.87	%)(d)	(0.24	%)(c)(d)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56% respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable.

See Notes to Financial Statements
21

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30, 2007	February 7, 2006 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$28.49	$27.92
Net Investment Income (a)	0.22	0.09
Net Realized and Unrealized Gain	7.65	0.48
Total from Investment Operations	7.87	0.57
Less:
Distributions from Net Investment Income	0.12	-0-
Distributions from Net Realized Gain	1.59	-0-
Total Distributions	1.71	-0-
Net Asset Value, End of the Period	$34.65	$28.49
Total Return (b)	28.35%	2.01%*
Net Assets at End of the Period (In millions)	$0.9	$0.05
Ratio of Expenses to Average Net Assets	1.01%	1.06%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.87%
Portfolio Turnover	80%	61%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
22

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class R Shares	March 20, 2007 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$31.71
Net Investment Income (a)	0.01
Net Realized and Unrealized Gain	2.84
Total from Investment Operations	2.85
Less Distributions from Net Investment Income	0.01
Net Asset Value, End of the Period	$34.55
Total Return (b)	9.00%*
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets	1.50%
Ratio of Net Investment Income to Average Net Assets	0.10%
Portfolio Turnover	80%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
23

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as

24

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007 continued

earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$731,653,772
Gross tax unrealized appreciation	$131,673,564
Gross tax unrealized depreciation	(15,710,339)
Net tax unrealized appreciation on investments	$115,963,225

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the fiscal years ended June 30, 2007 and 2006 were as follows:

Distributions paid from:
	2007	2006
Ordinary income	$2,059,648	$-0-
Long-term capital gain	32,505,658	-0-
	$34,565,306	$-0-

Permanent differences, primarily due to the Fund's investment in other regulated investment companies resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$(3,955)	$3,955	$-0-

25

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007 continued

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$47,570,538
Undistributed long-term capital gain	31,879,594

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $25,279 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.72%
Over $1 billion	.65%

For the year ended June 30, 2007, the Fund recognized expenses of approximately $25,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $87,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $1,191,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $86,813 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and

26

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007 continued

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Advisor, totaling $22,844.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $805,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $64,800. Sales charges do not represent expenses of the Fund.

At June 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 3,154 shares of Class R.

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	7,920,479	$248,439,948	6,971,305	$194,420,427
Class B	875,882	25,766,440	597,212	15,504,563
Class C	404,055	12,007,506	233,671	6,034,331
Class I	25,218	806,312	1,689	47,989
Class R	4,084	130,913	–0–	–0–
Total Sales	9,229,718	$287,151,119	7,803,877	$216,007,310
Dividend Reinvestment:
Class A	778,092	$24,229,523	-0-	$-0-
Class B	131,615	3,808,691	-0-	-0-
Class C	94,120	2,720,057	-0-	-0-
Class I	181	5,615	-0-	-0-
Class R	-0-	12	-0-	-0-
Total Dividend Reinvestment	1,004,008	$30,763,898	-0-	$-0-
Repurchases:
Class A	(2,911,176)	$(91,418,772)	(3,138,777)	$(86,171,815)
Class B	(1,450,656)	(41,679,368)	(3,388,223)	(87,903,516)
Class C	(437,401)	(12,771,760)	(552,606)	(14,263,530)
Class I	-0-	-0-	-0-	-0-
Class R	(589)	(20,294)	-0-	-0-
Total Repurchases	(4,799,822)	$(145,890,194)	(7,079,606)	$(188,338,861)

27

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007 continued

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $1,300 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $650,137,486 and $498,545,250 respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for year ended June 30, 2007, were as follows:

Contracts
Outstanding at June 30, 2006	39
Futures Opened	30
Futures Closed	(69)
Outstanding at June 30, 2007	-0-

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the

28

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2007 continued

Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $23,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24, 2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

29

Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen American Value Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

30

Van Kampen American Value Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen *- Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
One Parkview Plaza-Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2007. For corporate shareholders 41% of the distributions qualify for the dividends received deduction. The Fund designated and paid $32,505,658 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $2,059,648 to be taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

32

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

33

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

34

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Director:*

Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen American Value Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

37

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

38

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, Suite 100
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

453, 553, 653, 658, 353
MSAV ANR 8/07

TBD

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/07

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Index from 6/30/97 through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94		I Shares since 4/6/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	8.65%	8.16%	9.76%	9.76%	7.88%	7.88%	27.93%
10-year	9.87	9.22	9.24	9.24	9.11	9.11	—
5-year	29.56	28.03	28.60	28.49	28.60	28.60	—
1-year	47.70	39.23	46.62	41.62	46.69	45.69	48.13

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million

1

and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The MSCI Emerging Markets Index is a float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

In the 12-month period ended June 30, 2007, emerging market equities rebounded from two sharp downturns. In the first half of the period, the emerging markets, along with other global markets, recovered from a sell-off in May and June of 2006 that was sparked by concerns about slowing global growth, and rising inflation and interest rates in the U.S. Although the emerging markets sustained a 25 percent correction during that five-week period, the markets rallied through year end and finished 2006 in double-digit territory. Strong macroeconomic growth, supportive commodity prices, low inflation and healthy consumer demand helped drive the recovery. Global market conditions turned volatile again in February of 2007, this time led by a sell-off in China's equity market and concerns about the rapidly deteriorating U.S. subprime mortgage market. This disruption also turned out to be short-lived, as emerging markets came back strongly to close the 12-month reporting period with a 45 percent gain overall, as measured by the MSCI Emerging Markets Index. As these recent occurrences attest, emerging market economies have become more resilient to external shocks, in large part due to the adoption of better macroeconomic fundamentals, stronger fiscal performance and de-leveraging of corporate balance sheets.

In this environment, all regions—Latin America, Asia, and Emerging Europe, Middle East and Africa (EMEA)—posted robust gains during the period. Peru was the best performing market in the overall MSCI Emerging Markets Index, followed by the Philippines and China. Conversely, Jordan was the worst performing market and the only country with a negative return, while Russia was a considerable laggard (although its return was positive on an absolute basis).

Performance Analysis

All share classes of Van Kampen Emerging Markets Fund outperformed the MSCI Emerging Markets Index for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	Class I	MSCI Emerging Markets Index
47.70%	46.62%	46.69%	48.13%	44.99%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

3

The Fund's outperformance over the MSCI Emerging Markets Index during the 12-month period was attributable primarily to stock selection decisions. Stock selection in Russia was the strongest positive contributor to the Fund's relative performance during the period. Also among the countries adding the most value were Mexico, South Korea and Poland, as both stock selection and country allocation decisions bolstered relative performance. An underweight allocation in Taiwan was also beneficial to returns. The primary detractors from the Fund's performance relative to the MSCI Emerging Markets Index were South Africa, Malaysia and Egypt, where both stock selection and country allocations were unfavorable during the period.

The Fund's key overweight positions relative to the MSCI Emerging Markets Index at the close of the period were India, Mexico, Poland, Russia, China and Brazil. South Korea, Taiwan and Malaysia remain the Fund's largest underweight positions. We remain positive on the long-term economic outlook for emerging markets as their base of growth is becoming more solidly supported by consumer expansion and increased investment. Moreover, emerging markets have become more important contributors to global output. Their share of global economic output has steadily increased over the past five years to more than 25 percent and is now close to surpassing that of the U.S., in current dollar terms.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top Ten Holdings as of 6/30/07
Companhia Vale do Rio Doce—ADR	3.4%
America Movil, SA de CV, Ser L—ADR	2.8
China Construction Bank, Class H	1.8
MTN Group, Ltd.	1.8
Gazprom—ADR	1.6
China Mobile Hong Kong, Ltd.	1.6
Grupo Televisa, SA—ADR	1.5
Cemex, SAB de CV—ADR	1.5
Mining & Metallurgical Co. Norilsk Nickel—ADR	1.4
OTP Bank Rt.	1.4
Top Five Industries as of 6/30/07
Diversified Banks	21.2%
Wireless Telecommunication Services	8.3
Diversified Metals & Mining	6.1
Integrated Oil & Gas	4.3
Broadcasting & Cable TV	4.3
Summary of Investments by Country Classification as of 6/30/07
Brazil	12.7%
Republic of Korea (South Korea)	12.0
Russia	10.8
China	9.7
India	8.8
Mexico	8.7
Republic of China (Taiwan)	6.9
South Africa	6.4
Poland	4.5
Hong Kong	3.7
Indonesia	2.9
Bermuda	2.0
Turkey	1.7
Hungary	1.4
United States	1.0
Austria	0.9
Egypt	0.9
Malaysia	0.8
Luxembourg	0.5
Oman	0.5

(continued on next page)

5

Summary of Investments by Country Classification as of 6/30/07

(continued from previous page)

Czech Republic	0.5%
Philippines	0.4
Argentina	0.4
Morocco	0.3
Pakistan	0.3
Netherlands	0.2
Colombia	0.0 *
Total Common and Preferred Stocks	98.9
Investment Companies	0.5
Total Long-Term Investments	99.4
Repurchase Agreements	0.7
Total Investments	100.1
Foreign Currency	0.1
Liabilities in Excess of Other Assets	–0.2
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, Suite 100 P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,169.03	$10.27
Hypothetical (5% annual return before expenses)	1,000.00	1,015.32	9.54
Class B
Actual	1,000.00	1,165.00	14.33
Hypothetical (5% annual return before expenses)	1,000.00	1,011.55	13.32
Class C
Actual	1,000.00	1,165.31	14.33
Hypothetical (5% annual return before expenses)	1,000.00	1,011.55	13.32
Class I
Actual	1,000.00	1,170.48	8.99
Hypothetical (5% annual return before expenses)	1,000.00	1,016.51	8.35

*  Expenses are equal to the Fund's annualized expense ratio of 1.91%, 2.67%, 2.67% and 1.67% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's diversification status from non-diversified to diversified. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors

10

evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others)

11

and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 95.0%
Argentina 0.4%
Banco Macro, SA—ADR	83,700	$2,751,219
Austria 0.9%
Erste Bank Der Oester Spark, AG	41,519	3,248,005
Raiffeisen International Bank-Holding, AG	22,362	3,562,288
		6,810,293
Bermuda 2.0%
Central European Media Enterprises, Ltd., Class A (a)	60,200	5,874,316
Cosco Pacific, Ltd.	1,514,000	3,959,651
GOME Electrical Appliances Holdings, Ltd.	3,293,000	5,053,714
Moulin International Holdings (a) (b) (c)	468,000	0
		14,887,681
Brazil 9.6%
Banco Bradesco, SA—ADR	117,373	2,829,863
Banco Itau, SA—ADR	145,215	6,453,354
Companhia Energetica de Minas Gerais—ADR (a)	363,298	7,665,588
Companhia Vale do Rio Doce—ADR	677,908	25,557,132
Cyrela Brazil Realty, SA	261,708	3,242,520
Gafisa, SA—ADR (a)	31,800	992,160
Gerdau, SA—ADR	139,739	3,594,087
Itausa Investimentos Itau, SA	6,941	42,927
Lojas Arapua, SA—GDR (a) (b) (c) (d)	24,635	0
Perdigao, SA	7,700	145,697
Petroleo Brasileiro, SA—ADR	49,543	5,285,247
TAM, SA—ADR (a)	157,330	5,207,623
Uniao de Bancos Brasileiros, SA—GDR (a)	86,926	9,811,338
Usinas Siderurgicas de Minas Gerais, SA	38,486	2,543,787
		73,371,323
China 9.7%
Air China, Ltd., Class H	5,630,000	4,298,534
Bank of China, Ltd., Class H (a)	11,365,000	5,639,477
China Coal Energy Co., Class H (a)	6,095,000	9,135,641
China Communications Construction Co., Ltd.	3,024,000	5,414,365
China Construction Bank, Class H	20,180,000	13,859,039
China Life Insurance Co., Ltd., Class H	118,000	424,059
China Merchants Bank Co., Ltd., Class H	1,232,000	3,757,827
China Shipping Development Co., Ltd., Class H	2,318,000	5,365,741
Dongfeng Motor Group Co., Ltd., Class H	7,253,000	3,858,768
Harbin Power Equipment Co., Ltd., Class H	2,728,000	4,109,863
Maanshan Iron & Steel Co., Ltd., Class H	5,669,000	4,422,562
PetroChina Co., Ltd., Class H	2,996,000	4,398,670
PICC Property & Casualty Co., Ltd., Class H (a)	5,550,000	4,521,371
Ping An Insurance Co. of China, Ltd., Class H	649,000	4,598,245
		73,804,162

See Notes to Financial Statements
13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Colombia 0.0%
Valorem, SA (a)	1	$0
Czech Republic 0.5%
CEZ, AS	69,607	3,597,041
Egypt 0.9%
El Sewedy Cables Holding Co. (a)	173,479	2,497,427
Orascom Telecom Holding SAE—GDR	53,832	3,493,697
Orascom Telecom Holding SAE	57,885	743,226
		6,734,350
Hong Kong 3.7%
China Mobile Hong Kong, Ltd.	1,139,000	12,250,601
China Power International Development, Ltd.	4,952,000	2,697,913
China Resources Power Holdings Co., Ltd.	2,059,000	4,924,199
CNOOC, Ltd.	3,990,000	4,521,102
Shenzhen Investment, Ltd.	4,806,000	3,638,674
		28,032,489
Hungary 1.4%
OTP Bank Rt.	178,496	10,367,215
India 8.8%
Aban Offshore, Ltd.	40,500	2,992,901
ABB, Ltd. India	193,500	5,201,754
Bharat Heavy Electricals, Ltd.	121,476	4,589,408
Bharti Airtel, Ltd. (a)	360,200	7,434,340
Cipla, Ltd.	202,100	1,033,463
Container Corp. of India, Ltd.	40,700	2,334,413
Deccan Chronicle Holdings, Ltd.	515,380	3,054,929
Glenmark Pharmaceuticals, Ltd.	189,475	3,058,691
GVK Power & Infrastructure, Ltd.	147,500	1,763,079
HCL Technologies, Ltd.	401,800	3,395,139
HDFC Bank, Ltd.	113,900	3,208,815
ICICI Bank, Ltd.	126,000	3,026,538
ICICI Bank, Ltd.—ADR	58,300	2,865,445
Infosys Technologies, Ltd.	145,344	6,887,995
Infosys Technologies, Ltd.—ADR	35,000	1,763,300
ITC, Ltd.	246,100	935,307
ITC, Ltd.—GDR	133,500	503,295
Maruti Udyog, Ltd.	126,900	2,319,927
Reliance Communications, Ltd.	204,000	2,593,288
Reliance Industries, Ltd.	101,900	4,257,120
UTI Bank, Ltd.	232,000	3,451,075
		66,670,222

See Notes to Financial Statements
14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Indonesia 2.9%
Astra International Tbk	1,748,300	$3,270,202
Bank Central Asia Tbk	4,056,500	2,446,920
Bank Mandiri	3,535,000	1,222,676
Bank Rakyat Indonesia	4,242,500	2,699,986
Indocement Tunggal Prakarsa Tbk	12,000	8,301
Indofood Sukses Makmur Tbk	6,374,000	1,428,594
International Nickel Indonesia Tbk	602,500	3,701,024
Tambang Batubara Bukit Asam Tbk	3,834,500	2,779,853
Telekomunikasi Indonesia	2,411,500	2,629,029
United Tractors Tbk	2,319,000	2,117,515
		22,304,100
Luxembourg 0.5%
Tenaris, SA—ADR	81,969	4,013,202
Malaysia 0.8%
IOI Corp. Bhd	1,928,000	2,903,867
Kuala Lumpur Kepong Bhd	454,500	1,698,204
Public Bank Bhd	472,100	1,360,578
YTL Corp. Bhd	179,000	427,733
		6,390,382
Mexico 8.7%
America Movil, SA de CV, Ser L—ADR	347,871	21,543,651
Cemex, SAB de CV—ADR (a)	311,473	11,493,354
Corporacion GEO, SA de CV, Ser B (a)	596,336	3,276,026
Grupo Financiero Banorte, SA de CV	950,100	4,351,455
Grupo Televisa, SA—ADR	423,237	11,685,574
Urbi, Desarrollos Urbanos, SA de CV (a)	493,100	2,270,720
Wal-Mart de Mexico, SA de CV, Ser V—ADR	50,545	1,920,270
Wal-Mart de Mexico, SA de CV, Ser V	2,550,161	9,678,030
		66,219,080
Morocco 0.3%
Douja Promotion Groupe Addoha, SA (a)	8,000	2,688,913
Netherlands 0.2%
Zentiva NV	25,610	1,738,061
Oman 0.5%
Bank Muscat SAOG—GDR	273,483	3,910,807
Pakistan 0.3%
Oil & Gas Development Co., Ltd.	1,015,460	2,011,776

See Notes to Financial Statements
15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Philippines 0.4%
Ayala Corp.	148,596	$1,751,023
Philippine Long Distance Telephone Co.	26,550	1,521,243
		3,272,266
Poland 4.5%
Bank Handlowy w Warszawie, SA	104,314	4,679,185
Bank Millennium, SA	1,206,403	5,615,002
Bank Pekao, SA	82,312	7,617,844
Bank Zachodni WBK, SA	38,351	3,991,097
Budimex, SA (a)	28,914	1,296,987
KGHM Polska Miedz, SA	65,036	2,508,880
Multimedia Polska, SA (a)	349,973	1,479,440
PBG, SA (a)	8,657	1,174,294
Polimex Mostostal, SA	11,762	1,181,835
TVN, SA	611,488	4,959,227
		34,503,791
Republic of China (Taiwan) 6.9%
Advanced Semiconductor Engineering, Inc. (a)	1,947,000	2,651,015
Asustek Computer, Inc.	790,000	2,172,945
AU Optronics Corp.	5,702,000	9,715,572
Cathay Financial Holding Co., Ltd.	1,320,232	3,153,356
Delta Electronics, Inc.	401,206	1,580,849
Eternal Chemical Co., Ltd.	2,041,000	3,235,444
Evergreen Marine Corp.	1,242,000	821,929
Everlight Electronics Co., Ltd.	388,140	1,387,648
Far Eastern Textile, Ltd.	417,600	427,562
Foxconn Technology Co., Ltd.	461,000	5,540,528
High Tech Computer Corp.	141,200	2,521,889
Innolux Display Corp. (a)	997,000	4,125,601
MediaTek, Inc.	336,800	5,246,808
Siliconware Precision Industries Co.	866,000	1,839,189
Tripod Technology Corp.	457,100	2,329,588
TXC Corp.	588,000	1,270,249
Yang Ming Marine Transport	5,484,000	4,254,914
		52,275,086
Republic of Korea (South Korea) 11.7%
Amorepacific Corp.	4,323	3,425,270
Cheil Communications, Inc.	9,048	2,786,336
Cheil Industries, Inc.	61,520	2,956,636
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	32,957	1,865,726
Doosan Infracore Co., Ltd.	101,720	3,413,238
GS Engineering & Construction Corp.	40,770	4,876,425
Honam Petrochemical Corp.	1,311	130,979
Hyundai Engineering & Construction Co., Ltd. (a)	36,740	2,688,341

See Notes to Financial Statements
16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (continued)
Hyundai Heavy Industries Co., Ltd.	21,760	$8,125,995
Hyundai Mipo Dockyard Co., Ltd.	25,174	7,002,996
Kookmin Bank	27,927	2,451,567
Korea Exchange Bank	224,450	3,340,572
LG Chem, Ltd.	24,808	2,097,207
LG Electronics, Inc.	59,360	4,908,918
LG Petrochemical Co., Ltd.	9,710	378,899
LG Philips LCD Co., Ltd. (a)	77,570	3,450,914
NHN Corp. (a)	31,150	5,681,415
ORION Corp.	12,110	3,617,860
Samsung Electronics Co., Ltd.	3,389	2,076,283
Samsung Fire & Marine Insurance Co., Ltd.	17,150	3,304,324
Shinhan Financial Group Co., Ltd.	138,590	8,430,760
Shinsegae Co., Ltd.	5,741	3,740,956
SSCP Co., Ltd. (a)	43,911	1,402,148
Woongjin Coway Co., Ltd.	138,380	4,688,309
Woori Finance Holdings Co., Ltd.	91,340	2,313,531
		89,155,605
Russia 10.8%
Evraz Group, SA—GDR	134,447	5,525,772
Gazprom—ADR	294,024	12,319,606
LUKOIL—ADR	105,487	8,038,109
Mechel—ADR	104,876	3,831,120
Mining & Metallurgical Co. Norilsk Nickel—ADR	48,059	10,669,098
OAO TMK—GDR (d)	127,198	4,641,455
OAO TMK—GDR	40,618	1,482,151
RAO Unified Energy Systems—GDR (a)	66,779	9,031,860
Savings Bank of the Russian Federation—GDR (a)	17,897	8,755,679
Savings Bank of the Russian Federation	2,430	9,449,662
Wimm-Bill-Dann Foods OJSC—ADR	79,397	8,258,082
		82,002,594
South Africa 5.9%
Barloworld, Ltd.	147,330	4,106,687
Group Five, Ltd.	383,200	2,949,569
Massmart Holdings, Ltd.	436,159	5,325,861
Mittal Steel South Africa, Ltd.	238,100	4,292,033
Mr. Price Group, Ltd.	883,900	3,403,031
MTN Group, Ltd.	998,400	13,618,077
Murray & Roberts Holdings, Ltd.	369,973	3,350,304
Naspers, Ltd.	202,544	5,215,848
Woolworths Holdings, Ltd.	828,900	2,509,863
		44,771,273

See Notes to Financial Statements
17

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Turkey 1.7%
Aksigorta, AS	383,000	$2,305,295
BIM Birlesik Magazalar, AS	63,480	4,207,817
Coca-Cola Icecek, AS	111,505	841,067
Turkiye Garanti Bankasi, AS	978,865	5,481,644
Yapi ve Kredi Bankasi, AS	8	18
		12,835,841
United States 1.0%
CTC Media, Inc. (a)	279,502	7,585,684
Total Common Stocks 95.0%		722,704,456
Preferred Stocks 3.9%
Brazil 3.1%
All America Latina Logistica	334,323	4,575,494
Banco Itau Holding Financiera, SA	77,970	3,476,112
Banco Nacional, SA (a) (b) (c)	19,271,000	0
Companhia Vale do Rio Doce	5,458	205,107
Gerdau, SA	76,675	1,967,554
Itausa Investimentos Itau, SA	652,345	4,095,333
Lojas Arapua, SA (a) (b) (c)	31,632,300	0
Net Servicos de Comunicacao, SA (a)	211,350	3,506,065
Petroleo Brasileiro, SA	105,724	2,830,268
Uniao de Bancos Brasileiros, SA	80,260	912,859
Usinas Siderurgicas de Minas Gerais, SA	29,712	1,694,308
		23,263,100
Republic of Korea (South Korea) 0.3%
Samsung Electronics Co., Ltd.	5,257	2,461,062
South Africa 0.5%
Allied Electronics Corp., Ltd.	559,539	3,859,572
Total Preferred Stocks		29,583,734
Investment Companies 0.5%
Morgan Stanley Growth Fund (e)	2,195,167	2,545,434
SIF 1 Banat Crisana Arad	90,000	150,923
SIF 2 Moldova Bacau	132,000	211,630
SIF 3 Transilvania Brasov (a)	206,000	265,110
SIF 4 Muntenia Bucuresti	92,500	113,831
SIF 5 Oltenia Craiova	164,500	306,504
		3,593,432
Total Long-Term Investments 99.4% (Cost $547,549,027)		755,881,622

See Notes to Financial Statements
18

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Value
Repurchase Agreements 0.7%

Citigroup Global Markets, Inc. ($1,577,059 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.33%, dated 06/29/07, to be sold on 07/02/07 at $1,577,759)	$1,577,059
State Street Bank & Trust Co. ($3,412,941 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.85%, dated 06/29/07, to be sold on 07/02/07 at $3,414,321)	3,412,941
Total Repurchase Agreements (Cost $4,990,000)	4,990,000
Total Investments 100.1% (Cost $552,539,027)	760,871,622
Foreign Currency 0.1% (Cost $475,337)	477,927
Liabilities in Excess of Other Assets (0.2%)	(1,190,830)
Net Assets 100.0%	$760,158,719

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare income dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid.

(d)  144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements
19

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Forward Foreign Currency Contracts Outstanding as of June 30, 2007:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contract:
South African Rand, 104,329,696 expiring 08/16/07	US$	$14,671,307	$235,491

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$161,477,714	21.2%
Wireless Telecommunication Services	63,198,124	8.3
Diversified Metals & Mining	46,267,254	6.1
Integrated Oil & Gas	32,871,900	4.3
Broadcasting & Cable TV	32,720,470	4.3
Electronic Equipment Manufacturers	27,719,994	3.6
Steel	24,245,209	3.2
Hypermarkets & Super Centers	20,665,117	2.7
Electric Utilities	20,294,488	2.7
Construction & Engineering	19,581,816	2.6
Construction & Farm Machinery & Heavy Trucks	19,112,232	2.5
Heavy Electrical Equipment	15,664,104	2.1
Semiconductors	14,274,358	1.9
Homebuilding	12,470,339	1.6
IT Consulting & Other Services	12,046,434	1.6
Coal & Consumable Fuels	11,915,494	1.6
Industrial Conglomerates	11,502,412	1.5
Construction Materials	11,501,655	1.5
Marine	10,442,583	1.4
Oil & Gas Equipment & Services	10,136,808	1.3
Property & Casualty Insurance	10,130,990	1.3
Packaged Foods & Meats	9,832,374	1.3
Airlines	9,506,157	1.2
Automobile Manufacturers	9,448,897	1.2
Life & Health Insurance	8,175,660	1.1
Computer Hardware	8,062,417	1.1
Independent Power Producers & Energy Traders	7,622,112	1.0
Movies & Entertainment	7,585,684	1.0
Commodity Chemicals	7,244,677	1.0
Railroads	6,909,907	0.9
Oil & Gas Exploration & Production	6,532,878	0.9
Pharmaceuticals	5,830,215	0.8

See Notes to Financial Statements
20

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification (continued)

Industry	Value	Percent of Net Assets
Internet Software & Services	$5,681,415	0.7%
Computer & Electronics Retail	5,053,714	0.7
Consumer Electronics	4,908,918	0.6
Housewares & Specialties	4,688,309	0.6
Agricultural Products	4,602,071	0.6
Oil & Gas Refining & Marketing	4,257,119	0.6
Food Retail	4,207,817	0.6
Marine Ports & Services	3,959,651	0.5
Real Estate Management & Development	3,638,674	0.5
Investment Companies	3,593,432	0.5
Personal Products	3,425,270	0.5
Industrial Machinery	3,413,238	0.4
Apparel Retail	3,403,031	0.4
Publishing	3,054,929	0.4
Oil & Gas Drilling	2,992,901	0.4
Apparel, Accessories & Luxury Goods	2,956,636	0.4
Advertising	2,786,335	0.4
Integrated Telecommunication Services	2,629,029	0.3
Department Stores	2,509,863	0.3
Electrical Components & Equipment	2,497,427	0.3
Computer Storage & Peripherals	2,172,945	0.3
Multi-Sector Holdings	1,751,023	0.2
Tobacco	1,438,602	0.2
Soft Drinks	841,066	0.1
Multi-Utilities	427,734	0.1
General Merchandise Stores	0	0.0	*
Health Care Supplies	0	0.0	*
	$755,881,622	99.4%

*Amount is less than 0.1%

21

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $552,539,027)	$760,871,622
Foreign Currency (Cost $475,337)	477,927
Cash	4,971,663
Receivables:
Investments Sold	4,586,361
Dividends	1,816,374
Fund Shares Sold	1,458,547
Interest	1,387
Forward Foreign Currency Contracts	235,491
Other	171,979
Total Assets	774,591,351
Liabilities:
Payables:
Investments Purchased	9,693,199
Fund Shares Repurchased	2,157,956
Investment Advisory Fee	754,988
Distributor and Affiliates	554,940
Accrued Expenses	1,025,562
Directors' Deferred Compensation and Retirement Plans	245,987
Total Liabilities	14,432,632
Net Assets	$760,158,719
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$496,266,201
Net Unrealized Appreciation	207,836,700
Accumulated Net Realized Gain	60,588,608
Accumulated Net Investment Loss	(4,532,790)
Net Assets	$760,158,719
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $579,447,281 and 20,632,846 shares of beneficial interest issued and outstanding)	$28.08
Maximum sales charge (5.75%* of offering price)	1.71
Maximum offering price to public	$29.79
Class B Shares: Net asset value and offering price per share (Based on net assets of $92,828,691 and 3,611,930 shares of beneficial interest issued and outstanding)	$25.70
Class C Shares: Net asset value and offering price per share (Based on net assets of $81,485,940 and 3,158,941 shares of beneficial interest issued and outstanding)	$25.80
Class I Shares: Net asset value and offering price per share (Based on net assets of $6,396,807 and 227,227 shares of beneficial interest issued and outstanding)	$28.15

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
22

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $948,079)	$10,221,619
Interest	623,711
Total Income	10,845,330
Expenses:
Investment Advisory Fee	7,512,492
Distribution (12b-1) and Service Fees
Class A	1,133,392
Class B	819,019
Class C	680,069
Transfer Agent Fees	1,414,584
Custody	851,148
Reports to Shareholders	151,260
Professional Fees	140,925
Accounting and Administrative Expenses	122,286
Registration Fees	74,630
Directors' Fees and Related Expenses	44,009
Other	31,849
Total Expenses	12,975,663
Less Credits Earned on Cash Balances	39,725
Net Expenses	12,935,938
Net Investment Loss	$(2,090,608)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$133,761,810
Foreign Currency Transactions	(28,901)
Forward Foreign Currency Contracts	(924,266)
Net Realized Gain	132,808,643
Unrealized Appreciation/Depreciation:
Beginning of the Period	100,927,217
End of the Period: Investments	208,332,595
Forward Foreign Currency Contracts	235,491
Foreign Currency Translation	(731,386)
207,836,700
Net Unrealized Appreciation During the Period	106,909,483
Net Realized and Unrealized Gain	$239,718,126
Net Increase in Net Assets From Operations	$237,627,518

See Notes to Financial Statements
23

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Loss	$(2,090,608)	$(355,866)
Net Realized Gain	132,808,643	82,390,425
Net Unrealized Appreciation During the Period	106,909,483	22,145,278
Change in Net Assets from Operations	237,627,518	104,179,837
Distributions from Net Investment Income:
Class A Shares	(770,093)	(1,301,776)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Class I Shares	(3,859)	-0-
	(773,952)	(1,301,776)
Distributions from Net Realized Gain:
Class A Shares	(42,072,676)	-0-
Class B Shares	(7,962,828)	-0-
Class C Shares	(6,549,318)	-0-
Class I Shares	(110,804)	-0-
	(56,695,626)	-0-
Total Distributions	(57,469,578)	(1,301,776)
Net Change in Net Assets from Investment Activities	180,157,940	102,878,061
From Capital Transactions:
Proceeds from Shares Sold	278,127,472	238,470,383
Net Asset Value of Shares Issued Through Dividend Reinvestment	37,448,475	858,171
Cost of Shares Repurchased	(199,487,360)	(166,414,423)
Net Change in Net Assets from Capital Transactions	116,088,587	72,914,131
Total Increase in Net Assets	296,246,527	175,792,192
Net Assets:
Beginning of the Period	463,912,192	288,120,000
End of the Period (Including accumulated net investment loss of $4,532,790 and $2,101,600, respectively)	$760,158,719	$463,912,192

See Notes to Financial Statements
24

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$20.87	$15.34	$11.53	$8.65	$8.50
Net Investment Income/Loss (a)	(0.04)	0.03	0.07	0.06	-0- (c)
Net Realized and Unrealized Gain	9.53	5.60	3.78	2.82	0.15
Total from Investment Operations	9.49	5.63	3.85	2.88	0.15
Less:
Distributions from Net Investment Income	0.04	0.10	0.04	-0-	-0-
Distributions from Net Realized Gain	2.24	-0-	-0-	-0-	-0-
Total Distributions	2.28	0.10	0.04	-0-	-0-
Net Asset Value, End of the Period	$28.08	$20.87	$15.34	$11.53	$8.65
Total Return* (b)	47.70%	36.73%	33.42%	33.29%	1.65%
Net Assets at End of the Period (In millions)	$579.4	$332.7	$182.3	$129.9	$53.3
Ratio of Expenses to Average Net Assets*	1.96%	2.14%	2.15%	2.15%	2.29%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.16%)	0.16%	0.53%	0.53%	0.01%
Portfolio Turnover	87%	73%	60%	89%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	2.26%	2.51%	2.82%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	0.42%	0.17%	(0.52%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	1.96%	2.14%	2.15%	2.15%	2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

N/A=Not Applicable

See Notes to Financial Statements
25

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$19.36	$14.27	$10.77	$8.15	$8.07
Net Investment Loss (a)	(0.20)	(0.11)	(0.03)	(0.03)	(0.05)
Net Realized and Unrealized Gain	8.78	5.20	3.53	2.65	0.13
Total from Investment Operations	8.58	5.09	3.50	2.62	0.08
Less Distributions from Net Realized Gain	2.24	-0-	-0-	-0-	-0-
Net Asset Value, End of the Period	$25.70	$19.36	$14.27	$10.77	$8.15
Total Return* (b)	46.62%	35.67%	32.50%	32.15%	0.99%
Net Assets at End of the Period (In millions)	$92.8	$73.0	$63.5	$55.8	$28.0
Ratio of Expenses to Average Net Assets*	2.72%	2.89%	2.90%	2.90%	3.04%
Ratio of Net Investment Loss to Average Net Assets*	(0.92%)	(0.61%)	(0.26%)	(0.24%)	(0.71%)
Portfolio Turnover	87%	73%	60%	89%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	3.01%	3.26%	3.57%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	(0.37%)	(0.60%)	(1.24%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.72%	2.89%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
26

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$19.42	$14.32	$10.81	$8.18	$8.10
Net Investment Loss (a)	(0.20)	(0.11)	(0.03)	(0.02)	(0.05)
Net Realized and Unrealized Gain	8.82	5.21	3.54	2.65	0.13
Total from Investment Operations	8.62	5.10	3.51	2.63	0.08
Less Distributions from Net Realized Gain	2.24	-0-	-0-	-0-	-0-
Net Asset Value, End of the Period	$25.80	$19.42	$14.32	$10.81	$8.18
Total Return* (b)	46.69%	35.61%	32.47%	32.15%	0.99%
Net Assets at End of the Period (In millions)	$81.5	$58.2	$42.3	$34.6	$13.9
Ratio of Expenses to Average Net Assets*	2.72%	2.89%	2.90%	2.90%	3.04%
Ratio of Net Investment Loss to Average Net Assets*	(0.92%)	(0.61%)	(0.25%)	(.21%)	(0.71%)
Portfolio Turnover	87%	73%	60%	89%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	3.01%	3.26%	3.57%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	(0.36%)	(0.57%)	(1.24%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.72%	2.89%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
27

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30, 2007	April 6, 2006 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$20.89	$22.84
Net Investment Income (a)	0.09	0.05
Net Realized and Unrealized Gain/Loss	9.49	(2.00)
Total from Investment Operations	9.58	(1.95)
Less:
Distributions from Net Investment Income	0.08	-0-
Distributions from Net Realized Gain	2.24	-0-
Total Distributions	2.32	-0-
Net Asset Value, End of the Period	$28.15	$20.89
Total Return (b)	48.13%	–8.54%*
Net Assets at End of the Period (In millions)	$6.4	$0.01
Ratio of Expenses to Average Net Assets	1.68%	1.90%
Ratio of Net Investment Income to Average Net Assets	0.38%	0.99%
Portfolio Turnover	87%	73%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Financial Statements
28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the last reported bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $3,989,618. At June 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $47,975,379, which will expire according to the following schedule:

Amount	Expiration
$5,794,259	June 30, 2008
31,533,824	June 30, 2009
10,136,235	June 30, 2010
511,061	June 30, 2011

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$553,322,711
Gross tax unrealized appreciation	$212,692,646
Gross tax unrealized depreciation	(5,143,735)
Net tax unrealized appreciation on investments	$207,548,911

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

The tax character of distributions paid during the years ended June 30, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$773,952	$2,210,537
Long-term capital gain	56,695,626	-0-
	$57,469,578	$2,210,537

Permanent differences, primarily due to the current year net operating loss, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Capital
$433,370	$(433,370)	$-0-

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,091,485
Undistributed long-term capital gain	98,256,187

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $39,725 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 47% of its investment advisory fee to the Subadviser.

The Adviser has agreed to waive all expenses in excess of 2.15% of Class A average net assets, 2.90% of Class B average net assets, 2.90% of Class C average net assets, and 1.90% of Class I average net assets. This waiver is voluntary and can be discontinued at any time. For the year ended June 30, 2007, the Adviser did not waive any of its advisory fees.

For the year ended June 30, 2007, the Fund recognized expenses of approximately $16,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $81,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $1,297,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $148,869 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $5,715.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $183,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $107,900. Sales charges do not represent expenses of the Fund.

At June 30, 2007, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 444 Shares of Class I.

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	10,129,810	$241,250,754	9,534,820	$191,428,373
Class B	881,492	19,512,077	1,511,773	28,526,615
Class C	531,473	11,804,820	975,516	18,504,403
Class I	227,644	5,559,821	488	10,992
Total Sales	11,770,419	$278,127,472	12,022,597	$238,470,383
Dividend Reinvestment:
Class A	1,068,830	$24,935,683	45,333	$858,171
Class B	341,427	7,316,749	-0-	-0-
Class C	241,564	5,196,043	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Total Dividend Reinvestment 1,651,821 $	37,448,475	45,333	$858,171
Repurchases:
Class A	(6,507,702)	$(155,661,523)	(5,518,414)	$(109,422,877)
Class B	(1,380,635)	(30,430,247)	(2,194,425)	(39,510,280)
Class C	(610,639)	(13,371,377)	(934,904)	(17,481,266)
Class I	(905)	(24,213)	-0-	-0-
Total Repurchases	(8,499,881)	$(199,487,360)	(8,647,743)	$(166,414,423)

33

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

4.  Redemption Fee

The Fund will assess a 2% redemption fee on proceeds of Fund Shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $33,100, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $575,254,041 and $517,894,808, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $4,284,200 and $2,760,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

34

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2007 continued

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24, 2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

35

Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

36

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment Company
23 Church Street
16-01 Capital Square
Singapore 049481

Distributor

Van Kampen Funds Inc.
One Parkview Plaza – Suite 100

P.O. Box 5555

Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2007. The Fund designated and paid $56,695,626 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $773,952 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

37

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

38

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

40

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

41

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Director:*

Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

42

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

43

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

44

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, Suite 100
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

455, 555, 655, 670
MSEM ANR 8/07
IU07-02889P-Y06/07

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED OFFER NO BANK GUARANTEE MAY LOSE VALUE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY NOT A DEPOSIT

Performance Summary as of 6/30/07

This chart compares your fund's performance to that of the Russell 1000® Growth Index from 5/31/98 (the first month-end after inception) through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98		I Shares since 8/12/05
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	3.96%	3.28%	3.28%	3.28%	3.24%	3.24%	14.65%
5-year	9.16	7.88	8.40	8.18	8.45	8.45	—
1-year	20.84	13.85	20.38	15.38	20.00	19.00	21.17

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversions of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million, Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000® Growth Index is generally representative of the U.S. market for large capitalization stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

For the 12 months ended June 30, 2007, domestic equities progressed overall amid mixed economic data and intervals of intense market volatility. Over the past year, the U.S. economy visibly decelerated as gross domestic product (GDP) in the third and fourth quarters of 2006 were revised down from their preliminary numbers, and the first quarter 2007 GDP came in lower than expected. In the latter half of the reporting period, investors were concerned that inflation and rising interest rates would hinder corporate and consumer spending, dampen corporate profits and slow the pace of merger and acquisition (M&A) activity, all of which have helped bolstered the domestic equity market over the past several years. Moreover, a higher interest rate environment would make bonds appear more attractive than stocks, which would lead investors to rotate out of the stock market. Meanwhile, the housing sector steadily declined throughout the period, which concerned investors as lower home values could potentially remove a significant source of consumer borrowing, home equity, and thereby cause a slump in consumer spending. The rapid deterioration of the subprime mortgage market (which makes loans to less creditworthy borrowers) during the first half of 2007 and the recent headlines about Bear Stearns' efforts to bail out two of its troubled mortgage-related securities hedge funds further exacerbated the already tense situation, and ignited significant concerns among investors about the possibility of contagion into other areas of the economy.

Yet despite these daunting signals and worrisome events, equities in general performed relatively strongly over the reporting period, with many major broad market indexes posting double-digit returns. Positive economic data on the wage growth and employment fronts reported in the latter weeks of the period bolstered investors' enthusiasm for stocks and supported the market's upward momentum. Additionally, relatively strong corporate profits reports for the first quarter and continued frenetic M&A activity helped to sustain positive investor sentiment through the end of the reporting period. By the end of June, the domestic equity markets remained in positive territory, although investors tempered their expectations regarding economic data and corporate earnings reports for the second quarter 2007.

2

Performance Analysis

All share classes of Van Kampen Equity Growth Fund outperformed the Russell 1000® Growth Index for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	Class I	Russell 1000® Growth Index
20.84%	20.38%	20.00%	21.17%	19.04%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the period, the top contributing sectors relative to the Russell 1000 Growth Index were the materials and processing, utilities and consumer discretionary sectors. In the materials and processing sector, security selection and an overweight allocation provided the most significant positive impact on relative performance. In this sector, investments in fishing and ranching firms as well as cement companies strongly contributed to the Fund's outperformance. Within the utilities sector, a single holding in a wireless company added to relative returns. Additionally, stock selection in the consumer discretionary sector, particularly in retail, radio and television broadcasters, textile apparel manufacturers and consumer electronics, was advantageous to relative performance.

In contrast, the technology, financial services and other energy sectors detracted the most from the Fund's relative performance. In the technology sector, holdings in communication services software, semiconductors and communication technology firms along with an underweight in the broad sector, served to diminish relative returns. Security selection in the financial services sector also dampened relative performance. Here, choices made among financial data and processing companies and securities brokerage and services companies detracted from relative returns. Within the other energy sector, investment in a single crude oil producer which had failed to keep pace with the sector's sharp gains further hampered the Fund's performance.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Fund, followed by financial services and technology sectors. The financial service sector was overweight and the technology sector was underweight relative to the Russell 1000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 6/30/07
Monsanto Co.	6.8%
Google, Inc., Class A	5.1
Corning, Inc.	4.9
UnitedHealth Group, Inc.	4.6
Moody's Corp.	4.4
American Express Co.	4.2
Sears Holdings Corp.	4.0
Ultra Petroleum Corp.	3.7
America Movil SA de CV, Ser L - ADR	3.2
China Merchants Holdings International Co., Ltd.	3.2
Summary of Investments by Industry Classification as of 6/30/07
Internet Software & Services	9.7%
Fertilizers & Agricultural Chemicals	6.8
Communications Equipment	6.6
Specialized Finance	5.7
Computer Hardware	5.2
Managed Health Care	4.6
Consumer Finance	4.2
Department Stores	4.0
Oil & Gas Exploration & Production	3.7
Diversified Banks	3.6
Wireless Telecommunication Services	3.2
Marine Ports & Services	3.2
Broadcasting & Cable TV	3.2
Real Estate Management & Development	3.0
Hotels, Resorts & Cruise Lines	2.8
Semiconductors	2.4
Property & Casualty Insurance	2.2
Footwear	2.2
Diversified Commercial & Professional Services	2.1
Hypermarkets & Super Centers	2.1
Internet Retail	2.0
Other Diversified Financial Services	1.9
Apparel Retail	1.9
Leisure Products	1.9
Air Freight & Logistics	1.8
Construction Materials	1.7
Distillers & Vintners	1.5
Biotechnology	1.2
Casinos & Gaming	1.1

(continued on next page)

4

Summary of Investments by Industry Classification as of 6/30/07
(continued from previous page)
Motorcycle Manufacturers	1.1%
Reinsurance	0.9
Total Long-Term Investments	97.5
Total Repurchase Agreements	0.5
Total Investments	98.0
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	2.0
Net Assets	100.0%

*Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,104.59	$6.37
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.11
Class B
Actual	1,000.00	1,104.36	7.62
Hypothetical (5% annual return before expenses)	1,000.00	1,017.56	7.30
Class C
Actual	1,000.00	1,101.27	10.32
Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	9.89
Class I
Actual	1,000.00	1,106.87	5.07
Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.46%, 1.98% and 0.97% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory

9

agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's investment process over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the

10

profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 97.5%
Air Freight & Logistics 1.8%
C.H. Robinson Worldwide, Inc.	102,332	$5,374,477
Apparel Retail 1.9%
Abercrombie & Fitch Co., Class A	76,605	5,590,633
Biotechnology 1.2%
Genentech, Inc. (a)	48,143	3,642,499
Broadcasting & Cable TV 3.2%
Grupo Televisa SA—ADR (Mexico)	339,524	9,374,258
Casinos & Gaming 1.1%
Wynn Resorts Ltd. (a)	37,929	3,401,852
Communications Equipment 6.6%
3Com Corp. (a)	1,261,036	5,208,079
Corning, Inc. (a)	563,881	14,407,159
		19,615,238
Computer Hardware 5.2%
Apple, Inc. (a)	71,161	8,684,488
Dell, Inc. (a)	238,443	6,807,548
		15,492,036
Construction Materials 1.7%
Cemex, SA de CV—ADR (Mexico)	137,209	5,063,012
Consumer Finance 4.2%
American Express Co.	204,978	12,540,554
Department Stores 4.0%
Sears Holdings Corp. (a)	70,099	11,881,781
Distillers & Vintners 1.5%
Diageo PLC—ADR (United Kingdom)	55,074	4,588,215
Diversified Banks 3.6%
ICICI Bank Ltd. (INR) (India)	258,960	6,220,257
ICICI Bank Ltd.—ADR (India)	89,711	4,409,295
		10,629,552
Diversified Commercial & Professional Services 2.1%
Corporate Executive Board Co.	94,714	6,147,886

See Notes to Financial Statements
12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Fertilizers & Agricultural Chemicals 6.8%
Monsanto Co.	296,671	$20,037,159
Footwear 2.2%
NIKE, Inc., Class B	109,908	6,406,537
Hotels, Resorts & Cruise Lines 2.8%
Ctrip.com International Ltd.—ADR (Cayman Islands)	104,160	8,190,101
Hypermarkets & Super Centers 2.1%
Costco Wholesale Corp.	104,583	6,120,197
Internet Retail 2.0%
Amazon.com, Inc. (a)	84,542	5,783,518
Internet Software & Services 9.7%
eBay, Inc. (a)	282,527	9,091,719
Google, Inc., Class A (a)	29,170	15,266,995
Yahoo!, Inc. (a)	165,140	4,480,248
		28,838,962
Leisure Products 1.9%
ARUZE CORP. (JPY) (Japan)	177,100	5,508,979
Managed Health Care 4.6%
UnitedHealth Group, Inc.	268,823	13,747,608
Marine Ports & Services 3.2%
China Merchants Holdings International Co., Ltd. (HKD) (Hong Kong)	1,948,306	9,418,607
Motorcycle Manufacturers 1.1%
Harley-Davidson, Inc.	56,473	3,366,356
Oil & Gas Exploration & Production 3.7%
Ultra Petroleum Corp. (Canada) (a)	199,200	11,003,808
Other Diversified Financial Services 1.9%
Citigroup, Inc.	112,308	5,760,277
Property & Casualty Insurance 2.2%
Berkshire Hathaway, Inc., Class B (a)	1,812	6,532,260
Real Estate Management & Development 3.0%
Brookfield Asset Management, Inc., Class A (Canada)	224,136	8,943,026

See Notes to Financial Statements
13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Reinsurance 0.9%
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	123,387	$2,779,909
Semiconductors 2.4%
Marvell Technology Group Ltd. (Bermuda) (a)	395,102	7,194,807
Specialized Finance 5.7%
Chicago Mercantile Exchange Holdings, Inc.	7,757	4,145,031
Moody's Corp.	207,710	12,919,562
		17,064,593
Wireless Telecommunication Services 3.2%
America Movil SA de CV, Series L—ADR (Mexico)	153,089	9,480,802
Total Long-Term Investments 97.5% (Cost $226,447,161)		289,519,499

Repurchase Agreements 0.5%
Citigroup Global Markets, Inc. ($424,447 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.33%, dated 06/29/07, to be sold on 07/02/07 at $424,635)	424,447
State Street Bank & Trust Co. ($918,553 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.85%, dated 06/29/07, to be sold on 07/02/07 at $918,924)	918,553
Total Repurchase Agreements (Cost $1,343,000)	1,343,000
Total Investments 98.0% (Cost $227,790,161)	290,862,499
Foreign Currency 0.0% (Cost $16,556)	16,556
Other Assets in Excess of Liabilities 2.0%	6,050,232
Net Assets 100.0%	$296,929,287

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare income dividends.

ADR—American Depositary Receipt

HKD—Hong Kong dollar

INR—India rupee

JPY—Japan yen

See Notes to Financial Statements
14

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $227,790,161)	$290,862,499
Foreign Currency (Cost $16,556)	16,556
Cash	388
Receivables:
Fund Shares Sold	6,383,027
Investments Sold	1,366,877
Dividends	234,576
Interest	373
Other	230,717
Total Assets	299,095,013
Liabilities:
Payables:
Investments Purchased	1,064,382
Fund Shares Repurchased	286,408
Distributor and Affiliates	141,511
Investment Advisory Fee	120,414
Directors' Deferred Compensation and Retirement Plans	328,476
Accrued Expenses	224,535
Total Liabilities	2,165,726
Net Assets	$296,929,287
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$375,412,472
Net Unrealized Appreciation	63,047,328
Accumulated Net Investment Loss	(283,660)
Accumulated Net Realized Loss	(141,246,853)
Net Assets	$296,929,287
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $194,420,814 and 14,964,247 shares of beneficial interest issued and outstanding)	$12.99
Maximum sales charge (5.75%* of offering price)	0.79
Maximum offering price to public	$13.78
Class B Shares: Net asset value and offering price per share (Based on net assets of $72,843,911 and 5,987,211 shares of beneficial interest issued and outstanding)	$12.17
Class C Shares: Net asset value and offering price per share (Based on net assets of $28,361,592 and 2,328,993 shares of beneficial interest issued and outstanding)	$12.18
Class I Shares: Net asset value and offering price per share (Based on net assets of $1,302,970 and 99,833 shares of beneficial interest issued and outstanding)	$13.05

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
15

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $19,704)	$2,129,099
Interest	182,843
Total Income	2,311,942
Expenses:
Investment Advisory Fee	1,441,009
Distribution (12b-1) and Service Fees
Class A	455,427
Class B	573,883
Class C	282,113
Transfer Agent Fees	960,031
Reports to Shareholders	136,388
Professional Fees	74,606
Accounting and Administrative Expenses	72,677
Registration Fees	61,547
Custody	44,572
Directors' Fees and Related Expenses	39,691
Other	23,358
Total Expenses	4,165,302
Less Credits Earned on Cash Balances	9,993
Net Expenses	4,155,309
Net Investment Loss	$(1,843,367)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$32,321,252
Foreign Currency Transactions	19,412
Net Realized Gain	32,340,664
Unrealized Appreciation/Depreciation:
Beginning of the Period	39,594,392
End of the Period:
Investments	63,072,338
Foreign Currency Translation	(25,010)
63,047,328
Net Unrealized Appreciation During the Period	23,452,936
Net Realized and Unrealized Gain	$55,793,600
Net Increase in Net Assets From Operations	$53,950,233

See Notes to Financial Statements
16

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Loss	$(1,843,367)	$(2,608,580)
Net Realized Gain	32,340,664	35,432,949
Net Unrealized Appreciation/Depreciation During the Period	23,452,936	(1,131,738)
Net Change in Net Assets from Investment Activities	53,950,233	31,692,631
From Capital Transactions:
Proceeds from Shares Sold	61,604,662	104,021,504
Cost of Shares Repurchased	(117,206,732)	(131,816,001)
Net Change in Net Assets from Capital Transactions	(55,602,070)	(27,794,497)
Total Increase/Decrease in Net Assets	(1,651,837)	3,898,134
Net Assets:
Beginning of the Period	298,581,124	294,682,990
End of the Period (Including accumulated net investment loss of $283,660 and $253,375, respectively)	$296,929,287	$298,581,124

See Notes to Financial Statements
17

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$10.75	$9.65	$9.25	$8.06	$8.38
Net Investment Loss (a)	(0.05)	(0.05)	(0.04)	(0.04)	(0.02)
Net Realized and Unrealized Gain/Loss	2.29	1.15	0.44	1.23	(0.30)
Total from Investment Operations	2.24	1.10	0.40	1.19	(0.32)
Net Asset Value, End of the Period	$12.99	$10.75	$9.65	$9.25	$8.06
Total Return* (b)	20.84%	11.40%	4.32%	14.76%	–3.82%
Net Assets at End of the Period (In millions)	$194.4	$183.3	$156.2	$57.0	$34.4
Ratio of Expenses to Average Net Assets*	1.23%	1.24%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.43%)	(0.49%)	(0.41%)	(0.49%)	(0.30%)
Portfolio Turnover	46%	75%	154%	135%	186%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	1.59%	1.67%	1.75%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	(0.50%)	(0.66%)	(0.55%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

See Notes to Financial Statements
18

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$10.11		$9.15	$8.84	$7.76	$8.12
Net Investment Loss (a)	(0.10)		(0.13)	(0.10)	(0.11)	(0.08)
Net Realized and Unrealized Gain/Loss	2.16		1.09	0.41	1.19	(0.28)
Total from Investment Operations	2.06		0.96	0.31	1.08	(0.36)
Net Asset Value, End of the Period	$12.17		$10.11	$9.15	$8.84	$7.76
Total Return* (b)	20.38	%(c)	10.49%	3.51%	13.92%	–4.55%
Net Assets at End of the Period (In millions)	$72.8		$84.6	$108.1	$33.6	$28.7
Ratio of Expenses to Average Net Assets*	1.74	%(c)	1.99%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.95	%)(c)	(1.25%)	(1.19%)	(1.24%)	(1.05%)
Portfolio Turnover	46%		75%	154%	135%	186%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A	2.34%	2.42%	2.50%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	(1.28%)	(1.41%)	(1.30%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A = Not Applicable

See Notes to Financial Statements
19

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$10.15	$9.19	$8.87	$7.79	$8.12
Net Investment Loss (a)	(0.13)	(0.13)	(0.09)	(0.11)	(0.06)
Net Realized and Unrealized Gain/Loss	2.16	1.09	0.41	1.19	(0.27)
Total from Investment Operations	2.03	0.96	0.32	1.08	(0.33)
Net Asset Value, End of the Period	$12.18	$10.15	$9.19	$8.87	$7.79
Total Return* (b)	20.00%	10.45%	3.61%	13.86%	–4.06	%(c)
Net Assets at End of the Period (In millions)	$28.4	$29.7	$30.4	$20.9	$15.7
Ratio of Expenses to Average Net Assets*	1.99%	1.99%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.19%)	(1.25%)	(1.11%)	(1.24%)	(0.81	%)(c)
Portfolio Turnover	46%	75%	154%	135%	186%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	2.34%	2.42%	2.50%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	(1.20%)	(1.41%)	(1.06	%)(c)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

N/A = Not Applicable

See Notes to Financial Statements
20

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30, 2007	August 12, 2005 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$10.77	$10.09
Net Investment Loss (a)	(0.02)	(.03)
Net Realized and Unrealized Gain	2.30	0.71
Total from Investment Operations	2.28	0.68
Net Asset Value, End of the Period	$13.05	$10.77
Total Return (b)	21.17%	6.74%*
Net Assets at End of the Period (In millions)	$1.3	$1.0
Ratio of Expenses to Average Net Assets	0.98%	0.96%
Ratio of Net Investment Loss to Average Net Assets	(0.14%)	(0.27%)
Portfolio Turnover	46%	75%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large-capitalization companies. The Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007 continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $29,118,023. At June 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $140,658,520, which will expire according to the following schedule.

Amount	Expiration
$22,369,927	June 30, 2009
96,403,579	June 30, 2010
21,885,014	June 30, 2011

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$228,378,493
Gross tax unrealized appreciation	$69,727,202
Gross tax unrealized depreciation	(7,243,196)
Net tax unrealized appreciation on investments	$62,484,006

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

There were no distributions paid during the years ended June 30, 2007 and 2006.

Permanent differences, primarily due to a net operating loss resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Capital
$1,813,082	$(11,326)	$(1,801,756)

As of June 30, 2007, there were no distributable earnings on a tax basis.

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007 continued

F.  Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $9,993 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average daily net assets, 2.25% of Class B average daily net assets, 2.25% of Class C average daily net assets, and 1.25% of Class I average daily net assets. For the year ended June 30, 2007, the Adviser did not waive any of its advisory fees. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2007, the Fund recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $76,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $767,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $220,315 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007 continued

director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $34,718.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $80,600. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	4,035,914	$47,694,341	7,088,062	$77,023,015
Class B	1,009,959	10,985,946	1,225,095	12,556,618
Class C	229,587	2,536,883	644,379	6,718,967
Class I	31,746	387,492	765,068	7,722,904
Total Sales	5,307,206	$61,604,662	9,722,604	$104,021,504
Repurchases:
Class A	(6,130,049)	$(71,475,802)	(6,209,085)	$(66,431,526)
Class B	(3,387,253)	(36,533,197)	(4,674,323)	(47,432,314)
Class C	(825,900)	(8,953,825)	(1,023,529)	(10,471,112)
Class I	(20,874)	(243,908)	(676,107)	(7,481,049)
Total Repurchases	(10,364,076)	$(117,206,732)	(12,583,044)	$(131,816,001)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $1,100, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $131,879,544 and $192,983,459, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Fund's Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007 continued

Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $32,500 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

9.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24,

26

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2007 continued

2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

27

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

28

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* - Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Dennis Shea

Vice President

J. David Germany

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.

One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

30

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

31

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

32

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Director:*

Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

35

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

36

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

468, 568, 668, 680
EQG ANR 8/07
IU07-02715P-Y06/07

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

Global Equity
Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and therefore, the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/07

This chart compares your fund's performance to that of the MSCI All Country World Index from 6/30/97 through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	9.63%	9.18%	8.56%	8.56%	8.82%	8.82%
10-year	6.93	6.30	6.45	6.45	6.14	6.14
5-year	12.87	11.54	12.76	12.57	12.01	12.01
1-year	26.70	19.39	26.73	21.73	25.66	24.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

Global equity markets, as measured by the MSCI All Country World Index, gained 25.2 percent in the one-year period ended June 30, 2007 (22.9 percent in local currency terms). Regionally, Asia ex-Japan led performance in U.S. dollar terms, followed by Europe, the U.S., and finally Japan. The emerging markets outperformed developed markets during the period. Local currencies were also strong, with considerable increases in the pound, euro, and Australian dollar relative to the U.S. dollar.

Over the course of the reporting period, the pace of U.S. economic growth decelerated while growth in Europe and Asia ex-Japan picked up. In the U.S., weakness in housing, residential construction, auto production, and cautious corporate spending brought the economy down to just below 1 percent GDP growth in the first quarter of 2007. Since then, the Purchasing Managers Index (PMI) has picked up considerably (to 56) and employment and income have continued to grow. A slow housing market and the subprime mortgage weakness continues to be a concern, but we believe the U.S. economy has bottomed and consensus U.S. GDP estimates for the second half of 2007 are at 2.5 percent. Short-term inflationary pressures appear to be abating, as the core Consumer Price Index (CPI) stood at 2.2 percent at the end of the reporting period, down from 2.5 percent at the start of the second quarter. Also, the core Personal Consumption Expenditures (PCE) Index has moved down to 1.9 percent and back into the Federal Open Market Committee's (the "Fed") publicly stated comfort zone. However, we believe this inflation reprieve may be temporary.

After European growth surprised on the upside throughout 2006, expectations have moderated, but remain solid. The European Composite PMI was at 57.8 for June 2007, suggesting GDP growth in the range of 2.5 to 3 percent. Employment continues to be strong and May's unemployment reading of 7 percent was the lowest since May 1982. The European Central Bank tightened 25 basis points to 4.0 percent in the second quarter, and additional increases totaling 50 basis points are expected by April 2008. European equity performance has been very strong over the past year and valuations by our measures look to be fair to slightly expensive.

The Japanese growth picture was a bit disappointing over the 12 months as a whole, with weaker than expected consumer and corporate spending in the second half of 2006 and into 2007. The recent Tankan business sentiment survey, however, is near cycle highs and capital spending plans still look decent. Over the course of the year, core inflation in Japan moved back into negative territory, making it harder for the Bank of Japan to raise interest rates to normalize the rate structure and to stem future real estate price inflation. The good news is that monetary aggregates have begun to move up in Japan, employment growth continues, and corporate service prices are at decade high levels. We believe Japan might move out of deflation by this time in 2008. The long awaited Upper House Diet elections are at the end of July and the Abe administration is under pressure from plummeting approval ratings. Abe's administration has been characterized by a lack of clarity on reform priorities and corporate backtracking on hostile mergers and acquisitions. We hope there will be a clearer picture of government priorities (e.g. tax policy, merger laws and pension reform) by September. A second half pick-up in global economic activity (which we expect), in combination with a record low trade-weighted yen, should be beneficial to Japanese equities going forward.

Performance Analysis

All share classes of Van Kampen Global Equity Allocation Fund outperformed the MSCI All Country World Index for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	MSCI All Country World Index
26.70%	26.73%	25.66%	25.23%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

In this 12-month period, the primary contributors to the Fund's performance relative to the MSCI All Country World Index were overweight allocations to Germany, Singapore, and the emerging markets—notably China and Brazil. From a sector perspective, an overweight allocation to the materials sector added to performance. In contrast, the Fund's exposure to Japan hindered performance, but a partial yen hedge somewhat protected the Fund's return from declining further.

We believe that global markets are in the latter stages of a bull market and that the recent increase in market volatility will continue. Higher bond yields and credit spreads will be challenging for equities, but not necessarily their death knell, if the rise is driven by better economic growth and a normalization of risk pricing. A U.S. housing-led recession remains a possibility—but other than weak housing, global economic data in the second quarter and into July appeared to be solid. At the margin, global resource utilization (labor and capital expenditures) is higher, the cost of capital is up, and input costs (materials, food and energy) have risen. All of this could feed through to higher core inflation—and central banks around the world have signaled their vigilance. We have pulled back a bit of the Fund's exposure to higher volatility stocks, but remain almost fully invested.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 6/30/07
Exxon Mobil Corp.	1.2%
General Electric Co.	1.0
Toyota Motor Corp.	0.8
China Mobile Hong Kong, Ltd.	0.8
Petroleo Brasileiro, SA	0.7
Siemens, AG	0.7
Microsoft Corp.	0.6
Citigroup, Inc.	0.6
Procter & Gamble Co.	0.6
E.ON, AG	0.6
Summary of Investments by Countries as of 6/30/07
United States	32.2%
Japan	12.8
Germany	5.6
United Kingdom	4.6
Canada	2.9
Brazil	2.9
France	2.4
India	2.4
Republic of Korea (South Korea)	2.2
Hong Kong	2.2
Australia	2.1
Singapore	2.0
Switzerland	1.8
China	1.7
Mexico	1.7
Russia	1.4
Poland	1.3
Indonesia	1.3
Sweden	1.2
Philippines	0.8
Bermuda	0.8
Netherlands	0.7
Austria	0.7
South Africa	0.7
Finland	0.6
Malaysia	0.6
Cayman Islands	0.5
Hungary	0.5

(continued on next page)

Summary of Investments by Countries as of 6/30/07

(continued from previous page)

Belgium	0.4%
Norway	0.4
Spain	0.4
Turkey	0.4
Italy	0.4
Netherlands Antilles	0.3
Morocco	0.3
Denmark	0.3
Republic of China (Taiwan)	0.1
Greece	0.1
Portugal	0.1
Ireland	0.1
Colombia	0.1
Cyprus	0.0	*
Panama	0.0	*
Total Common and Preferred Stocks	94.0
Investment Companies	0.0	*
Total Long-Term Investments	94.0
Total Repurchase Agreements	2.5
Total Investments	96.5
Foreign Currency	0.8
Other Assets in Excess of Liabilities	2.7
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings are as a percentage of net assets. Summary of investments by countries are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,118.04	$8.93
Hypothetical	1,000.00	1,016.37	8.50
(5% annual return before expenses)
Class B
Actual	1,000.00	1,118.53	8.98
Hypothetical	1,000.00	1,016.31	8.55
(5% annual return before expenses)
Class C
Actual	1,000.00	1,113.51	12.89
Hypothetical	1,000.00	1,012.59	12.28
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.71% and 2.46% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 91.4%
Australia 2.1%
AGL Energy, Ltd.	3,387	$43,561
Alinta, Ltd.	1,955	25,226
Alumina, Ltd.	16,559	109,362
Amcor, Ltd.	12,858	81,431
AMP, Ltd.	9,685	83,095
Ansell, Ltd.	1,216	12,577
Asciano Group (a)	2,755	23,661
Australia and New Zealand Banking Group, Ltd.	10,530	258,803
BHP Billiton, Ltd.	51,198	1,520,501
BlueScope Steel, Ltd.	11,089	97,209
Boral, Ltd.	8,518	63,333
Brambles Industries PLC (a)	7,210	74,452
Caltex Australia, Ltd.	7,354	147,576
Coca-Cola Amatil, Ltd.	3,835	31,018
Coles Myer, Ltd.	7,823	106,913
Commonwealth Bank of Australia	8,701	407,563
CSL, Ltd.	628	46,853
CSR, Ltd.	13,819	40,771
Fairfax	7,520	29,965
Foster's Group, Ltd.	14,867	80,415
Insurance Australia Group, Ltd.	12,377	59,811
Leighton Holdings, Ltd.	1,573	55,011
Lend Lease Corp., Ltd.	3,086	48,506
Macquarie Bank, Ltd.	1,522	109,680
Macquarie Infrastructure Group, Ltd.	17,128	52,276
Mayne Nickless, Ltd.	6,557	22,681
National Australia Bank, Ltd.	11,606	403,619
Newcrest Mining, Ltd.	4,743	91,882
OneSteel, Ltd.	8,110	44,210
Orica, Ltd.	5,470	138,197
Origin Energy, Ltd.	52,686	443,992
PaperlinX, Ltd.	6,583	20,762
QBE Insurance Group, Ltd.	5,056	133,738
Rinker Group, Ltd.	13,590	217,067
Rio Tinto, Ltd.	4,441	371,952
Santos, Ltd.	38,691	457,263
Stockland Trust Group	12	83
Suncorp-Metway, Ltd.	4,015	68,657
Tabcorp Holdings, Ltd.	2,955	42,965
Telstra Corp., Ltd.	15,720	61,173
Toll Holdings, Ltd.	2,755	33,844
Transurban Group	5,550	37,689
Wesfarmers, Ltd.	2,802	108,633

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Australia (Continued)
Westpac Banking Corp., Ltd.	12,305	$267,690
Woodside Petroleum, Ltd.	21,627	838,844
Woolworths, Ltd.	7,634	174,747
		7,589,257
Austria 0.7%
Andritz, AG	840	55,697
Bank of Austria Creditanstalt, AG	607	117,481
Boehler-Udderholm, AG	1,056	105,764
Erste Bank Der Oester Spark, AG	8,369	654,701
Flughafen Wein, AG	315	31,174
IMMOFINANZ Immobilien Anlagen (a)	10,188	149,058
Mayr-Melnhof Karton, AG	128	29,136
Oesterreichish Elektrizitaets, AG, Class A	2,290	117,405
OMV, AG	4,892	327,677
Raiffeisen International Bank—Holding, AG	2,669	425,174
Telekom Austria, AG	9,638	241,324
Voestalpine, AG	2,052	173,580
Wienerberger Baustoffindustrie, AG	1,739	128,744
Wiener Stadtische	670	47,880
		2,604,795
Belgium 0.4%
AGFA-Gevaert, NV	970	25,154
Bekaert, SA	82	12,081
Belgacom, SA	1,334	59,311
Dexia	10,623	333,706
Fortis, AG	18,185	775,539
KBC Bankverzekerin Holdings	1,460	197,643
Solvay, SA	633	100,084
UCB, SA	1,480	87,836
Umicore	263	57,405
		1,648,759
Bermuda 0.8%
Accenture, Ltd., Class A	3,900	167,271
Cheung Kong Infrastructure	5,000	18,448
China Water Affairs Group, Ltd. (a)	598,299	348,916
Cosco Pacific, Ltd.	100,000	261,536
Esprit Holdings, Ltd.	13,500	171,271
Everest Re Group, Ltd.	700	76,048
Ingersoll-Rand Co., Ltd., Class A	5,900	323,438
Johnson Electric Holdings, Ltd.	22,000	12,239
Kerry Properties, Ltd.	5,198	32,776
Li & Fung, Ltd.	71,900	259,768
Marvell Technology Group, Ltd. (a)	5,000	91,050

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Bermuda (Continued)
Nabors Industries, Ltd. (a)	2,300	$76,774
NWS Holdings, Ltd.	46,542	116,188
Shangri-La Asia, Ltd.	15,004	36,266
Tyco International, Ltd.	19,800	669,042
Weatherford International, Ltd. (a)	2,554	141,083
Yue Yuen Industrial Holdings, Ltd.	5,000	15,507
		2,817,621
Brazil 0.6%
Ambev Cia De Bebid Companhia de Bebidas das Americas	146,049	104,104
Arcelor Brasil, SA	3,179	88,992
Companhia Brasileira de Distribuicao—ADR	650	25,123
Companhia de Concessoes Rodoviarias	16,600	305,581
Cyrela Brazil Realty, SA	12,800	158,590
Empresa Brasileira de Aeronautica, SA	14,843	180,209
Gol-Linhas Aereas Inteligentes, SA—ADR	13,600	448,664
Lojas Renner, SA	8,700	163,717
Sider Nacional Cia	3,961	204,929
Souza Cruz (Cia) Npv	3,600	86,407
Uniao de Bancos Brasileiros, SA—GDR (a)	5,100	575,637
		2,341,953
Canada 2.9%
Abitibi-Consolidated, Inc. (a)	7,750	22,626
Agrium, Inc.	2,350	103,001
Alcan, Inc.	4,145	338,137
Bank of Montreal	4,800	308,209
Bank of Nova Scotia	8,800	428,662
Barrick Gold Corp.	8,385	243,856
BCE, Inc.	4,364	165,261
Biovail Corp.	2,000	50,974
Bombardier, Inc., Class B (a)	12,700	76,301
Brookfield Asset Management, Inc., Class A	5,100	204,000
CAE, Inc.	2,500	33,326
Cameco Corp.	4,900	248,392
Canadian Imperial Bank of Commerce	3,600	324,397
Canadian Natural Resources, Ltd.	8,800	584,712
Canadian Pacific Railway, Ltd.	2,550	176,112
Canadian Tire Corp., Class A	1,100	86,792
Celestica, Inc. (a)	3,700	23,341
Cognos, Inc. (a)	700	27,915
Enbridge, Inc.	4,100	138,174
EnCana Corp.	19,032	1,170,595
George Weston, Ltd.	1,500	112,720
Goldcorp, Inc.	3,128	74,262

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Canada (Continued)
Husky Energy, Inc.	3,400	$279,916
IGM Financial, Inc.	675	32,804
Imperial Oil, Ltd.	9,700	451,559
Kinross Gold Corp. (a)	2,800	32,567
Magna International, Inc., Class A	1,600	146,444
Manulife Financial Corp.	6,412	239,807
Manulife Financial Corp.	1,144	42,694
MDS, Inc., Class B	4,700	95,743
Meridian Gold, Inc. (a)	900	24,628
MI Developments, Inc., Class A	750	27,303
National Bank of Canada	1,100	63,372
Nexen, Inc.	11,400	353,157
Nortel Networks Corp. (a)	4,466	107,662
Petro-Canada	8,300	442,173
Potash Corp. of Saskatchewan, Inc.	5,700	445,619
Power Corp. of Canada	4,300	158,679
Rogers Communication, Inc., Class B	7,400	315,520
Royal Bank of Canada	10,900	579,355
Sino-Forest Corp. (a)	13,700	196,771
Suncor Energy, Inc.	8,200	738,674
Sun Life Financial, Inc.	2,789	132,898
Talisman Energy, Inc.	25,600	495,057
Teck Cominco, Ltd., Class B	5,786	245,508
Thomson Corp.	3,000	122,506
TransAlta Corp.	1,500	37,667
TransCanada Corp.	4,244	145,975
		10,895,823
Cayman Islands 0.5%
ACE, Ltd.	2,900	181,308
ASM Pacific Technology, Ltd.	1,000	7,245
Chaoda Modern Agriculture Holdings, Ltd.	50,000	38,687
China Infrastructure Machinery Holdings, Ltd.	77,000	168,196
China Mengniu Dairy Co., Ltd.	14,000	48,343
GlobalSantaFe Corp.	3,198	231,055
Hopewell Highway Infrastructure, Ltd.	118,500	111,086
Hutchison Telecommunications International, Ltd. (a)	19,000	24,494
Li Ning Co., Ltd.	28,000	67,894
Noble Corp.	200	19,504
Prime Success International Group, Ltd.	95,800	79,637
Seagate Technology	2,900	63,133
Transocean, Inc. (a)	6,300	667,674
XL Capital, Ltd., Class A	1,700	143,293
		1,851,549

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
China 1.7%
Air China, Ltd., Class H	100,000	$76,350
Aluminum Corp. of China, Ltd., Class H	100,000	168,815
Angang Steel Co., Ltd., Class H	48,000	98,834
Anhui Expressway Co., Ltd., Class H	127,932	107,984
Bank of Communications, Ltd., Class H	229,000	243,960
Beijing Capital International Airport Co., Ltd., Class H	64,000	90,035
China Communications Construction Co., Ltd., Class H	110,000	196,951
China Construction Bank, Class H	1,089,009	747,900
China COSCO Holdings Co., Ltd., Class H	74,750	107,452
China Life Insurance Co., Ltd., Class H	266,000	955,929
China Petroleum & Chemical Corp., Class H	658,000	728,755
China Shipping Container Lines Co., Ltd., Class H	88,000	60,098
China Shipping Development Co., Ltd., Class H	71,979	166,618
China Telecom Corp., Ltd., Class H	534,000	312,784
Datang International Power Generation Co., Ltd., Class H	82,000	126,683
Guangshen Railway Co., Ltd., Class H	82,000	65,124
Huaneng Power International, Inc., Class H	150,000	170,542
Jiangsu Expressway Co., Ltd., Class H	68,000	68,963
Jiangxi Copper Co., Ltd., Class H	55,000	92,426
Maanshan Iron & Steel Co., Ltd., Class H	76,000	59,290
PetroChina Co., Ltd., Class H	620,000	910,272
PICC Property & Casualty Co., Ltd., Class H (a)	98,000	79,837
Ping An Insurance Co. of China, Ltd., Class H	46,000	325,916
Sichuan Expressway Co., Ltd., Class H	249,000	75,472
Sinopec Shangai Petrochemical Co., Ltd., Class H	120,000	78,576
Tianjin Capital Environmental Protection Co., Ltd., Class H	151,000	115,869
Yanzhou Coal Minining Co., Ltd., Class H	86,000	131,763
Zhejiang Expressway Co., Ltd., Class H	84,000	90,347
		6,453,545
Colombia 0.1%
Bancolombia, SA—ADR	5,500	180,565
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd.	8,500	144,034
Denmark 0.3%
Danske Bank, A/S	9,451	388,463
DSV, A/S	2,000	39,375
GN Store Nord, A/S (GN Great Nordic) (a)	4,500	53,197
Novo-Nordisk, A/S, Ser B	2,550	278,263
Novozymes, A/S, Ser B	581	67,627
Vestas Wind Systems, A/S (a)	2,300	152,263
		979,188

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Finland 0.6%
Cargotec Corp.	635	$39,251
Fortum Oyj	6,597	207,057
Kesko Oyj, Ser B	5,585	372,962
Kone Oyj, Class B	1,270	80,375
Metso Oyj	3,523	208,943
Neste Oil Oyj	1,799	70,927
Nokia Oyj	11,897	335,082
Outokumpu Oyj	4,356	147,508
Rautaruukki Oyj	507	32,642
Sampo Oyj, Class A	6,729	194,533
Stora Enso Oyj, Ser R	6,653	125,883
TietoEnator Oyj	3,582	115,868
UPM-Kymmene Oyj	5,849	144,869
Uponor Oyj	484	18,892
Wartsila Oyj	782	51,756
		2,146,548
France 2.4%
Accor, SA	1,899	168,914
Air Liquide	1,514	199,666
Alcatel-Lucent—ADR	10,091	141,274
Alcatel-Lucent, SA	8,892	124,922
Alstom (a)	3,216	540,691
Arkema (a)	355	23,298
Atos Origin (a)	43	2,699
Axa	11,275	488,477
BNP Paribas, SA	11,699	1,399,092
Bouygues, SA	1,724	145,111
Business Objects, SA (a)	289	11,429
Cap Gemini, SA	1,292	95,074
Carrefour, SA	1,380	97,385
Casino Guichard	172	17,459
CNP Assurances	429	55,131
Compagnie de Saint-Gobain	1,966	221,838
Credit Agricole, SA	4,692	191,718
Dassault Systemes, SA	262	16,581
Essilor International, SA	309	36,958
France Telecom, SA	9,220	254,568
Gecina, SA	370	62,096
Hermes International	234	26,575
Imerys, SA	308	31,311
Klepierre	334	56,927
Lafarge, SA	1,263	231,454
Lagardere SCA	722	62,980

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
France (Continued)
LVMH Moet-Hennessy Louis Vuitton, SA	1,209	$139,971
Michelin (C.G.D.E.)	563	79,133
Neopost, SA	219	32,163
Peugeot, SA	626	50,649
PPR, SA	336	58,919
Publicis Groupe	745	32,922
Renault, SA	631	101,808
Safran, SA	630	16,192
Sanofi-Aventis	5,803	472,029
Schneider Electric, SA	1,391	196,040
Societe BIC, SA	411	30,350
Societe Generale	4,528	842,841
Societe Television Francaise	915	31,790
Sodexho Alliance, SA	1,107	79,633
Suez, SA	4,575	263,099
Suez, SA	602	34,604
Thales, SA	813	49,868
Thomson, SA	1,376	26,315
Total, SA, Class B	14,228	1,160,419
Unibail	593	152,614
Valeo, SA	574	30,928
Veolia Environnement	459	36,050
Vinci, SA	1,852	139,065
Vivendi Universal, SA	4,327	186,877
Zodiac, SA	135	10,397
		8,958,304
Germany 5.4%
Adidas-Salomon, AG	4,304	272,505
Allianz, AG	6,777	1,592,224
Altana, AG	1,503	36,352
BASF, AG	9,785	1,287,798
Bayer, AG	7,190	545,926
Beiersdorf, AG	1,050	75,092
Celesio, AG	1,700	110,764
Commerzbank, AG	12,447	597,878
Continental, AG	2,753	389,148
DaimlerChrysler, AG	17,174	1,594,315
Deutsche Bank, AG	6,857	1,000,542
Deutsche Boerse, AG	2,811	318,631
Deutsche Lufthansa, AG	4,808	135,093
Deutsche Post, AG	15,143	492,502
Deutsche Postbank, AG	1,088	95,819
Deutsche Telekom, AG	60,221	1,115,818

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Germany (Continued)
E.ON, AG	13,072	$2,198,974
Fresenius Medical Care, AG & Co.	4,050	187,083
Heidelberger Druckmaschinen, AG	1,100	53,492
Hochtief, AG	1,151	125,700
Hypo Real Estate Holding, AG	2,841	184,606
Infineon Technologies, AG (a)	7,944	132,355
KarstadtQuelle, AG (a)	1,700	57,568
Linde, AG	1,416	171,046
MAN, AG	3,303	477,264
Merck	1,045	144,335
Metro, AG	3,050	253,791
Muenchener Rueckversicherungs	3,425	631,317
Puma, AG	257	114,856
RWE, AG	8,720	932,246
SAP, AG	18,744	965,800
Siemens, AG	16,987	2,450,155
Suedzucker, AG	1,569	34,911
ThyssenKrupp, AG	7,684	458,948
TUI, AG(a)	4,827	134,059
Volkswagen, AG	3,298	527,160
		19,896,073
Greece 0.1%
Alpha Bank A.E.	2,108	66,476
EFG Eurobank Ergasias, SA	720	23,582
National Bank of Greece, SA	3,880	222,659
OPAP, SA	2,900	102,835
Titan Cement Co., SA	600	34,757
		450,309
Hong Kong 2.2%
Bank of East Asia	20,628	115,814
BOC Hong Kong Holdings, Ltd.	52,000	123,563
Cathay Pacific Airways, Ltd.	14,000	34,842
Cheung Kong Holdings, Ltd.	22,000	288,393
China Merchants Holdings International Co., Ltd.	49,330	238,475
China Mobile Hong Kong, Ltd.	261,500	2,812,583
China Overseas Land & Investment, Ltd.	346,000	535,426
China Overseas Land & Investment, Ltd. (warrants, expiring 07/18/07) (a)	13,750	13,189
China Resources Enterprise, Ltd.	74,000	278,238
China Resources Power Holdings Co., Ltd.	48,000	114,794
China Travel International Investment Hong Kong, Ltd.	98,000	51,386
Citic Pacific, Ltd.	47,000	236,527
CLP Holdings, Ltd.	25,400	170,379

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Hong Kong (Continued)
CNOOC, Ltd.	493,000	$558,622
Denway Motors, Ltd.	200,000	93,871
Guangdong Investment, Ltd.	536,000	312,584
Hang Lung Properties, Ltd.	27,000	93,059
Hang Seng Bank, Ltd.	9,700	131,001
Henderson Land Development Co., Ltd.	11,000	74,912
Hong Kong & China Gas Co., Ltd.	61,831	130,001
Hong Kong Electric Holdings, Ltd.	19,500	98,508
Hong Kong Exchanges & Clearing, Ltd.	14,500	205,098
Hopewell Holdings	9,000	36,717
Hutchison Whampoa, Ltd.	30,000	297,921
Hysan Development Co., Ltd.	9,046	24,064
Lenovo Group, Ltd.	136,000	80,008
Link (REIT)	23,000	50,888
MTR Corp., Ltd.	20,469	48,640
New World Department Store (rights, expiring 07/06/07) (a)	184	0
New World Development Co., Ltd.	33,482	83,756
Pacific Century CyberWorks, Ltd.	51,400	31,553
Shanghai Industrial Holdings, Ltd.	21,000	80,168
Sino Land Co., Ltd.	10,712	22,358
Sun Hung Kai Properties, Ltd.	19,000	228,898
Swire Pacific, Ltd., Class A	13,500	150,811
Techtronic Industries Co.	12,500	16,658
Television Broadcasts, Ltd.	4,000	28,136
Wharf Holdings, Ltd.	18,000	71,938
		7,963,779
Hungary 0.5%
Gedeon Richter Rt.	926	186,211
Magyar Olaj-es Gazipari Rt.	4,015	609,387
Magyar Telekom Rt.	27,175	148,156
OTP Bank Rt.	14,514	842,987
		1,786,741
India 2.4%
Asea Brown Boveri India, Ltd.	3,380	90,863
Associated Cement Co., Ltd.	856	19,661
Bajaj Auto, Ltd.	1,368	71,971
Bharat Forge, Ltd.	4,381	33,203
Bharat Heavy Electricals, Ltd.	14,128	533,761
Bharti Airtel, Ltd. (a)	27,917	576,192
Cipla, Ltd.	8,122	41,533
Dish TV India, Ltd. (a)	3,384	8,871
Dr. Reddy's Laboratories, Ltd.	4,480	72,337
Gail India, Ltd.	11,425	87,094

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
India (Continued)
GlaxoSmithKline Pharmaceuticals, Ltd.	527	$16,436
Glenmark Pharmaceuticals, Ltd.	2,694	43,489
Grasim Industries, Ltd.	1,642	108,903
Gujarat Ambuja Cements, Ltd.	22,326	68,286
HDFC Bank, Ltd.	10,898	307,021
Hero Honda Motors, Ltd.	3,614	61,493
Hindalco Industries, Ltd.	24,014	94,481
Hindustan Lever, Ltd.	36,318	168,274
Housing Development Finance Corp., Ltd.	7,938	396,598
ICICI Bank, Ltd.	27,573	662,307
ICICI Bank, Ltd.—ADR	1,900	93,385
I-Flex Solutions, Ltd.	803	51,284
Indian Hotels Co., Ltd.	4,620	17,127
Infosys Technologies, Ltd.	17,270	818,442
ITC, Ltd.	48,683	185,021
IVRCL Infrastructures & Projects, Ltd.	25,500	225,275
Larsen & Toubro, Ltd.	10,366	559,746
Mahanagar Telephone Nigam, Ltd.	8,450	33,350
Mahindra & Mahindra, Ltd.	4,583	81,420
Maruti Udyog, Ltd.	3,110	56,856
Oil & Natural Gas Corp., Ltd.	10,638	236,660
Ranbaxy Laboratories, Ltd.	6,574	57,374
Reliance Communications, Ltd. (a)	30,229	384,277
Reliance Energy, Ltd.	2,701	40,712
Reliance Industries, Ltd.	28,337	1,183,847
Satyam Computer Services, Ltd.	20,536	236,160
State Bank of India	387	17,504
Sun Pharma Advanced Research Co., Ltd. (a) (b)	1,349	2,762
Sun Pharmaceuticals Industries, Ltd.	2,087	52,579
Tata Consultancy Services, Ltd.	5,692	160,720
Tata Motors, Ltd.	8,463	139,342
Tata Steel, Ltd.	5,936	87,626
Unitech, Ltd.	33,800	419,334
UTI Bank, Ltd.	5,010	74,525
Wipro, Ltd.	8,867	112,937
Wire and Wireless India, Ltd. (a)	2,943	4,591
Zee News, Ltd. (a)	2,661	3,114
Zee Telefilms, Ltd.	9,106	66,508
		8,865,252
Indonesia 1.3%
Aneka Tambang Tbk	38,500	53,478
Astra International Tbk	235,500	440,504
Bank Central Asia Tbk	1,094,500	660,213

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Indonesia (Continued)
Bank Danamon Indonesia Tbk	113,000	$86,298
Bank Mandiri	722,500	249,896
Bank Rakyat Indonesia	548,000	348,755
Bumi Resources Tbk	1,165,500	293,471
Gudang Garam Tbk	38,500	47,512
Indocement Tunggal Prakarsa Tbk	256,000	177,089
Indofood Sukses Makmur Tbk	322,500	72,281
Indosat Tbk	151,500	108,993
International Nickel Indonesia Tbk	14,000	85,999
Kalbe Farma Tbk	338,000	52,000
Perusahaan Gas Negara	118,500	123,943
Semen Gresik (Persero) Tbk	8,500	48,545
Telekomunikasi Indonesia, Ser B	1,091,500	1,189,958
Unilever Indonesia Tbk	94,000	69,707
United Tractors Tbk	550,000	502,214
		4,610,856
Ireland 0.1%
Allied Irish Banks PLC	1,600	43,765
Depfa Bank PLC	6,775	120,122
Experian Group, Ltd.	2,806	35,471
		199,358
Italy 0.4%
Assicurazioni Generali S.p.A	7,266	292,665
Banca Intesa S.p.A	37,882	283,531
Banche Popolari Unite, SCPA	2,256	57,556
Capitalia S.p.A	3,485	34,763
Mediobanca S.p.A	561	12,801
Meinl European Land, Ltd. (a)	3,344	95,904
UniCredito Italiano S.p.A.	61,291	549,987
		1,327,207
Japan 12.8%
77th Bank, Ltd.	6,000	38,985
Acom Co., Ltd.	353	12,672
Advantest Corp.	4,200	183,180
Aeon Co., Ltd.	6,806	126,585
Aeon Credit Service Co., Ltd.	500	7,935
Aiful Corp.	350	10,063
Ajinomoto Co., Inc.	11,800	136,185
Alps Electric Co., Ltd.	3,072	30,739
Amada Co., Ltd.	5,527	69,174
Asahi Breweries, Ltd.	3,600	55,875
Asahi Glass Co., Ltd.	22,600	305,433
Asahi Kasei Corp.	23,900	157,230

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
Asatsu-DK, Inc.	900	$30,481
Astellas Pharma, Inc.	8,205	357,188
Bank of Kyoto, Ltd.	8,000	95,968
Bank of Yokohama, Ltd.	36,000	252,621
Benesse Corp.	904	26,211
Bridgestone Corp.	17,064	365,880
Canon, Inc.	17,204	1,010,233
Casio Computer Co., Ltd.	6,700	104,697
Central Glass Co.	2,000	11,192
Central Japan Railway Co.	27	285,076
Chiba Bank, Ltd.	15,000	133,279
Chiyoda Corp.	5,000	95,431
Chubu Electric Power Co., Inc.	8,852	235,095
Chugai Pharmaceutical Co., Ltd.	4,958	89,194
Citizen Watch Co., Ltd.	6,300	56,847
Coca-Cola West Japan Co., Ltd.	500	11,635
COMSYS Holdings Corp.	4,000	46,359
Credit Saison Co., Ltd.	852	22,213
CSK Corp.	1,200	42,298
Daicel Chemical Industries, Ltd.	3,000	19,565
Daiichi Sankyo Co., Ltd.	11,200	297,454
Daikin Industries, Ltd.	3,400	123,988
Daimaru, Inc.	5,500	65,799
Dainippon Ink & Chemicals	14,000	54,124
Dai Nippon Printing Co., Ltd.	8,300	123,969
DAITO Trust Construction Co., Ltd.	3,303	157,471
Daiwa House Industry Co., Ltd.	14,800	211,798
Daiwa Securities Group, Inc.	29,500	314,587
Denki Kagaku Kogyo KK	9,031	40,708
Denso Corp.	12,000	469,767
Dowa Mining Co., Ltd.	11,000	117,482
Dowa Mining Co., Ltd. (rights, expiring 01/29/10) (a)	11,000	0
East Japan Railway Co.	64	493,807
Ebara Corp.	5,800	26,662
Eisai Co., Ltd.	4,050	176,966
FamilyMart Co., Ltd.	1,303	34,394
Fanuc, Ltd.	3,300	340,922
Fast Retailing Co., Ltd.	1,550	110,404
Fuji Electric Holdings Co., Ltd.	6,000	30,506
Fujikura, Ltd.	4,000	29,791
Fuji Photo Film Co., Ltd.	7,966	356,489
Fuji Soft ABC, Inc.	700	16,487
Fuji Television Network, Inc.	13	26,185
Fujitsu, Ltd.	29,600	218,289

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
Fukuoka Financial Group, Inc. (a)	12,000	$79,334
Furukawa Electric Co., Ltd.	9,800	54,203
Hankyu Department Stores	2,000	21,312
Hino Motors, Ltd.	2,000	11,972
Hirose Electric Co., Ltd.	555	73,113
Hitachi Construction Machinery	1,300	45,295
Hitachi, Ltd.	54,500	387,310
Hokkaido Electric Power Co., Inc.	2,100	45,624
Hokuhoku Financial Group, Inc.	24,000	77,775
Honda Motor Co., Ltd.	30,912	1,129,779
Hoya Corp.	6,800	225,884
Ibiden Co., Ltd.	2,100	135,764
Index Corp.	24	9,902
Inpex Corp.	12	112,081
Isetan Co., Ltd.	4,603	75,704
Ishikawajima-Harima Heavy Industries Co., Ltd.	20,040	73,243
Itochu Corp.	27,026	313,447
Itochu Techno-Science Corp.	700	27,517
Ito En, Ltd.	700	23,025
Japan Airlines System Corp.	17,000	32,032
Japan Real Estate Investment Corp. (REIT)	11	129,543
Japan Retail Fund Investment Corp. (REIT)	10	86,904
Japan Tobacco, Inc.	71	350,603
JFE Holdings, Inc.	6,200	386,225
JGC Corp.	5,546	104,051
Joyo Bank, Ltd.	33,000	205,304
JSR Corp.	3,304	79,833
Kajima Corp.	24,600	103,095
Kaneka Corp.	4,500	37,754
Kansai Electric Power Co., Inc.	12,200	288,837
Kao Corp.	9,745	252,480
Kawasaki Heavy Industries, Ltd.	20,000	81,868
Kawasaki Kisen Kaisha, Ltd.	3,000	36,719
Keihin Electric Express Railway Co., Ltd.	8,000	52,889
Keio Electric Railway Co., Ltd.	4,500	29,970
Keyence Corp.	547	119,640
Kikkoman	3,500	52,077
Kinki Nippon Railway Co., Ltd.	27,628	83,249
Kirin Brewery Co., Ltd.	6,126	91,697
Kobe Steel, Ltd.	33,000	125,433
Kokuyo Co., Ltd.	900	10,570
Komatsu, Ltd.	19,500	566,985
Konami Co., Ltd.	1,950	44,741
Konica Corp.	8,255	121,956

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
Koyo Seiko Co., Ltd.	1,000	$18,112
Kubota Corp.	27,930	226,843
Kuraray Co., Ltd.	7,765	91,130
Kurita Water Industries, Ltd.	1,700	53,433
Kyocera Corp.	2,900	309,490
Kyowa Hakko Kogyo Co., Ltd.	6,020	56,863
Kyushu Electric Power	5,952	156,142
Lawson, Inc.	1,203	41,623
Leopalace21 Corp.	2,400	82,063
Mabuchi Motor Co., Ltd.	456	27,962
Marubeni Corp.	26,229	216,223
Marui Co., Ltd.	9,403	118,755
Matsui Securities Co., Ltd.	2,200	19,708
Matsushita Electric Industrial Co., Ltd.	35,900	712,897
Matsushita Electric Works	5,500	70,400
Meiji Dairies Corp.	5,000	31,878
Meiji Seika Kaisha, Ltd.	7,000	32,008
Meitec Corp.	700	20,069
Millea Holdings, Inc.	14,404	591,953
Minebea Co., Ltd.	8,000	45,287
Mitsubishi Chemical Holdings, Corp.	16,500	151,699
Mitsubishi Corp.	22,231	583,197
Mitsubishi Electric Corp.	37,928	351,787
Mitsubishi Estate Co., Ltd.	20,500	557,766
Mitsubishi Heavy Industries, Ltd.	63,526	408,114
Mitsubishi Logistics Corp.	2,000	32,975
Mitsubishi Material Corp.	36,000	196,776
Mitsubishi Rayon Co., Ltd.	10,023	71,555
Mitsubishi Tokyo Financial Group, Inc.	156	1,723,127
Mitsubishi UFJ Securities Co., Ltd.	8,000	89,860
Mitsui & Co., Ltd.	26,731	532,992
Mitsui & Co., Ltd.	3,500	47,586
Mitsui Chemicals, Inc.	10,000	76,102
Mitsui Fudosan Co., Ltd.	14,500	407,472
Mitsui Mining & Smelting Co., Ltd.	21,024	98,354
Mitsui Sumitomo Insurance Co., Ltd.	17,500	224,853
Mitsui Trust Holdings, Inc.	12,536	109,350
Mitsukoshi, Ltd.	11,529	57,774
Mizuho Financial Group, Inc.	174	1,205,458
Murata Manufacturing Co., Inc.	3,300	248,991
Namco Bandai Holdings, Inc.	400	6,322
NEC Corp.	33,600	174,106
NEC Electronics Corp. (a)	1,000	26,315
NET One Systems Co., Ltd.	14	15,464

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
NGK Insulators, Ltd.	7,320	$180,139
NGK Spark Plug Co., Ltd.	3,530	61,497
Nidec Corp.	1,802	105,961
Nikon Corp.	5,500	153,665
Nintendo Co., Ltd.	1,303	477,282
Nippon Building Fund, Inc. (REIT)	12	166,660
Nippon Electric Glass Co., Ltd.	6,000	105,990
Nippon Express Co., Ltd.	14,500	82,554
Nippon Meat Packers, Inc.	3,300	39,935
Nippon Mining Holdings, Inc.	10,000	96,000
Nippon Oil Corp.	28,100	261,544
Nippon Sheet Glass Co., Ltd.	8,000	36,581
Nippon Steel Corp.	78,030	550,092
Nippon Telegraph & Telephone Corp.	49	217,689
Nippon Unipac Holding	22	73,259
Nippon Yusen Kabushiki Kaisha	21,429	196,842
Nishi-Nippon City Bank, Ltd.	26,000	95,237
Nissan Motor Co., Ltd.	44,704	479,626
Nisshinbo Industries, Inc.	1,572	21,986
Nisshin Seifun Group, Inc.	3,000	29,702
Nisshin Steel Co., Ltd.	3,000	13,718
Nissin Food Products Co., Ltd.	2,000	67,086
Nitto Denko Corp.	3,553	179,490
Nomura Holdings, Inc.	43,732	852,441
Nomura Research, Inc.	2,267	66,836
NSK, Ltd.	12,532	129,875
NTN Corp.	9,035	78,004
NTT Data Corp.	25	118,782
NTT Docomo, Inc.	73	115,614
Obayashi Corp.	16,029	87,484
Obic Co., Ltd.	120	23,732
OJI Paper Co., Ltd.	21,600	105,083
Oki Electric Industry Co., Ltd.	12,000	22,319
Okumura Corp.	7,000	35,874
Olympus Optical Co., Ltd.	3,400	132,824
Omron Corp.	3,904	102,733
Onward Kashiyama Co., Ltd.	3,546	45,302
Oracle Corp. Japan	700	30,928
Oriental Land Co., Ltd.	1,203	62,825
Osaka Gas Co.	35,218	131,004
Pioneer Electronic Corp.	3,000	40,861
Promise Co., Ltd.	490	15,123
Resona Holdings, Inc.	96	230,010
Ricoh Co., Ltd.	10,955	253,578

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
Rohm Co., Ltd.	2,803	$249,282
Sanken Electric Co., Ltd.	3,000	29,117
Sanyo Electric Co., Ltd. (a)	35,400	58,078
Sapporo Holdings, Ltd.	3,000	19,078
SBI E*TRADE SECURITIES Co., Ltd.	42	44,686
Secom Co., Ltd.	1,543	72,811
Seiko Epson Corp.	2,067	59,933
Sekisui Chemical Co., Ltd.	11,524	89,197
Sekisui House, Ltd.	17,824	238,136
Seven & I Holdings Co., Ltd.	11,400	325,913
Sharp Corp.	14,600	277,474
Shimachu Co., Ltd.	1,400	37,750
Shimamura Co., Ltd.	550	58,786
Shimano, Inc.	1,700	58,404
Shimizu Corp.	17,300	100,463
Shin-Etsu Chemical Co., Ltd.	6,601	472,323
Shinko Securities	14,000	72,544
Shinsei Bank, Ltd.	21,000	84,938
Shionogi & Co., Ltd.	5,636	92,007
Shiseido Co., Ltd.	6,000	128,162
Shizuoka Bank, Ltd.	21,000	213,198
Showa Denko K.K.	9,000	32,601
Showa Shell Sekiyu K.K.	3,750	46,569
SMC Corp.	1,203	160,237
Softbank Corp.	16,550	357,547
Sompo Japan Insurance, Inc.	15,500	189,965
Sony Corp.	12,597	647,626
Stanley Electric Co., Ltd.	2,350	51,151
Sumitomo Chemical Co., Ltd.	26,700	179,554
Sumitomo Corp.	16,000	292,386
Sumitomo Electric Industries, Ltd.	12,000	178,940
Sumitomo Heavy Industries, Ltd.	8,000	90,770
Sumitomo Metal Industries, Ltd.	47,000	277,133
Sumitomo Metal Mining Co.	18,000	391,066
Sumitomo Mitsui Financial Group, Inc.	109	1,018,071
Sumitomo Osaka Cement Co., Ltd.	1,000	2,656
Sumitomo Realty & Development Co., Ltd.	6,000	195,898
Sumitomo Trust & Banking Co., Ltd.	36,025	343,792
Taiheiyo Cement Corp.	8,000	35,476
Taisei Corp.	27,000	91,444
Taisho Pharmaceutical Co.	2,616	51,948
Taiyo Yuden Co., Ltd.	2,000	46,376
Takara Holdings, Inc.	1,500	10,014
Takashimaya Co., Ltd.	8,040	101,606

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Japan (Continued)
Takeda Pharmaceutical Co., Ltd.	13,655	$882,792
Takefuji Corp.	586	19,704
T&D Holdings, Inc.	4,550	307,829
TDK Corp.	2,203	213,277
Teijin, Ltd.	17,629	96,503
Terumo Corp.	3,650	141,109
THK Co., Ltd.	500	12,548
TIS, Inc.	752	17,285
Tobu Railway Co., Ltd.	17,300	78,263
Toho Co., Ltd.	1,900	34,412
Tohoku Electric Power Co., Ltd.	7,250	162,812
Tokyo Broadcasting System, Inc.	1,500	45,929
Tokyo Electric Power Co., Inc.	18,650	599,829
Tokyo Electron, Ltd.	4,250	313,421
Tokyo Gas Co., Ltd.	39,721	188,403
Tokyo Tatemono Co., Ltd.	5,000	62,416
Tokyu Corp.	16,800	112,432
TonenGeneral Sekiyu K.K.	5,500	53,738
Toppan Printing Co., Ltd.	7,300	78,558
Toray Industries, Inc.	24,000	177,576
Toshiba Corp.	48,042	419,453
Tosoh Corp.	11,500	63,980
Tostem Inax Holding Corp.	4,161	84,487
Toto, Ltd.	8,800	76,261
Toyobo, Ltd.	2,000	5,734
Toyoda Gosei Co., Ltd.	500	14,132
Toyo Seikan Kaisha, Ltd.	3,817	73,782
Toyota Industries Corp.	2,154	100,243
Toyota Motor Corp.	48,453	3,069,510
Trend Micro, Inc.	1,688	54,564
Uni-Charm Corp.	900	51,094
Uniden Corp.	1,000	7,326
UNY Co., Ltd.	3,556	42,282
Ushio, Inc.	1,000	22,213
USS Co., Ltd.	955	60,887
Wacoal Corp.	2,000	24,690
West Japan Railway Co.	11	51,281
Yahoo! Japan Corp.	296	100,610
Yakult Honsha Co., Ltd.	2,229	56,483
Yamada Denki Co., Ltd.	2,230	233,278
Yamaha Corp.	2,604	54,142
Yamaha Motor Corp., Ltd.	1,400	40,707
Yamato Transport Co., Ltd.	7,518	106,427
Yamazaki Baking Co., Ltd.	3,500	29,905
Yokogawa Electric Corp.	3,746	50,322
		47,422,643

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Malaysia 0.6%
AMMB Holdings Bhd	52,000	$65,066
Berjaya Sports Toto Bhd	30,900	46,988
British American Tobacco Malaysia Bhd	3,800	49,529
Bumiputra-Commerce Holdings Bhd	58,000	196,553
Bursa Malaysia Bhd	10,600	35,001
Gamuda Bhd	33,700	78,576
Genting Bhd	50,000	119,479
Hong Leong Bank Bhd	22,600	41,567
IJM Corp. Bhd	119,100	288,048
IOI Corp. Bhd	101,000	152,122
Kuala Lumpur Kepong Bhd	14,100	52,683
Malayan Banking Bhd	51,000	177,263
Maxis Communications Bhd	25,900	114,027
MISC Bhd	30,000	86,025
Petronas Gas Bhd	16,000	48,660
PLUS Expressways Bhd	43,900	40,689
Public Bank Bhd	27,600	79,542
Resorts World Bhd	68,500	68,649
Sime Darby Bhd	43,500	120,956
Telekom Malaysia Bhd	26,300	78,462
Tenaga Nasional Bhd	31,000	102,361
YTL Corp. Bhd	21,400	51,137
		2,093,383
Mexico 1.7%
Alfa, SA, Ser A	10,700	84,384
America Movil, SA de CV, Ser L	706,500	2,181,593
Cemex, SA de CV (a)	179,191	658,314
Coca Cola Femsa, SA, Ser L	6,400	28,329
Corporacion GEO, SA de CV, Ser B (a)	42,900	235,675
Desarrolladora Homex, SA de CV—ADR (a)	2,900	175,711
Fomento Economico Mexicano, SA de CV, Ser B	58,800	230,497
Grupo Carso, SA de CV, Ser A1	22,300	86,281
Grupo Financiero Banorte, SA de CV	122,561	561,329
Grupo Mexico, SA de CV, Ser B	31,235	191,975
Grupo Modelo, SA de CV, Ser C	16,000	87,157
Grupo Televisa, SA	62,500	345,374
Kimberly-Clark de Mexico, SA de CV	15,200	66,127
Telefonos de Mexico, SA de CV (Telmex), Ser L	358,600	679,460
Urbi, Desarrollos Urbanos, SA de CV (a)	24,300	111,901
Wal-Mart de Mexico, SA de CV, Ser V	158,717	602,341
		6,326,448

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Morocco 0.3%
Attijariwafa Bank	500	$163,886
Banque Marocaine du Commerce Exterieur	800	269,858
HOLCIM	300	104,099
Maroc Telecom	25,700	409,845
ONA, SA	700	132,028
Samir	700	73,631
Societe des Brasseries du Maroc	100	22,198
		1,175,545
Netherlands 0.7%
ABN Amro Holdings, NV	21,085	971,701
Aegon, NV	5,006	99,191
Akzo Nobel, NV	1,211	182,656
ASML Holding, NV (a)	5,109	141,753
Corio, NV	244	19,213
DSM, NV	1,185	58,620
European Aeronautic Defence and Space Co.	1,792	58,500
Hagemeyer, NV	922	4,779
Heineken, NV	1,456	85,702
ING Groep, NV CVA	3,458	153,465
James Hardie Industries, NV	6,812	50,360
Mittal Steel Co., NV	3,832	241,531
Oce, NV	271	5,296
QIAGEN, NV (a)	2,888	51,987
Reed Elsevier, NV	1,182	22,621
Royal KPN, NV	137	75,102
Royal Numico, NV	6	313
Royal Philips Electronics, NV	809	109,863
STMicroelectronics, NV	7,248	140,771
TNT, NV	1,988	89,949
Unilever, NV CVA	4,207	131,290
Vedior, NV CVA	572	17,194
Wereldhave, NV	99	13,863
Wolters Kluwer, NV	654	20,049
		2,745,769
Netherlands Antilles 0.3%
Schlumberger, Ltd.	14,900	1,265,606
Norway 0.4%
DnB Holding, ASA	4,057	52,424
Norske Skogindustrier, ASA	900	13,003
Norsk Hydro, ASA	10,105	390,700
Statoil, ASA	24,850	773,277
Tandberg, ASA	2,200	49,526

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Norway (Continued)
Telenor, ASA	8,700	$170,770
Tomra Systems, ASA	599	5,252
Yara International, ASA	2,321	70,060
		1,525,012
Panama 0.0%
Carnival Corp.	400	19,508
Philippines 0.8%
Ayala Corp.	19,200	226,249
Ayala Land, Inc.	1,714,440	648,707
Banco de Oro Universal Bank	26,602	39,975
Bank of the Philippine Islands	174,860	258,982
Globe Telecom, Inc.	4,000	117,189
Manila Electric Co.	59,000	146,703
Megaworld Corp. (a)	1,548,000	133,881
Metropolitan Bank & Trust Co.	143,600	221,998
Philippine Long Distance Telephone Co.	15,780	904,151
SM Investments Corp.	21,897	201,216
SM Prime Holdings, Inc.	695,000	176,567
		3,075,618
Poland 1.3%
Agora, SA	4,548	68,792
Bank Pekao, SA	11,916	1,102,807
Bank Przemyslowo-Handlowy BPH	1,113	377,437
Bank Zachodni WBK, SA	3,007	312,931
Grupa Kety, SA	787	65,097
KGHM Polska Miedz, SA	14,932	576,029
Polski Koncern Naftowy Orlen, SA	34,944	689,688
Powszechna Kasa Oszczednosci Bank Polski, SA	45,080	888,124
Prokom Software, SA	1,510	81,280
Telekomunikacja Polska, SA	83,308	729,448
		4,891,633
Portugal 0.1%
Banco Comercial Portugues, SA	10,413	58,347
Brisa-Auto Estradas de Portugal, SA	4,407	59,348
Portugal Telecom, SGPS, SA	8,010	110,905
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	794	12,799
		241,399
Republic of China (Taiwan) 0.1%
AU Optronics Corp.—ADR	28,986	498,559

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) 2.1%
Daelim Industrial Co., Ltd.	400	$59,534
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,190	123,978
Doosan Heavy Industries & Construction Co., Ltd.	5,000	479,515
Hana Financial Group, Inc.	1,868	91,090
Hyundai Heavy Industries Co., Ltd.	1,150	429,453
Hyundai Mobis	1,590	151,109
Hyundai Motor Co.	3,200	252,855
Kia Motors Corp.	5,640	87,910
Kookmin Bank	5,020	440,680
Korea Electric Power Corp.	5,200	230,773
KT Corp.	2,830	132,333
KT&G Corp.	2,400	168,859
LG Electronics, Inc.	1,880	155,471
LG Philips LCD Co., Ltd. (a)	17,770	790,547
POSCO	1,349	647,596
Samsung Corp.	5,330	261,351
Samsung Electronics Co., Ltd.	3,409	2,088,536
Samsung Fire & Marine Insurance Co., Ltd.	680	131,017
Samsung SDI Co., Ltd.	673	43,708
Samsung Securities Co., Ltd.	670	53,884
Shinhan Financial Group Co., Ltd.	4,380	266,446
Shinsegae Co., Ltd.	450	293,229
SK Corp.	1,550	225,659
SK Telecom Co., Ltd.	843	194,360
S-Oil Corp.	980	75,421
		7,875,314
Russia 1.4%
Gazprom—ADR	31,276	1,310,464
LUKOIL—ADR	10,489	799,262
Mining & Mettallurgical Co. Norilsk Nickel—ADR	4,512	1,001,664
Mobile Telesystems—ADR	5,300	321,021
Polyus Gold Co.—ADR	3,200	135,680
RAO Unified Energy Systems—GDR	2,447	330,957
Rostelecom—ADR	900	51,300
Sberbank—GDR (a)	389	190,309
Surgutneftegaz—ADR	2,100	138,600
Surgutneftegaz—ADR	4,400	240,240
Tatneft—GDR	2,000	183,000
Vimpel-Communications—ADR	2,800	295,008
Wimm-Bill-Dann Foods—ADR	1,700	176,817
		5,174,322

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Singapore 2.0%
Ascendas (REIT)	41,000	$78,746
CapitaLand, Ltd.	55,000	291,034
CapitaMall Trust (REIT)	35,800	98,694
Chartered Semiconductor Manufacturing (a)	66,000	58,207
City Developments, Ltd.	25,968	293,481
ComfortDelGro Corp., Ltd.	92,622	131,907
Cosco Corp., Ltd.	38,000	92,843
Creative Technology, Ltd.	3,598	18,099
DBS Group Holdings, Ltd.	57,574	857,545
Flextronics International Ltd. (a)	12,600	136,080
Fraser & Neave, Ltd.	45,000	160,216
Jardine Cycle & Carriage, Ltd.	7,018	71,979
Keppel Corp., Ltd.	56,000	457,292
Keppel Land, Ltd.	20,000	114,323
K-REIT Asia (REIT)	2,000	3,737
Neptune Orient Lines, Ltd.	26,000	90,021
Oversea-Chinese Bank Corp., Ltd.	110,404	659,936
Parkway Holdings, Ltd.	34,000	88,845
SembCorp Industries, Ltd.	44,728	166,552
SembCorp Marine, Ltd.	31,000	99,232
Singapore Airlines, Ltd.	27,000	331,602
Singapore Exchange, Ltd.	41,796	267,582
Singapore Land, Ltd.	7,000	52,131
Singapore Post, Ltd.	73,000	60,565
Singapore Press Holdings, Ltd.	82,250	249,316
Singapore Technology Engineering, Ltd.	69,367	163,136
Singapore Telecomm	510,520	1,133,933
STATS ChipPac, Ltd. (a)	54,000	62,087
United Overseas Bank, Ltd.	59,960	861,748
United Overseas Land, Ltd.	28,156	106,683
Venture Corp., Ltd.	12,444	127,631
Verigy, Ltd. (a)	661	18,911
		7,404,094
South Africa 0.7%
AngloGold Ashanti, Ltd.	1,800	68,027
Anglo Platinum, Ltd.	900	148,229
AVI, Ltd.	4,000	11,155
Barloworld, Ltd.	2,100	58,536
Bidvest Group, Ltd. (a)	2,500	50,937
FirstRand, Ltd.	35,300	112,880
Gold Fields, Ltd.	4,400	68,109
Harmony Gold Mining Co., Ltd. (a)	4,100	58,169
Impala Platinum Holdings, Ltd.	7,200	220,050
Imperial Holdings, Ltd.	1,700	35,070

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
South Africa (Continued)
JD Group, Ltd.	1,600	$16,071
Massmart Holdings, Ltd.	2,300	28,085
Mittal Steel South Africa, Ltd.	2,600	46,868
MTN Group, Ltd.	52,009	709,398
Nampak, Ltd.	8,800	27,269
Naspers, Ltd.	2,700	69,530
Nedbank Group, Ltd.	2,700	50,428
Sanlam, Ltd.	20,400	64,916
Sappi, Ltd.	2,900	52,826
Sasol, Ltd.	7,300	274,751
Standard Bank Group, Ltd.	15,700	218,367
Steinhoff International Holdings, Ltd. (a)	8,000	27,404
Telkom South Africa, Ltd.	2,100	53,009
Tiger Brands, Ltd.	2,200	56,498
Truworths International, Ltd.	4,100	21,174
Woolworths Holdings, Ltd.	7,600	23,012
		2,570,768
Spain 0.4%
Banco Bilbao Vizcaya Argentaria, SA	19,675	484,650
Banco Popular Espanol, SA	3,177	59,425
Banco Santander Central Hispano, SA	37,981	703,739
Iberdrola, SA	1,689	93,525
		1,341,339
Sweden 1.2%
Alfa Laval AB	300	18,204
Assa Abloy AB, Ser B	4,564	101,100
Atlas Copco AB, Ser A	9,804	164,853
Atlas Copco AB, Ser B	6,678	105,455
Electrolux AB, Ser B	2,900	69,116
Eniro AB	1,500	19,136
Ericsson, Ser B	214,756	862,265
Getinge AB, Ser B	2,200	47,688
Hennes & Mauritz AB, Ser B	4,300	255,578
Holmen AB, Ser B	700	29,733
Husqvarna AB, Ser A	870	12,403
Husqvarna AB, Ser B	2,900	41,343
Modern Times Group AB, Ser B	500	32,423
Nordea Bank AB	38,213	600,640
Sandvik AB	14,200	288,601
Scania AB, Ser B	5,600	137,560
Securitas AB, Ser B	3,800	60,563
Securitas Direct AB, Ser B (a)	3,800	10,279
Securitas Systems AB, Ser B	3,800	13,002

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Sweden (Continued)
Skandinaviska Enskilda Banken AB, Ser A	6,610	$214,560
Skanska AB, Ser B	5,319	114,714
SKF AB, Ser B	3,840	81,132
Ssab Svenskt Stal AB, Ser A	3,000	123,918
Svenska Cellulosa AB, Ser B	6,420	107,951
Svenska Handelsbanken, Ser A	10,754	302,688
Tele2 AB, Ser B	1,730	28,394
Teliasonera, AB	18,012	132,999
Volvo AB, Ser A	7,175	147,923
Volvo AB, Ser B	14,890	298,270
		4,422,491
Switzerland 1.8%
ABB, Ltd.—ADR	14,400	325,440
ABB, Ltd.	15,790	359,363
Ciba Specialty Chemicals, AG	500	32,644
Clariant, AG	1,660	27,044
Compagnie Financiere Richemont, AG, Class A	3,491	210,060
Credit Suisse Group	8,404	600,974
Geberit, AG	300	51,330
Givaudan, SA	50	49,529
Holcim, Ltd.	1,410	153,294
Kudelski, SA	360	12,673
Logitech International, SA (a)	1,580	42,362
Lonza Group, AG	270	24,889
Nestle, SA	3,788	1,445,115
Nobel Biocare Holding, AG	230	75,411
Novartis, AG	14,990	846,754
OC Oerlikon Corp., AG (a)	68	36,241
Roche Holding, AG	4,503	801,434
Schindler Holding, AG	800	53,377
Serono, SA	34	30,646
Straumann, AG	110	30,978
Swatch Group, AG	460	26,173
Swatch Group, AG, Class B	230	65,714
Swisscom, AG	150	51,422
Swiss RE	617	56,523
Syngenta, AG	688	134,728
UBS, AG	16,158	973,581
Zurich Financial Services, AG	367	113,946
		6,631,645
Turkey 0.4%
Akbank, TAS	35,598	197,993
Anadolu Efes Biracilik ve Malt Sanayii, AS	694	27,760

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Turkey (Continued)
Arcelik, AS	1,230	$10,590
Dogan Sirketler Grubu Holding, AS	6,459	12,992
Dogan Yayin Holding, AS (a)	2,620	10,580
Eregli Demir ve Celik Fabrikalari, TAS	4,153	25,314
Ford Otomotiv Sanayi, AS	863	8,088
Haci Omer Sabanci Holding, AS	5,537	27,632
Hurriyet Gazetecilik ve Matbaacilik, AS	2,307	6,398
Koc Holding, AS	3,268	13,072
Migros Turk, TAS	1,193	19,997
Trakya Cam Sanayii, AS	1,263	4,561
Tupras-Turkiye Petrol Rafinerileri, AS	1,541	36,984
Turkcell Iletisim Hizmetleri, AS	88,451	596,412
Turk Hava Yollari Anonim Ortakligi (a)	861	6,330
Turkiye Garanti Bankasi, AS	11,627	65,111
Turkiye Is Bankasi, Ser C	45,854	214,859
Turk Sise ve Cam Fabrikalari, AS	1,824	7,504
Yapi ve Kredi Bankasi, AS	7,750	17,242
		1,309,419
United Kingdom 4.6%
3I Group PLC	810	18,949
Aegis Group PLC	4,518	12,475
Amec PLC	1,974	23,368
Amvescap PLC	1,247	16,189
Anglo American PLC	12,253	724,625
ARM Holdings PLC	14,280	42,010
Arriva PLC	656	9,089
AstraZeneca Group PLC	9,627	518,677
Aviva PLC	16,355	244,184
BAE Systems PLC	21,114	171,716
Balfour Beatty PLC	3,597	31,998
Barclays PLC	35,355	494,135
Barratt Developments PLC	989	19,721
BBA Group PLC	2,643	14,476
Bellway PLC	588	14,878
Berkeley Group Holdings PLC (a)	616	22,031
BG Group PLC	20,537	338,790
Biffa PLC	2,926	15,953
Billiton PLC	23,831	665,185
BP PLC	106,942	1,294,944
British Airways PLC (a)	4,367	36,700
British American Tobacco PLC	5,257	179,251
British Land Co., PLC (REIT)	2,624	70,608
British Sky Broadcasting Group PLC	4,114	52,872

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United Kingdom (Continued)
BT Group PLC	46,717	$311,926
Bunzl PLC	2,473	34,539
Burberry Group PLC	1,087	14,996
Cadbury Schweppes PLC	11,575	158,058
Capita Group PLC	1,129	16,459
Carnival PLC	1,267	60,681
Centrica PLC	18,329	142,993
Close Brothers Group PLC	400	6,916
Cobham PLC	7,765	31,732
Compass Group PLC	15,355	106,610
CSR PLC (a)	1,370	21,555
Daily Mail & General Trust	1,273	19,569
Diageo PLC	17,990	374,624
Dixons Group PLC	6,592	21,008
Electrocomponents PLC	3,621	19,269
EMAP PLC	887	14,659
EMI Group PLC	3,360	18,083
Enterprise Inns PLC	5,554	76,844
Fiberweb PLC	1,415	4,482
FirstGroup PLC	2,304	30,906
Friends Provident PLC	12,632	45,456
Galiform PLC (a)	3,953	10,816
GKN PLC	2,721	21,761
GlaxoSmithKline PLC	33,911	888,662
Group 4 Securicor PLC	1,945	8,261
Hammerson PLC (REIT)	1,443	41,553
Hanson PLC	4,267	92,369
Hays PLC	2,718	9,347
HBOS PLC	21,049	416,556
Home Retail Group	2,806	25,863
HSBC Holdings PLC	30,727	564,582
ICAP PLC	828	8,214
IMI PLC	2,883	34,476
Imperial Chemical Industries PLC	13,968	174,466
Imperial Tobacco Group PLC	2,210	102,382
Intercontinental Hotels Group PLC	2,699	67,423
International Power PLC	2,513	21,674
Invensys PLC (a)	1,907	14,667
Johnson Matthey PLC	1,299	44,136
Kelda Group PLC	2,683	50,779
Kesa Electricals PLC	1,287	8,134
Kingfisher PLC	4,354	19,803
Ladbrokes PLC	4,205	36,563
Land Securities Group PLC (REIT)	2,349	82,218

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Legal & General Group PLC	41,991	$126,568
Liberty International PLC (REIT)	1,254	28,833
Lloyds TSB Group PLC	35,304	394,171
LogicaCMG PLC	7,283	22,193
London Stock Exchange PLC	366	9,959
Man Group PLC	3,015	36,871
Marks & Spencer Group PLC	5,708	71,983
Meggitt PLC	3,472	21,474
Misys PLC	2,670	12,573
National Express Group PLC	611	13,116
National Grid PLC	19,127	283,458
Next PLC	898	36,228
Pearson PLC	2,963	50,159
Persimmon PLC	1,019	23,696
Provident Financial PLC	436	6,151
Prudential Corp., PLC	12,540	179,796
Punch Taverns PLC	1,987	49,078
Reckitt Benckiser PLC	5,199	285,537
Reed Elsevier PLC	4,671	60,641
Rentokil Initial PLC	3,088	9,953
Resolution PLC	339	4,261
Reuters Group PLC	5,487	68,204
Rexam PLC	3,287	32,921
Rio Tinto Corp., PLC	9,598	737,606
Rolls-Royce Group PLC (a)	12,400	134,089
Royal Bank of Scotland Group PLC	48,669	618,645
Royal Dutch Shell PLC, Class A	22,866	933,956
Royal Dutch Shell PLC, Class B	15,976	668,256
Sage Group PLC	8,175	38,496
Sainsbury(J) PLC	6,529	76,633
Schroders PLC	382	9,826
Scottish & Southern Energy PLC	6,124	178,192
Serco Group PLC	791	7,168
Severn Trent PLC	1,950	54,155
Signet Group PLC	5,791	12,094
Slough Estates PLC (REIT)	2,075	26,043
Smith & Nephew PLC	4,796	59,615
Smiths Group PLC	2,480	59,014
Stagecoach Group PLC	1,277	4,686
Tanjong PLC	8,600	48,075
Tate & Lyle PLC	3,753	42,769
Taylor Woodrow PLC	2,418	17,517
Tesco PLC	32,065	269,471
Tomkins PLC	5,994	31,295

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Unilever PLC	7,356	$238,561
United Business Media PLC	1,038	16,571
United Utilities PLC	1,489	21,214
Vodafone Group PLC	300,523	1,012,640
Whitbread PLC	1,539	54,670
William Hill PLC	3,222	39,791
Wimpey George PLC	1,617	16,333
Wolseley PLC	3,940	95,101
WPP Group PLC	3,626	54,501
Xstrata PLC	4,293	257,503
Yell Group PLC	2,360	21,907
		16,993,111
United States 32.2%
3M Co.	7,600	659,604
Abbott Laboratories	14,300	765,765
Abercrombie & Fitch Co., Class A	700	51,086
Activision, Inc. (a)	3,200	59,744
Adobe Systems, Inc. (a)	9,700	389,455
Advance Auto Parts, Inc.	1,200	48,636
Advanced Medical Optics, Inc. (a)	800	27,904
Advanced Micro Devices, Inc. (a)	5,943	84,985
AES Corp. (a)	3,000	65,640
Aetna, Inc.	4,500	222,300
Affiliated Computer Services, Inc., Class A (a)	1,100	62,392
AFLAC, Inc.	4,300	221,020
A.G. Edwards, Inc.	1,200	101,460
Agilent Technologies, Inc. (a)	4,904	188,510
AGL Resources, Inc.	1,700	68,816
Airgas, Inc.	1,300	62,270
Air Products & Chemicals, Inc.	3,000	241,110
Alcoa, Inc.	10,100	409,353
Alliance Data Systems Corp. (a)	800	61,824
Alliant Energy Corp.	2,000	77,700
Alliant Techsystems, Inc. (a)	900	89,235
Allstate Corp.	4,700	289,097
ALLTEL Corp.	2,800	189,140
Altera Corp.	3,900	86,307
Altria Group, Inc.	17,917	1,256,698
Amazon.com, Inc. (a)	3,000	205,230
AMBAC Financial Group, Inc.	1,000	87,190
AMB Property Corp. (REIT)	800	42,576
Ameren Corp.	1,000	49,010
American Eagle Outfitters, Inc.	1,950	50,037

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
American Electric Power Co., Inc.	1,900	$85,576
American Express Co.	4,400	269,192
American International Group, Inc.	15,505	1,085,815
American Tower Corp., Class A (a)	3,100	130,200
AmeriCredit Corp. (a)	1,400	37,170
Ameriprise Financial, Inc.	1,400	88,998
Ametek, Inc.	1,350	53,568
Amgen, Inc. (a)	13,500	746,415
Amphenol Corp., Class A	2,400	85,560
Anadarko Petroleum Corp.	8,700	452,313
Analog Devices, Inc.	3,600	135,504
Anheuser-Busch Cos., Inc.	9,100	474,656
AnnTaylor Stores Corp. (a)	600	21,252
AON Corp.	2,900	123,569
Apache Corp.	4,570	372,866
Apollo Group, Inc., Class A (a)	200	11,686
Apple, Inc. (a)	7,000	854,280
Applera Corp.—Applied Biosystems Group	2,496	76,228
Applied Materials, Inc.	14,200	282,154
Aqua America, Inc.	1,900	42,731
Arch Coal, Inc.	1,400	48,720
Archer-Daniels-Midland Co.	8,200	271,338
Archstone-Smith Trust (REIT)	1,000	59,110
Arrow Electronics, Inc. (a)	2,000	76,860
Arthur J. Gallagher & Co.	600	16,728
Associated Banc-Corp.	2,151	70,338
Astoria Financial Corp.	900	22,536
AT&T, Inc.	49,655	2,060,682
Autodesk, Inc. (a)	2,500	117,700
Automatic Data Processing, Inc.	6,400	310,208
Avalonbay Communities, Inc. (REIT)	400	47,552
Avis Budget Group, Inc. (a)	1,900	54,017
Avnet, Inc. (a)	2,100	83,244
Avon Products, Inc.	9,300	341,775
Baker Hughes, Inc.	3,200	269,216
Bank of America Corp.	30,035	1,468,411
Bank of Hawaii Corp.	300	15,492
Bank of New York Co., Inc.	15,800	654,752
Barnes & Noble, Inc.	500	19,235
Baxter International, Inc.	5,400	304,236
BB & T Corp.	4,200	170,856
BEA Systems, Inc. (a)	5,500	75,295
Beazer Homes USA, Inc.	800	19,736
Beckman Coulter, Inc.	800	51,744

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Becton, Dickinson & Co.	2,700	$201,150
Bed Bath & Beyond, Inc. (a)	3,400	122,366
Best Buy Co., Inc.	400	18,668
Biogen Idec, Inc. (a)	4,235	226,572
Biomet, Inc.	2,500	114,300
BJ Services Co.	1,900	54,036
BMC Software, Inc. (a)	2,300	69,690
Boeing Co.	7,200	692,352
BorgWarner, Inc.	900	77,436
Boston Properties, Inc. (REIT)	500	51,065
Boston Scientific Corp. (a)	10,652	163,402
Brinker International, Inc.	3,225	94,396
Brinks Co.	900	55,701
Bristol-Myers Squibb Co.	20,800	656,448
Broadcom Corp., Class A (a)	4,900	143,325
Broadridge Financial Solutions, Inc.	1,700	32,504
Brown & Brown, Inc.	700	17,598
Burlington Northern Santa Fe Corp.	9,000	766,260
Cablevision Systems Corp., Class A (a)	3,100	112,189
Cadence Design Systems, Inc. (a)	8,000	175,680
CA, Inc.	4,992	128,943
Cameron International Corp. (a)	1,200	85,764
Campbell Soup Co.	4,600	178,526
Capital One Financial Corp.	846	66,360
Cardinal Health, Inc.	5,000	353,200
Career Education Corp. (a)	1,000	33,770
CarMax, Inc (a)	2,400	61,200
Caterpillar, Inc.	7,300	571,590
CBS Corp., Class B	11,111	370,219
CDW Corp.	800	67,976
Centex Corp.	200	8,020
Cephalon, Inc. (a)	700	56,273
Ceridian Corp. (a)	2,200	77,000
Charles River Laboratories International, Inc. (a)	700	36,134
Charles Schwab Corp.	7,700	158,004
CheckFree Corp. (a)	1,000	40,200
Cheesecake Factory, Inc. (a)	1,600	39,232
Chemtura Corp.	3,300	36,663
Chesapeake Energy Corp.	500	17,300
Chevron Corp.	19,265	1,622,884
Chico's FAS, Inc. (a)	1,700	41,378
ChoicePoint, Inc. (a)	933	39,606
C.H. Robinson Worldwide, Inc.	2,300	120,796
Chubb Corp.	4,300	232,802

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
CIGNA Corp.	3,000	$156,660
Cincinnati Financial Corp.	1,700	73,780
Cisco Systems, Inc. (a)	61,100	1,701,635
Citadel Broadcasting Corp.	1,858	11,984
CIT Group, Inc.	400	21,932
Citigroup, Inc.	46,049	2,361,853
Citrix Systems, Inc. (a)	1,800	60,606
City National Corp.	500	38,045
Clorox Co.	3,100	192,510
Coca-Cola Co.	16,200	847,422
Cognizant Technology Solutions Corp., Class A (a)	2,600	195,234
Colonial Bancgroup, Inc.	1,700	42,449
Comcast Corp., Class A (a)	27,194	764,695
Comerica, Inc.	1,300	77,311
Commerce Bancorp, Inc.	1,700	62,883
Community Health Systems, Inc. (a)	1,000	40,450
Compass Bancshares, Inc.	300	20,694
Computer Sciences Corp. (a)	2,300	136,045
ConAgra Foods, Inc.	10,600	284,716
CONSOL Energy, Inc.	2,600	119,886
Consolidated Edison, Inc.	1,200	54,144
Constellation Energy Group, Inc.	900	78,453
Con-way, Inc.	600	30,144
Corning, Inc. (a)	13,450	343,647
Corporate Executive Board Co.	400	25,964
Costco Wholesale Corp.	5,200	304,304
Countrywide Financial Corp.	600	21,810
Covance, Inc. (a)	900	61,704
Coventry Health Care, Inc. (a)	252	14,528
Cree, Inc. (a)	800	20,680
CSX Corp.	2,300	103,684
Cullen/Frost Bankers, Inc.	600	32,082
CVS Caremark Corp.	11,788	429,673
Cytyc Corp. (a)	1,500	64,665
Danaher Corp.	5,800	437,900
Dean Foods Co. (a)	1,345	42,865
Deere & Co.	3,100	374,294
Dell, Inc. (a)	19,000	542,450
Denbury Resources, Inc. (a)	1,900	71,250
Dentsply International, Inc.	1,600	61,216
Developers Diversified Realty Corp. (REIT)	1,100	57,981
Devon Energy Corp.	6,546	512,486
Diebold, Inc.	900	46,980
Discovery Holding Co., Ser A (a)	2,969	68,257

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Dollar Tree Stores, Inc. (a)	1,350	$58,792
Dominion Resources, Inc.	1,600	138,096
Domtar Corp. (a)	8,300	92,175
Dover Corp.	4,500	230,175
Dow Chemical Co.	7,366	325,725
DPL, Inc.	922	26,129
D.R. Horton, Inc.	1,100	21,923
DST Systems, Inc. (a)	800	63,368
DTE Energy Co.	900	43,398
Duke Energy Corp.	5,716	104,603
Duke Realty Corp. (REIT)	900	32,103
Dun & Bradstreet Corp.	800	82,384
Du Pont (E.I.) de Nemours & Co.	7,250	368,590
Eaton Corp.	2,600	241,800
Eaton Vance Corp.	1,800	79,524
eBay, Inc. (a)	11,300	363,634
Ecolab, Inc.	4,400	187,880
Edison International, Inc.	1,300	72,956
Edwards Lifesciences Corp. (a)	500	24,670
Electronic Arts, Inc. (a)	3,100	146,692
Electronic Data Systems Corp.	5,000	138,650
Eli Lilly & Co.	8,800	491,744
Embarq Corp.	990	62,736
EMC Corp.	25,630	463,903
Emerson Electric Co.	10,100	472,680
Energizer Holdings, Inc. (a)	800	79,680
Energy East Corp.	1,800	46,962
ENSCO International, Inc.	1,100	67,111
Entergy Corp.	1,000	107,350
EOG Resources, Inc.	1,800	131,508
Equitable Resources, Inc.	1,000	49,560
Equity Residential (REIT)	1,200	54,756
Exelon Corp.	3,000	217,800
Expeditors International Washington, Inc.	2,000	82,600
Express Scripts, Inc. (a)	600	30,006
Exxon Mobil Corp.	53,311	4,471,727
F5 Networks, Inc. (a)	500	40,300
Fair Isaac Corp.	700	28,084
Fannie Mae	800	52,264
Fastenal Co.	1,400	58,604
FedEx Corp.	3,500	388,395
Fidelity National Financial, Inc., Class A	1,935	45,859
Fidelity National Information Services, Inc.	1,692	91,842
Fifth Third Bancorp	4,300	171,011

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
First American Corp.	1,000	$49,500
First Data Corp.	9,351	305,497
FirstEnergy Corp.	1,500	97,095
Fiserv, Inc. (a)	2,400	136,320
Florida Rock Industries, Inc.	900	60,750
Flowserve Corp.	900	64,440
FMC Technologies, Inc. (a)	800	63,376
Foot Locker, Inc.	1,800	39,240
Ford Motor Co (a).	21,500	202,530
Fortune Brands, Inc.	200	16,474
FPL Group, Inc.	1,700	96,458
Franklin Resources, Inc.	200	26,494
Freddie Mac	400	24,280
Freeport-McMoRan Copper & Gold, Inc.	4,609	381,717
GameStop Corp., Class A (a)	1,400	54,740
Gannett Co., Inc.	10,400	571,480
Gap, Inc. (The)	5,025	95,977
Genentech, Inc. (a)	5,000	378,300
General Dynamics Corp.	3,800	297,236
General Electric Co.	100,042	3,829,608
General Growth Properties, Inc. (REIT)	1,100	58,245
General Mills, Inc.	5,500	321,310
General Motors Corp.	5,300	200,340
Gen-Probe, Inc. (a)	600	36,252
Gentex Corp.	1,300	25,597
Genworth Financial, Inc., Class A	3,200	110,080
Genzyme Corp. (a)	2,600	167,440
Gilead Sciences, Inc. (a)	6,000	232,620
Goldman Sachs Group, Inc.	3,900	845,325
Google, Inc., Class A (a)	2,600	1,360,788
Graco, Inc.	1,200	48,336
Grant Prideco, Inc. (a)	1,400	75,362
Halliburton Co.	10,200	351,900
Hanover Compressor Co. (a)	351	8,371
Hanover Insurance Group, Inc.	800	39,032
Harley-Davidson, Inc.	3,000	178,830
Harrah's Entertainment, Inc.	2,543	216,816
Harris Corp.	1,600	87,280
Harsco Corp.	1,800	93,600
Hartford Financial Services Group, Inc.	2,000	197,020
HCC Insurance Holdings, Inc.	1,250	41,762
Health Net, Inc. (a)	2,300	121,440
Helmerich & Payne, Inc.	1,200	42,504
Henry Schein, Inc. (a)	1,100	58,773

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Hewlett-Packard Co.	23,000	$1,026,260
Hillenbrand Industries, Inc.	800	52,000
Hilton Hotels Corp.	13,500	451,845
H.J. Heinz Co.	6,900	327,543
HNI Corp.	800	32,800
Home Depot, Inc.	6,500	255,775
Honeywell International, Inc.	8,700	489,636
Hospira, Inc. (a)	1,480	57,779
Hospitality Properties Trust (REIT)	800	33,192
Host Marriott Corp. (REIT)	6,448	149,078
H&R Block, Inc.	7,500	175,275
Hubbell, Inc., Class B	1,100	59,642
Hugoton Royalty Trust	200	5,046
IBM Corp.	12,900	1,357,725
Idearc, Inc.	1,060	37,450
Illinois Tool Works, Inc.	9,300	503,967
IndyMac Bancorp, Inc.	500	14,585
Integrated Device Technology, Inc. (a)	4,200	64,134
Intel Corp.	57,300	1,361,448
International Game Technology	4,400	174,680
International Paper Co.	7,065	275,888
International Rectifier Corp. (a)	1,300	48,438
Intersil Corp., Class A	2,400	75,504
Intuit, Inc. (a)	3,500	105,280
Intuitive Surgical, Inc. (a)	300	41,631
Investors Financial Services Corp.	800	49,336
Invitrogen Corp. (a)	600	44,250
ITT Industries, Inc.	500	34,140
Jabil Circuit, Inc.	100	2,207
Jacobs Engineering Group, Inc. (a)	1,400	80,514
J.B. Hunt Transport Services, Inc.	2,200	64,504
J.C. Penney Co., Inc.	400	28,952
JDS Uniphase Corp. (a)	1,850	24,845
Jeffries Group, Inc.	1,600	43,168
Johnson Controls, Inc.	2,300	266,271
Johnson & Johnson	24,300	1,497,366
Joy Global, Inc.	1,500	87,495
JPMorgan Chase & Co.	27,081	1,312,074
Juniper Networks, Inc. (a)	4,500	113,265
KeyCorp	3,800	130,454
KeySpan Corp.	800	33,584
Kimberly-Clark Corp.	6,200	414,718
Kimco Realty Corp. (REIT)	1,100	41,877
KLA-Tencor Corp.	2,100	115,395

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Kohl's Corp. (a)	1,900	$134,957
Kraft Foods, Inc., Class A	18,167	640,387
Kroger Co.	3,500	98,455
L-3 Communications Holdings, Inc.	400	38,956
Laboratory Corp. of America Holdings (a)	1,700	133,042
Lam Research Corp. (a)	3,500	179,900
Laureate Education, Inc. (a)	600	36,996
Lear Corp. (a)	800	28,488
Legg Mason, Inc.	1,250	122,975
Lehman Brothers Holdings, Inc.	7,578	564,713
Leucadia National Corp.	1,900	66,975
Lexmark International, Inc., Class A (a)	1,600	78,896
Liberty Global, Inc., Class A (a)	2,024	83,065
Liberty Global, Inc., Class C (a)	2,024	79,543
Liberty Media Corp.—Capital, Ser A (a)	1,399	164,634
Liberty Media Corp.—Interactive, Ser A (a)	7,599	169,686
Liberty Property Trust (REIT)	700	30,751
Limited Brands, Inc.	5,200	142,740
Lincare Holdings, Inc. (a)	1,200	47,820
Lincoln National Corp.	2,515	178,439
Linear Technology Corp.	3,200	115,776
Lockheed Martin Corp.	4,100	385,933
Lowe's Cos., Inc.	6,000	184,140
LSI Corp. (a)	8,300	62,333
Lubrizol Corp.	1,000	64,550
Lyondell Chemical Co.	3,000	111,360
Macerich Co. (REIT)	500	41,210
Mack-Cali Realty Corp. (REIT)	700	30,443
Macy's, Inc.	5,178	205,981
Manpower, Inc.	1,200	110,688
Marathon Oil Corp.	6,700	401,732
Marriott International, Inc., Class A	400	17,296
Marshall & Ilsley Corp.	200	9,526
Marsh & McLennan Cos., Inc.	4,700	145,136
Martin Marietta Materials, Inc.	700	113,414
Masco Corp.	6,000	170,820
Maxim Integrated Products, Inc.	3,400	113,594
MBIA, Inc.	2,000	124,440
McAfee, Inc. (a)	1,600	56,320
McDonald's Corp.	9,000	456,840
McKesson Corp.	2,783	165,978
MDU Resources Group, Inc.	2,100	58,884
MeadWestvaco Corp.	5,400	190,728
Medco Health Solutions, Inc. (a)	2,273	177,271

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Medtronic, Inc.	9,800	$508,228
Mellon Financial Corp.	10,800	475,200
MEMC Electronic Materials, Inc. (a)	3,700	226,144
Merck & Co., Inc.	17,900	891,420
Merrill Lynch & Co., Inc.	9,700	810,726
MetLife, Inc.	5,900	380,432
Microchip Technology, Inc.	5,000	185,200
Micron Technology, Inc. (a)	8,100	101,493
Microsoft Corp.	81,400	2,398,858
Millennium Pharmaceuticals, Inc. (a)	8,649	91,420
Mohawk Industries, Inc. (a)	700	70,553
MoneyGram International, Inc.	900	25,155
Monsanto Co.	7,824	528,433
Moody's Corp.	1,800	111,960
Motorola, Inc.	21,400	378,780
MSC Industrial Direct, Co., Inc., Class A	900	49,500
M & T Bank Corp.	169	18,066
National City Corp.	4,413	147,041
National Fuel Gas Co.	200	8,662
National-Oilwell Varco, Inc. (a)	367	38,256
National Semiconductor Corp.	3,500	98,945
Network Appliance, Inc. (a)	4,600	134,320
Newfield Exploration Co. (a)	1,200	54,660
Newmont Mining Corp.	6,100	238,266
News Corp., Class A	7,245	153,666
News Corp., Class B	4,848	111,213
New York Community Bancorp, Inc.	2,293	39,027
NII Holdings, Inc., Class B (a)	1,100	88,814
NiSource, Inc.	2,049	42,435
Noble Energy, Inc.	1,700	106,063
Norfolk Southern Corp.	3,200	168,224
Northeast Utilities	1,500	42,540
Northern Trust Corp.	3,500	224,840
Northrop Grumman Corp.	3,800	295,906
Novellus Systems, Inc. (a)	100	2,837
NSTAR	400	12,980
Nucor Corp.	4,600	269,790
NVIDIA Corp. (a)	3,600	148,716
NYSE Euronext	410	30,504
Occidental Petroleum Corp.	7,900	457,252
Office Depot, Inc. (a)	400	12,120
OGE Energy Corp.	1,400	51,310
Old Republic International Corp.	2,962	62,972
Omnicare, Inc.	1,300	46,878

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Omnicom Group, Inc.	6,600	$349,272
ONEOK, Inc.	1,300	65,533
Oracle Corp. (a)	36,714	723,633
O'Reilly Automotive, Inc. (a)	1,200	43,860
PACCAR, Inc.	2,775	241,536
Parker Hannifin Corp.	2,600	254,566
Patterson—UTI Energy, Inc.	1,800	47,178
Paychex, Inc.	4,200	164,304
PDL BioPharma, Inc. (a)	1,100	25,630
Peabody Energy Corp.	6,000	290,280
Pentair, Inc.	1,300	50,141
Pepco Holdings, Inc.	2,000	56,400
PepsiCo, Inc.	14,400	933,840
PetSmart, Inc.	1,800	58,410
Pfizer, Inc.	51,960	1,328,617
PG&E Corp.	1,900	86,070
Pharmaceutical Product Development, Inc.	1,000	38,270
Pioneer Natural Resources Co.	1,300	63,323
Plains Exploration & Production Co. (a)	700	33,467
Plum Creek Timber Co., Inc. (REIT)	1,200	49,992
PMI Group, Inc.	1,300	58,071
PNC Financial Services Group, Inc.	3,604	257,974
Pogo Producing Co.	600	30,474
Polo Ralph Lauren Corp., Class A	900	88,299
PPG Industries, Inc.	900	68,499
PPL Corp.	1,800	84,222
Praxair, Inc.	5,200	374,348
Precision Castparts Corp.	1,500	182,040
Pride International, Inc. (a)	1,400	52,444
Principal Financial Group, Inc.	2,400	139,896
Procter & Gamble Co.	36,277	2,219,790
Progress Energy, Inc.	1,200	54,708
Progressive Corp.	5,500	131,615
ProLogis (REIT)	1,000	56,900
Protective Life Corp.	1,100	52,591
Prudential Financial, Inc.	5,030	489,067
Public Service Enterprise Group, Inc.	1,100	96,558
Public Storage, Inc. (REIT)	400	30,728
Pulte Homes, Inc.	200	4,490
QLogic Corp. (a)	2,500	41,625
QUALCOMM, Inc.	14,100	611,799
Questar Corp.	1,600	84,560
Quest Diagnostics, Inc.	2,200	113,630
Quicksilver Resources, Inc. (a)	400	17,832

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Qwest Communications International, Inc. (a)	11,000	$106,700
Radian Group, Inc.	1,300	70,200
Raymond James Financial, Inc.	1,700	52,530
Rayonier, Inc. (REIT)	900	40,626
Raytheon Co.	4,900	264,061
Regency Centers Corp. (REIT)	1,000	70,500
Regions Financial Corp.	6,850	226,735
Republic Services, Inc.	2,100	64,344
Rockwell Automation, Inc.	2,600	180,544
Rockwell Collins, Inc.	1,700	120,088
Rohm & Haas Co.	1,900	103,892
Ross Stores, Inc.	1,500	46,200
Ryland Group, Inc.	500	18,685
SAFECO Corp.	1,200	74,712
Safeway, Inc.	2,900	98,687
Saks, Inc. (a)	1,600	34,160
SanDisk Corp. (a)	3,600	176,184
Sanmina-SCI Corp. (a)	7,300	22,849
Sara Lee Corp.	14,400	250,560
SCANA Corp.	1,078	41,277
Sears Holdings Corp. (a)	200	33,900
SEI Investments Co.	1,800	52,272
Sempra Energy	1,000	59,230
Sepracor, Inc. (a)	1,000	41,020
Sierra Pacific Resources (a)	2,700	47,412
Simon Property Group, Inc. (REIT)	1,000	93,040
SLM Corp.	1,900	109,402
Smithfield Foods, Inc. (a)	1,200	36,948
Smith International, Inc.	1,900	111,416
Solectron Corp. (a)	9,900	36,432
Sonoco Products Co.	2,200	94,182
Southern Co.	3,500	120,015
Southwest Airlines Co.	2,900	43,239
Southwestern Energy Co. (a)	1,600	71,200
Sovereign Bancorp, Inc.	1,270	26,848
Spectra Energy Corp.	3,008	78,088
Sprint Nextel Corp.	19,100	395,561
SPX Corp.	2,300	201,963
Stancorp Financial Group, Inc.	700	36,736
Staples, Inc.	7,975	189,247
Starbucks Corp. (a)	5,400	141,696
Starwood Hotels & Resorts Worldwide, Inc.	6,900	462,783
State Street Corp.	7,600	519,840
Stericycle, Inc. (a)	600	26,676

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
St. Jude Medical, Inc. (a)	3,200	$132,768
Stryker Corp.	2,300	145,107
Sun Microsystems, Inc. (a)	29,700	156,222
Sunoco, Inc.	400	31,872
SunTrust Banks, Inc.	3,000	257,220
SUPERVALU, Inc.	455	21,076
Synopsys, Inc. (a)	3,000	79,290
Synthes, Inc.	500	60,131
Sysco Corp.	700	23,093
Target Corp.	4,700	298,920
TCF Financial Corp.	1,700	47,260
Teleflex, Inc.	800	65,424
Telephone & Data Systems, Inc.	800	50,056
Tellabs, Inc. (a)	302	3,250
Tenet Healthcare Corp. (a)	6,650	43,291
Teradyne, Inc. (a)	100	1,758
Texas Instruments, Inc.	15,100	568,213
Textron, Inc.	1,100	121,121
Thermo Fisher Scientific, Inc. (a)	448	23,171
Thomas & Betts Corp. (a)	1,000	58,000
Tidewater, Inc.	700	49,616
Time Warner, Inc.	30,000	631,200
Timken Co.	1,200	43,332
TJX Cos., Inc.	4,900	134,750
Toll Brothers, Inc. (a)	1,100	27,478
TravelCenters of America LLC (a)	80	3,236
Travelers Cos., Inc.	5,369	287,242
Triad Hospitals, Inc. (a)	1,000	53,760
T. Rowe Price Group, Inc.	400	20,756
TXU Corp.	2,700	181,710
Tyson Foods, Inc., Class A	738	17,004
UDR, Inc. (REIT)	1,800	47,340
Union Pacific Corp.	2,200	253,330
UnitedHealth Group, Inc.	9,154	468,136
United Parcel Service, Inc., Class B	7,600	554,800
United Technologies Corp.	10,300	730,579
Universal Health Services, Inc., Class B	500	30,750
UnumProvident Corp.	2,100	54,831
Urban Outfitters, Inc. (a)	1,500	36,045
U.S. Bancorp	11,950	393,753
Valero Energy Corp.	6,244	461,182
Valspar Corp.	2,200	62,502
Varian Medical Systems, Inc. (a)	1,400	59,514
VeriSign, Inc. (a)	2,600	82,498

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States (Continued)
Verizon Communications, Inc.	29,000	$1,193,930
Vertex Pharmaceuticals, Inc. (a)	1,000	28,560
Viacom, Inc., Class B (a)	10,811	450,062
Vishay Intertechnology, Inc. (a)	4,800	75,936
Vornado Realty Trust (REIT)	700	76,888
Vulcan Materials Co.	1,650	188,991
Wachovia Corp.	10,004	512,705
Walgreen Co.	7,900	343,966
Wal-Mart Stores, Inc.	11,500	553,265
Walt Disney Co.	24,200	826,188
Washington Mutual, Inc.	900	38,376
Washington Post Co., Class B	100	77,609
Waters Corp. (a)	500	29,680
Webster Financial Corp.	700	29,869
Weingarten Realty Investors (REIT)	1,100	45,210
WellPoint, Inc. (a)	4,500	359,235
Wells Fargo & Co.	20,100	706,917
Western Digital Corp. (a)	2,300	44,505
Western Union Co.	9,351	194,781
Weyerhaeuser Co.	3,950	311,774
Williams Cos., Inc.	1,100	34,782
Williams-Sonoma, Inc.	1,400	44,212
Wilmington Trust Corp.	1,200	49,812
Windstream Corp.	3,011	44,442
Wisconsin Energy Corp.	1,300	57,499
Wm. Wrigley Jr. Co.	250	13,828
W.R. Berkley Corp.	1,650	53,691
Wyeth	14,000	802,760
Wyndham Worldwide Corp. (a)	3,600	130,536
Xcel Energy, Inc.	2,100	42,987
Xerox Corp. (a)	9,700	179,256
Xilinx, Inc.	3,600	96,372
XTO Energy, Inc.	2,466	148,207
Yahoo!, Inc. (a)	17,400	472,062
Yum! Brands, Inc.	5,600	183,232
Zebra Technologies Corp., Class A (a)	600	23,244
Zimmer Holdings, Inc. (a)	2,460	208,829
		119,157,400
Total Common Stocks 91.4%		337,872,542

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Preferred Stocks 2.6%
Brazil 2.3%
AmBev	708,685	$498,813
Aracruz Celulos, SA	18,935	126,430
Banco Bradesco, SA	29,014	703,014
Banco Itau Holding Financiera	22,458	1,001,238
Brasil Telecom Participacoes, SA	10,004	122,548
CEMIG	12,543	266,856
Companhia Vale do Rio Doce	53,195	1,999,018
Contax Participacoes, SA	6,605	8,183
Electrobras, SA (a)	4,753,131	140,426
Embratel Participacoes, SA	2,947,812	10,835
Gerdau, SA	14,811	380,064
Klabin, SA	25,390	89,503
Petroleo Brasileiro, SA	91,779	2,456,956
Sadia, SA (a)	20,489	95,382
Tele Norte Leste Participacoes	11,705	224,209
Usiminas, SA	4,336	247,258
Vivo Participacoes, SA	17,949	89,605
Votorantim Celulose e Papel, SA (a)	4,007	90,775
		8,551,113
Germany 0.2%
Henkel KGaA	3,900	206,335
Porsche, AG	160	286,282
RWE, AG	750	75,228
Volkswagen, AG	1,962	204,869
		772,714
Republic of Korea (South Korea) 0.1%
Samsung Electronics Co., Ltd.	321	150,276
Total Preferred Stocks 2.6%		9,474,103
Total Common and Preferred Stocks 94.0%		347,346,645
Investment Companies 0.0%
Bell Aliant Regional Communications Income Fund	457	13,442
CI Financial Income Fund	4,700	119,568
Total Investment Companies		133,010
Total Long-Term Investments 94.0% (Cost $236,952,523)		347,479,655

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Value
Repurchase Agreements 2.5%
Citigroup Global Markets, Inc. ($2,933,835 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.33%, dated 06/29/07, to be sold on 07/02/07 at $2,935,138)	$2,933,835
State Street Bank & Trust Co. ($6,349,165 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.85%, dated 06/29/07, to be sold on 07/02/07 at $6,351,731)	6,349,165
Total Repurchase Agreements (Cost $9,283,000)	9,283,000
Total Investments 96.5% (Cost $246,235,523)	356,762,655
Foreign Currency 0.8% (Cost $2,863,431)	2,883,776
Other Assets in Excess of Liabilities 2.7%	10,074,524
Net Assets 100.0%	$369,720,955

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare income dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Futures contracts outstanding as of June 30, 2007:
	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
Dax Index, September 2007 (Current Notional Value of $272,775 per contract)	32	$236,476
FTSE 100 Index, September 2007 (Current Notional Value of $133,186 per contract)	32	(9,027)
Hang Seng Stock Index, July 2007 (Current Notional Value of $139,903 per contract)	5	(5,861)
MSCI Taiwan Stock Index, July 2007 (Current Notional Value of $34,690 per contract)	103	(9,320)
S&P 500 Index, September 2007 (Current Notional Value of $378,850 per contract)	10	(7,790)
	182	204,478
Short Contracts:
DJ Euro Stoxx 50 Index, September 2007 (Current Notional Value of $60,981 per contract)	36	(43,843)
Total Futures Contracts	218	$160,635

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Forward foreign currency contracts outstanding as of June 30, 2007:
	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Australian Dollar 1,002,492 expiring 09/14/07	US$	$848,091	$4,645
1,172,027 expiring 09/14/07	US$	991,515	4,926
716,685 expiring 09/14/07	US$	606,303	3,223
			12,794
Euro 2,526,510 expiring 09/14/07	US$	3,428,280	52,622
1,447,432 expiring 09/14/07	US$	1,964,053	30,430
723,992 expiring 09/14/07	US$	982,401	14,851
5,294,224 expiring 09/14/07	US$	7,183,855	105,213
			203,116
Japanese Yen 32,385,180 expiring 09/14/07	US$	265,659	(3,470)
694,075,721 expiring 09/14/07	US$	5,693,582	(71,574)
942,511,179 expiring 09/14/07	US$	7,731,526	(104,059)
			(179,103)
Pound Sterling 4,334,174 expiring 09/14/07	US$	8,693,767	148,574
3,956,112 expiring 09/14/07	US$	7,935,425	130,025
			278,599
Total Long Contracts			$315,406
Short Contracts:
Australian Dollar 563,135 expiring 09/14/07	US$	$476,403	$(503)
Euro 1,125,227 expiring 09/14/07	US$	1,526,846	(21,799)
1,166,415 expiring 09/14/07	US$	1,582,735	(24,265)
218,454 expiring 09/14/07	US$	296,425	(4,420)
4,582,369 expiring 09/14/07	US$	6,217,923	(93,999)
93,521 expiring 09/14/07	US$	126,901	(1,855)
			(146,338)
Hong Kong Dollar 91,826,392 expiring 09/14/07	US$	11,766,121	7,852
Japanese Yen 196,632,480 expiring 09/14/07	US$	1,612,999	20,908
778,338,311 expiring 09/14/07	US$	6,384,797	80,988
3,506,515,170 expiring 09/14/07	US$	28,764,341	361,595
			463,491
Total Short Contracts			$324,502
Total Forward Foreign Currency Contracts			$639,908

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$37,757,908	10.2%
Integrated Oil & Gas	21,897,073	5.9
Pharmaceuticals	13,093,239	3.5
Wireless Telecommunication Services	12,120,515	3.3
Integrated Telecommunication Services	11,915,328	3.2
Industrial Conglomerates	10,309,931	2.8
Automobile Manufacturers	8,868,372	2.4
Oil & Gas Exploration & Production	7,847,527	2.1
Diversified Metals & Mining	7,804,327	2.1
Electric Utilities	7,042,880	1.9
Steel	6,933,491	1.9
Semiconductors	6,602,526	1.8
Other Diversified Financial Services	6,499,058	1.8
Industrial Machinery	5,858,874	1.6
Real Estate Management & Development	5,686,112	1.5
Packaged Foods & Meats	5,065,527	1.4
Communications Equipment	4,932,858	1.3
Computer Hardware	4,875,773	1.3
Aerospace & Defense	4,532,962	1.2
Multi-Line Insurance	4,408,586	1.2
Construction & Farm Machinery & Heavy Trucks	4,337,030	1.2
Life & Health Insurance	4,216,500	1.1
Investment Banking & Brokerage	4,154,332	1.1
Household Products	4,006,250	1.1
Electronic Equipment Manufacturers	3,958,212	1.1
Oil & Gas Refining & Marketing	3,454,638	0.9
Systems Software	3,424,860	0.9
Property & Casualty Insurance	3,356,365	0.9
Regional Banks	3,304,455	0.9
Diversified Chemicals	3,281,244	0.9
Construction & Engineering	3,122,217	0.8
Multi-Utilities	2,900,940	0.8
Health Care Equipment	2,824,814	0.8
Railroads	2,781,457	0.8
Diversified Capital Markets	2,582,012	0.7
Asset Management & Custody Banks	2,429,628	0.7
Oil & Gas Equipment & Services	2,514,002	0.7
Consumer Electronics	2,482,198	0.7
Construction Materials	2,460,127	0.7
Trading Companies & Distributors	2,442,118	0.7
Tobacco	2,426,263	0.7
Movies & Entertainment	2,411,701	0.7
Hypermarkets & Super Centers	2,408,181	0.7
Internet Software & Services	2,389,494	0.6
Broadcasting & Cable TV	2,382,708	0.6
Heavy Electrical Equipment	2,354,168	0.6

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification continued

Industry	Value	Percent of Net Assets
IT Consulting & Other Services	$2,319,794	0.6%
Biotechnology	2,239,328	0.6
Application Software	2,210,032	0.6
Soft Drinks	2,105,766	0.6
Air Freight & Logistics	1,964,948	0.5
Data Processing & Outsourced Services	1,840,090	0.5
Specialty Chemicals	1,833,534	0.5
Food Retail	1,689,259	0.5
Hotels, Resorts & Cruise Lines	1,686,473	0.5
Office Electronics	1,625,726	0.4
Homebuilding	1,592,985	0.4
Publishing	1,550,589	0.4
Brewers	1,547,456	0.4
Semiconductor Equipment	1,508,939	0.4
Auto Parts & Equipment	1,478,027	0.4
Paper Products	1,471,991	0.4
Electrical Components & Equipment	1,430,847	0.4
Managed Health Care	1,342,298	0.4
Building Products	1,335,227	0.4
Department Stores	1,290,325	0.4
Restaurants	1,282,231	0.3
Fertilizers & Agricultural Chemicals	1,281,840	0.3
Apparel Retail	1,275,919	0.3
Oil & Gas Drilling	1,204,244	0.3
Airlines	1,144,854	0.3
Coal & Consumable Fuels	1,132,512	0.3
Commodity Chemicals	1,125,856	0.3
Computer Storage & Peripherals	1,122,959	0.3
Aluminum	1,090,764	0.3
Industrial Gases	1,048,441	0.3
Retail REIT's	1,025,906	0.3
Highways & Railtracks	1,009,815	0.3
Specialized Finance	1,000,665	0.3
Gas Utilities	986,236	0.3
Thrifts & Mortgage Finance	949,200	0.3
Apparel, Accessories & Luxury Goods	914,286	0.2
Gold	899,765	0.2
Health Care Services	893,177	0.2
Marine	884,204	0.2
Independent Power Producers & Energy Traders	845,239	0.2
Tires & Rubber	834,161	0.2
Casinos & Gaming	780,117	0.2
Drug Retail	773,639	0.2
Reinsurance	763,888	0.2
Home Entertainment Software	728,459	0.2
Health Care Distributors	711,396	0.2

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification continued

Industry	Value	Percent of Net Assets
Distributors	$609,985	0.2%
Consumer Finance	575,984	0.2
Agricultural Products	549,741	0.2
Personal Products	549,512	0.2
Marine Ports & Services	532,985	0.1
Home Improvement Retail	513,540	0.1
Photographic Products	510,154	0.1
Forest Products	508,544	0.1
Precious Metals & Minerals	503,959	0.1
Diversified Commercial & Professional Services	498,561	0.1
Advertising	479,651	0.1
Water Utilities	460,250	0.1
Trucking	447,183	0.1
General Merchandise Stores	444,504	0.1
Office	413,551	0.1
Oil & Gas Storage & Transportation	397,019	0.1
Distillers & Vintners	384,638	0.1
Motorcycle Manufacturers	353,000	0.1
Electronic Manufacturing Services	348,540	0.1
Computer & Electronics Retail	335,829	0.1
Multi-Sector Holdings	320,856	0.1
Specialized REIT's	303,616	0.1
Insurance Brokers	303,031	0.1
Paper Packaging	294,252	0.1
Specialty Stores	291,106	0.1
Health Care Facilities	257,097	0.1
Diversified REIT's	254,289	0.1
Technology Distributors	247,349	0.1
Environmental & Facilities Services	245,213	0.1
Automotive Retail	217,819	0.1
Footwear	210,000	0.1
Residential REIT's	208,758	0.1
Internet Retail	205,230	0.1
Industrial	204,264	0.1
Commercial Printing	202,528	0.1
Catalog Retail	195,549	0.1
Leisure Products	186,763	0.1
Home Furnishing Retail	177,394	0.1
Specialized Consumer Services	175,275	0.0	*
Human Resource & Employment Services	153,689	0.0	*
Airport Services	135,684	0.0	*
Metal & Glass Containers	133,971	0.0	*
Investment Companies	133,010	0.0	*
Health Care Supplies	110,751	0.0	*
Household Appliances	108,766	0.0	*
Education Services	108,663	0.0	*

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification continued

Industry	Value	Percent of Net Assets
Home Furnishings	$97,957	0.0	%*
Office Services & Supplies	73,720	0.0	*
Housewares & Specialties	65,321	0.0	*
Leisure Facilities	62,825	0.0	*
Life Sciences Tools & Services	61,441	0.0	*
Textiles	27,720	0.0	*
Health Care Technology	25,154	0.0	*
Food Distributors	23,093	0.0	*
Noncaptive-Diversified Finance	8,183	0.0	*
	$347,479,655	94.0%

*  Amount is less than 0.1%

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $246,235,523)	$356,762,655
Foreign Currency (Cost $2,863,431)	2,883,776
Cash	4,550,554
Receivables:
Investments Sold	4,932,289
Dividends	733,719
Fund Shares Sold	173,706
Variation Margin on Futures	160,635
Interest	2,579
Forward Foreign Currency Contracts	965,852
Other	152,340
Total Assets	371,318,105
Liabilities:
Payables:
Fund Shares Repurchased	377,513
Investment Advisory Fee	336,848
Distributor and Affiliates	74,784
Investments Purchased	6,316
Directors' Deferred Compensation and Retirement Plans	193,195
Forward Foreign Currency Contracts	325,944
Accrued Expenses	282,550
Total Liabilities	1,597,150
Net Assets	$369,720,955
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$304,497,967
Net Unrealized Appreciation	111,384,573
Accumulated Undistributed Net Investment Income	4,125,245
Accumulated Net Realized Loss	(50,286,830)
Net Assets	$369,720,955
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $263,557,991 and 13,249,077 shares of beneficial interest issued and outstanding)	$19.89
Maximum sales charge (5.75%* of offering price)	1.21
Maximum offering price to public	$21.10
Class B Shares: Net asset value and offering price per share (Based on net assets of $65,222,018 and 3,509,339 shares of beneficial interest issued and outstanding)	$18.59
Class C Shares: Net asset value and offering price per share (Based on net assets of $40,940,946 and 2,207,665 shares of beneficial interest issued and outstanding)	$18.54

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $445,639)	$7,387,986
Interest	472,105
Total Income	7,860,091
Expenses:
Investment Advisory Fee	3,412,917
Distribution (12b-1) and Service Fees
Class A	593,487
Class B	172,894
Class C	365,597
Transfer Agent Fees	862,959
Custody	347,957
Accounting and Administrative Expenses	200,909
Reports to Shareholders	135,632
Professional Fees	87,910
Registration Fees	51,461
Directors' Fees and Related Expenses	36,198
Other	32,603
Total Expenses	6,300,524
Investment Advisory Fee Reduction	208,573
Less Credits Earned on Cash Balances	11,244
Net Expenses	6,080,707
Net Investment Income	$1,779,384
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$36,725,618
Foreign Currency Transactions	3,986,159
Futures	3,124,407
Forward Foreign Currency Contracts	(924,266)
Net Realized Gain	42,911,918
Unrealized Appreciation/Depreciation:
Beginning of the Period	75,967,357
End of the Period: Investments	110,527,132
Forward Commitments	639,908
Futures	160,635
Foreign Currency Translation	56,898
111,384,573
Net Unrealized Appreciation During the Period	35,417,216
Net Realized and Unrealized Gain	$78,329,134
Net Increase in Net Assets from Operations	$80,108,518

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Income	$1,779,384	$1,896,396
Net Realized Gain	42,911,918	46,527,162
Net Unrealized Appreciation During the Period	35,417,216	4,935,582
Change in Net Assets from Operations	80,108,518	53,359,140
Distributions from Net Investment Income:
Class A Shares	(2,153,758)	(1,689,247)
Class B Shares	(703,433)	(819,912)
Class C Shares	(90,017)	(26,518)
Total Distributions	(2,947,208)	(2,535,677)
Net Change in Net Assets from Investment Activities	77,161,310	50,823,463
From Capital Transactions:
Proceeds from Shares Sold	51,217,578	61,914,159
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,764,108	2,443,000
Cost of Shares Repurchased	(96,465,262)	(102,446,402)
Net Change in Net Assets from Capital Transactions	(42,483,576)	(38,089,243)
Total Increase in Net Assets	34,677,734	12,734,220
Net Assets:
Beginning of the Period	335,043,221	322,309,001
End of the Period (Including accumulated undistributed net investment income of $4,125,245 and $2,164,239, respectively)	$369,720,955	$335,043,221

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$15.84	$13.64	$12.60	$10.47	$11.15
Net Investment Income (a)	0.11	0.09	0.07	0.02	0.05
Net Realized and Unrealized Gain/Loss	4.10	2.23	0.99	2.19	(0.73)
Total from Investment Operations	4.21	2.32	1.06	2.21	(0.68)
Less Distributions from Net Investment Income	0.16	0.12	0.02	0.08	-0-
Net Asset Value, End of the Period	$19.89	$15.84	$13.64	$12.60	$10.47
Total Return *(b)	26.70%	17.07%	8.45%	21.15%	-6.01%
Net Assets at End of the Period (In millions)	$263.6	$218.8	$184.6	$179.8	$183.1
Ratio of Expenses to Average Net Assets *	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income to Average Net Assets *	0.61%	0.62%	0.56%	0.20%	0.56%
Portfolio Turnover	18%	35%	20%	35%	47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.76%	1.93%	1.90%	1.88%	1.81%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.39%	0.36%	0.02%	0.45%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of the Period	$14.82		$12.74		$11.75		$9.71		$10.40
Net Investment Income (a)	0.09		0.10		0.07		-0-	(c)	-0-	(c)
Net Realized and Unrealized Gain/Loss	3.85		2.10		0.92		2.04		(0.69)
Total from Investment Operations	3.94		2.20		0.99		2.04		(0.69)
Less Distributions from Net Investment Income	0.17		0.12		-0-		-0-		-0-
Net Asset Value, End of the Period	$18.59		$14.82		$12.74		$11.75		$9.71
Total Return *(b)	26.73	% (d)	17.29	% (d)	8.43	% (d)	21.26	% (d)	-6.74	% (d)
Net Assets at End of the Period (In millions)	$65.2		$81.9		$104.1		$117.7		$110.3
Ratio of Expenses to Average Net Assets *	1.71	% (d)	1.58	% (d)	1.69	% (d)	1.86	% (d)	2.22	% (d)
Ratio of Net Investment Income to Average Net Assets *	0.56	% (d)	0.67	% (d)	0.55	% (d)	0.04	% (d)	0.03	% (d)
Portfolio Turnover	18%		35%		20%		35%		47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.78	% (d)	1.81	% (d)	1.89	% (d)	2.04	% (d)	2.33	% (d)
Ratio of Net Investment Income/Loss to Average Net Assets	0.49	% (d)	0.44	% (d)	0.35	% (d)	(0.14	%) (d)	(0.08	%) (d)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$14.79	$12.73	$11.83	$9.84	$10.55
Net Investment Loss (a)	(0.02)	(0.02)	(0.03)	(0.06)	(0.02)
Net Realized and Unrealized Gain/Loss	3.81	2.09	0.93	2.05	(0.69)
Total from Investment Operations	3.79	2.07	0.90	1.99	(0.71)
Less Distributions from Net Investment Income	0.04	0.01	-0-	-0-	-0-
Net Asset Value, End of the Period	$18.54	$14.79	$12.73	$11.83	$9.84
Total Return *(b)	25.66%	16.27%	7.61%	20.22%	-6.73%
Net Assets at End of the Period (In millions)	$40.9	$34.3	$33.6	$38.4	$40.5
Ratio of Expenses to Average Net Assets *	2.46%	2.45%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets *	(0.15%)	(0.16%)	(0.22%)	(0.58%)	(0.20%)
Portfolio Turnover	18%	35%	20%	35%	47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.52%	2.68	2.65%	2.63%	2.56%
Ratio of Net Investment Loss to Average Net Assets	(0.21%)	(0.39%)	(0.42%)	(0.76%)	(0.31%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of June 30, 2007, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $38,277,623. At June 30, 2007, the Fund had an accumulated capital loss carryforward of $48,249,422, which will expire according to the following schedule:

Amount	Expiration
$21,979,359	June 30, 2011
26,270,063	June 30, 2012

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$248,527,132
Gross tax unrealized appreciation	$114,134,108
Gross tax unrealized depreciation	(5,898,585)
Net tax unrealized appreciation on investments	$108,235,523

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

The tax character of distributions paid during the years ended June 30, 2007 and 2006 was as follows:

Distributions paid from:
	2007	2006
Ordinary income	$3,392,847	$2,805,232
Long-term capital gain	-0-	-0-
	$3,392,847	$2,805,232

Permanent differences, primarily due to the Fund's recognition of net realized gains on foreign currency transactions, the sale of Passive Foreign Investment Company securities, and the Fund's investment in other regulated investment companies, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$3,128,830	$(3,128,830)	$-0-

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,336,473

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2007.

F.  Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $11,244 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

For the year ended June 30, 2007, the Adviser waived $208,573 of its advisory fees. This waiver is voluntary and can be discontinued at any time. This resulted in net expense ratios of 1.70%, 1.71% and 2.46% for Classes A, B and C Shares, respectively.

For the year ended June 30, 2007, the Fund recognized expenses of approximately $5,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $54,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $694,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $103,007 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $75,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $58,300. Sales charges do not represent expenses of the Fund.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	2,180,871	$38,669,926	3,220,702	$48,934,588
Class B	489,952	8,240,413	646,870	9,329,101
Class C	254,887	4,307,239	254,117	3,650,470
Total Sales	2,925,710	$51,217,578	4,121,689	$61,914,159
Dividend Reinvestment:
Class A	114,199	$2,019,349	106,575	$1,617,218
Class B	40,063	661,709	56,604	801,519
Class C	5,018	83,050	1,706	24,263
Total Dividend Reinvestment	159,280	$2,764,108	164,885	$2,443,000
Repurchases:
Class A	(2,858,725)	$(50,322,521)	(3,052,407)	$(46,503,583)
Class B	(2,542,995)	(40,048,169)	(3,348,517)	(47,769,463)
Class C	(374,775)	(6,094,572)	(573,979)	(8,173,356)
Total Repurchases	(5,776,495)	$(96,465,262)	(6,974,903)	$(102,446,402)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $3,900, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,706,528 and $102,411,262, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions.

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended June 30, 2007, were as follows:

Contracts
Outstanding at June 30, 2006	268
Futures Opened	1,868
Futures Closed	(1,918)
Outstanding at June 30, 2007	218

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $402,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2007 continued

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund's NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24, 2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

Van Kampen Global Equity Allocation Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Dennis Shea

Vice President

J. David Germany

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
One Parkview Plaza-Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2007. For corporate shareholders 79% of the distributions qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $445,639 and has derived gross income from sources within foreign countries amounting to $5,298,400. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $3,392,847 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.  *  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Director:*

Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

450, 550, 650
MSGE ANR 8/07
IU07-02787P-Y06/07

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/07

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/30/98 (the first month-end after inception) through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98		I Shares since 10/13/06
Average Annual Total Returns	w/o sales charge	w/max 5.75% sales charge	w/o sales charge	w/max 5.00% sales charge	w/o sales charge	w/max 1.00% sales charge	w/o sales charge
Since Inception	16.52%	15.74%	15.70%	15.70%	15.73%	15.73%	16.45%
5-year	14.42	13.07	13.56	13.37	13.57	13.57	—
1-year	22.80	15.75	21.91	16.91	21.91	20.91	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs

1

with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars. Figures shown above assume reinvestment of all dividends and capital gains.

MSCI World Index (with Net Dividends) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

During the 12 months ended June 30, 2007, the MSCI World Index's (with net dividends) top performing sectors were materials, telecommunication services and utilities. All sectors achieved double-digit gains. Those with the lowest returns were the health care, financials and consumer staples sectors.

In virtually all market environments, we pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated portfolio, as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the benchmark MSCI World Index (with net dividends). As a result, the fund's short-term performance does not always follow that of the markets.

Performance Analysis

All share classes of Van Kampen Global Franchise Fund underperformed the MSCI World Index with net dividends for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	MSCI World Index with net dividends
22.80%	21.91%	21.91%	23.59%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

While the Fund achieved positive performance across all of its represented sectors, the largest gains during the 12-month period came from the industrials, consumer staples and materials sectors. In terms of individual holdings, the top contributing stocks were British American Tobacco, Cadbury Schweppes, Reckitt Benckiser, Imperial Tobacco and Altria Group.

Detractors from performance during the period included media group SMG, beverage and spirits manufacturer C&C, pharmaceutical companies Bristol-Myers Squibb and Sanofi-Aventis, and Japanese consumer staples company Kao Corp. Despite these short-term performance setbacks, media, pharmaceuticals and consumer staples stocks have played a long-term role in the Fund's portfolio. In our

3

view, the characteristics of these franchises and compelling valuations that attracted us to these companies in the first place continued to justify the stocks' inclusion in the portfolio.

We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Fund to outperform broadly-based benchmarks over the long term with less than average volatility.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 6/30/07
British American Tobacco PLC	8.3%
Cadbury Schweppes PLC	5.1
Altria Group, Inc.	4.5
Imperial Tobacco Group PLC	4.5
Reckitt Benckiser PLC	4.5
Wolters Kluwer, NV - CVA	4.1
Pfizer, Inc.	3.7
Swedish Match AB	3.7
Altadis, SA	3.5
WPP Group PLC	3.5
Summary of Investments by Country Classification as of 6/30/07
United Kingdom	35.0%
United States	28.2
France	7.7
Netherlands	7.7
Switzerland	4.6
Sweden	3.7
Spain	3.5
Finland	3.5
Ireland	2.4
Japan	2.2
Total Investments	98.5
Foreign Currency	0.2
Other Assets in Excess of Liabilities	1.3
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07– 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,092.01	$6.12
Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91
Class B
Actual	1,000.00	1,088.01	9.99
Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	9.64
Class C
Actual	1,000.00	1,087.90	9.99
Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	9.64
Class I
Actual	1,000.00	1,094.45	4.57
Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41

*  Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.93%, 1.93% and 0.88% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the

9

foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the

10

performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 98.5%
Finland 3.5%
Kone Oyj, Class B	1,406,280	$88,999,642
France 7.7%
Groupe Danone	769,228	62,487,484
Pernod-Ricard, SA	316,320	70,190,774
Sanofi-Aventis, SA	790,546	64,304,827
		196,983,085
Ireland 2.4%
C&C Group PLC	4,537,217	61,286,109
Japan 2.2%
Kao Corp.	2,145,000	55,574,010
Netherlands 7.7%
Reed Elsevier, NV	3,261,844	62,424,426
Royal Numico, NV	575,463	30,009,473
Wolters Kluwer, NV—CVA	3,407,225	104,450,610
		196,884,509
Spain 3.5%
Altadis, SA	1,347,009	89,696,926
Sweden 3.7%
Swedish Match AB	4,847,270	93,909,123
Switzerland 4.6%
Nestle, SA (Registered)	158,922	60,628,450
Novartis, AG	1,026,605	57,990,786
		118,619,236
United Kingdom 35.0%
British American Tobacco PLC	6,196,637	211,290,137
Cadbury Schweppes PLC	9,562,343	130,574,603
Diageo PLC	3,013,092	62,744,640
GlaxoSmithKline PLC	2,739,447	71,789,164
Imperial Tobacco Group PLC	2,488,952	115,305,387
Reckitt Benckiser PLC	2,088,801	114,720,196
SMG PLC	13,249,961	13,702,737
Unilever PLC	2,604,836	84,476,983
WPP Group PLC	5,954,588	89,501,230
		894,105,077

See Notes to Financial Statements
12

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States 28.2%
Altria Group, Inc.	1,65 4,564	$116,051,119
Brown-Forman Corp., Class B	823,344	60,169,980
Career Education Corp. (a)	1,829,530	61,783,228
Fortune Brands, Inc.	953,490	78,538,971
Harley-Davidson, Inc.	924,530	55,111,233
Kellogg Co.	1,294,396	67,036,769
Kimberly-Clark Corp.	819,090	54,788,930
New York Times Co., Class A	1,931,674	49,064,520
Pfizer, Inc.	3,750,723	95,905,987
Scotts Miracle-Gro Co., Class A	1,364,025	58,571,233
Weight Watchers International, Inc.	504,164	25,631,698
		722,653,668
Total Investments 98.5% (Cost $1,748,025,550)		2,518,711,385
Foreign Currency 0.2% (Cost $5,214,080)		5,279,586
Other Assets in Excess of Liabilities 1.3%		34,593,600
Net Assets 100.0%		$2,558,584,571

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare income dividends.

CVA—Certification Van Aandelen

Forward foreign currency contracts outstanding as of June 30, 2007:

	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
British Pound, 228,030,000 expiring 07/24/07	US $	$457,907,198	$(1,304,486)

See Notes to Financial Statements
13

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Tobacco	$626,252,692	24.5%
Packaged Foods & Meats	435,213,762	17.0
Pharmaceuticals	289,990,765	11.3
Distillers & Vintners	254,391,502	10.0
Household Products	225,083,136	8.8
Publishing	215,939,555	8.4
Advertising	89,501,230	3.5
Industrial Machinery	88,999,642	3.5
Housewares & Specialties	78,538,971	3.1
Education Services	61,783,228	2.4
Fertilizers & Agricultural Chemicals	58,571,234	2.3
Motorcycle Manufacturers	55,111,233	2.2
Specialized Consumer Services	25,631,698	1.0
Broadcasting & Cable TV	13,702,737	0.5
	$2,518,711,385	98.5%

14

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $1,748,025,550)	$2,518,711,385
Foreign Currency (Cost $5,214,080)	5,279,586
Receivables:
Investments Sold	60,406,303
Dividends	4,168,727
Fund Shares Sold	1,253,008
Other	97,313
Total Assets	2,589,916,322
Liabilities:
Payables:
Investments Purchased	22,488,336
Fund Shares Repurchased	3,111,041
Distributor and Affiliates	1,740,108
Investment Advisory Fee	1,534,863
Custodian Bank	486,029
Forward Foreign Currency Contracts	1,304,486
Directors' Deferred Compensation and Retirement Plans	187,700
Accrued Expneses	479,188
Total Liabilities	31,331,751
Net Assets	$2,558,584,571
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$1,619,875,847
Net Unrealized Appreciation	769,555,855
Accumulated Net Realized Gain	160,476,701
Accumulated Undistributed Net Investment Income	8,676,168
Net Assets	$2,558,584,571
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,646,630,210 and 56,874,477 shares of beneficial interest issued and outstanding)	$28.95
Maximum sales charge (5.75%* of offering price)	1.77
Maximum offering price to public	$30.72
Class B Shares: Net asset value and offering price per share (Based on net assets of $529,886,194 and 18,974,298 shares of beneficial interest issued and outstanding)	$27.93
Class C Shares: Net asset value and offering price per share (Based on net assets of $382,049,525 and 13,542,559 shares of beneficial interest issued and outstanding)	$28.21
Class I Shares: Net asset value and offering price per share (Based on net assets of $18,642 and 644 shares of beneficial interest issued and outstanding)	$28.95

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
15

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $2,557,691)	$69,929,992
Interest	2,618,203
Total Income	72,548,195
Expenses:
Investment Advisory Fee	17,669,723
Distribution (12b-1) and Service Fees
Class A	3,841,551
Class B	5,153,039
Class C	3,602,621
Transfer Agent Fees	3,450,215
Accounting and Administrative Expenses	369,028
Reports to Shareholders	355,979
Custody	328,759
Professional Fees	167,091
Directors' Fees and Related Expenses	71,892
Registration Fees	50,222
Other	81,699
Total Expenses	35,141,819
Less Credits Earned on Cash Balances	18,263
Net Expenses	35,123,556
Net Investment Income	$37,424,639
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$190,151,940
Foreign Currency Transactions	99,432
Forward Foreign Currency Contracts	(41,615,602)
Net Realized Gain	148,635,770
Unrealized Appreciation/Depreciation:
Beginning of the Period	470,490,741
End of the Period:
Investments	770,685,835
Foreign Currency Translation	174,506
Forward Foreign Currency Contracts	(1,304,486)
769,555,855
Net Unrealized Appreciation During the Period	299,065,114
Net Realized and Unrealized Gain	$447,700,884
Net Increase in Net Assets From Operations	$485,125,523

See Notes to Financial Statements
16

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Income	$37,424,639	$22,911,894
Net Realized Gain	148,635,770	235,632,741
Net Unrealized Appreciation During the Period	299,065,114	63,886,720
Change in Net Assets from Operations	485,125,523	322,431,355
Distributions from Net Investment Income:
Class A Shares	(1,877,508)	(21,356,570)
Class B Shares	-0-	(4,462,031)
Class C Shares	-0-	(3,088,638)
Class I Shares	(840)	-0-
	(1,878,348)	(28,907,239)
Distributions from Net Realized Gain:
Class A Shares	(109,745,287)	(63,478,140)
Class B Shares	(38,181,616)	(23,124,350)
Class C Shares	(26,558,056)	(16,006,735)
Class I Shares	(1,131)	-0-
	(174,486,090)	(102,609,225)
Total Distributions	(176,364,438)	(131,516,464)
Net Change in Net Assets from Investment Activities	308,761,085	190,914,891
From Capital Transactions:
Proceeds from Shares Sold	203,093,408	204,493,993
Net Asset Value of Shares Issued Through Dividend Reinvestment	161,151,585	119,876,651
Cost of Shares Repurchased	(336,377,665)	(354,136,031)
Net Change in Net Assets from Capital Transactions	27,867,328	(29,765,387)
Total Increase in Net Assets	336,628,413	161,149,504
Net Assets:
Beginning of the Period	2,221,956,158	2,060,806,654
End of the Period (Including accumulated undistributed net investment income of $8,676,168 and $14,649,169, respectively)	$2,558,584,571	$2,221,956,158

See Notes to Financial Statements
17

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended June 30,
Class A Shares	2007	2006	2005		2004		2003
Net Asset Value, Beginning of the Period	$25.43	$23.31	$21.04		$16.96		$17.23
Net Investment Income (a)	0.50	0.33	0.38		0.27		0.22
Net Realized and Unrealized Gain/Loss	5.08	3.35	2.13		3.87		(0.49)
Total from Investment Operations	5.58	3.68	2.51		4.14		(0.27)
Less:
Distributions from Net Investment Income	0.03	0.39	-	0-	0.06		-	0-
Distributions from Net Realized Gain	2.03	1.17	0.24		-	0-	-	0-(c)
Total Distributions	2.06	1.56	0.24		0.06		-	0-(c)
Net Asset Value, End of the Period	$28.95	$25.43	$23.31		$21.04		$16.96
Total Return (b)	22.80%	16.34%	12.02%		24.38%		–1.49%
Net Assets at End of the Period (In millions)	$1,646.6	$1,399.1	$1,272.4		$913.6		$365.0
Ratio of Expenses to Average Net Assets	1.18%	1.22%	1.28%		1.51%		1.62%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.34%	1.70%		1.41%		1.40%
Portfolio Turnover	19%	20%	14%		10%		24%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

See Notes to Financial Statements
18

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended June 30,
Class B Shares	2007		2006	2005		2004		2003
Net Asset Value, Beginning of the Period	$24.74		$22.73	$20.68		$16.74		$17.14
Net Investment Income (a)	0.28		0.14	0.20		0.11		0.11
Net Realized and Unrealized Gain/Loss	4.94		3.27	2.09		3.83		(0.51)
Total from Investment Operations	5.22		3.41	2.29		3.94		(0.40)
Less:
Distributions from Net Investment Income	-	0-	0.23	-	0-	-	0-	-	0-
Distributions from Net Realized Gain	2.03		1.17	0.24		-	0-	-	0-(c)
Total Distributions	2.03		1.40	0.24		-	0-	-	0-(c)
Net Asset Value, End of the Period	$27.93		$24.74	$22.73		$20.68		$16.74
Total Return (b)	21.91%		15.45%	11.16%		23.46%		–2.25%
Net Assets at End of the Period (In millions)	$529.9		$485.2	$465.1		$378.2		$207.6
Ratio of Expenses to Average Net Assets	1.93%		1.98%	2.03%		2.26%		2.38%
Ratio of Net Investment Income to Average Net Assets	1.06%		0.57%	0.93%		0.59%		0.70%
Portfolio Turnover	19%		20%	14%		10%		24%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

See Notes to Financial Statements
19

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended June 30,
Class C Shares	2007		2006		2005		2004		2003
Net Asset Value, Beginning of the Period	$24.97		$22.92		$20.85		$16.88		$17.28
Net Investment Income (a)	0.29		0.14		0.20		0.12		0.11
Net Realized and Unrealized Gain/Loss	4.98		3.31		2.11		3.85		(0.51)
Total from Investment Operations	5.27		3.45		2.31		3.97		(0.40)
Less:
Distributions from Net Investment Income	-	0-	0.23		-	0-	-	0-	-	0-
Distributions from Net Realized Gain	2.03		1.17		0.24		-	0-	-	0-(c)
Total Distributions	2.03		1.40		0.24		-	0-	-	0-(c)
Net Asset Value, End of the Period	$28.21		$24.97		$22.92		$20.85		$16.88
Total Return (b)	21.91	%(d)	15.49%(d)		11.17%		23.45%		–2.24%
Net Assets at End of the Period (In millions)	$382.0		$337.7		$323.4		$254.6		$124.4
Ratio of Expenses to Average Net Assets	1.93	%(d)	1.94	%(d)	2.03%		2.26%		2.38%
Ratio of Net Investment Income to Average Net Assets	1.07	%(d)	0.60	%(d)	0.93%		0.62%		0.73%
Portfolio Turnover	19%		20%		14%		10%		24%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 6).

See Notes to Financial Statements
20

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class I Shares	October 13, 2006 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$26.89
Net Investment Income (a)	0.39
Net Realized and Unrealized Gain	3.80
Total from Investment Operations	4.19
Less:
Distributions from Net Investment Income	0.10
Distributions from Net Realized Gain	2.03
Total Distributions	2.13
Net Asset Value, End of the Period	$28.95
Total Return (b)	16.45%*
Net Assets at End of the Period (In thousands)	$18.6
Ratio of Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	2.03%
Portfolio Turnover	19%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

Van Kampen Global Franchise Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,748,800,819
Gross tax unrealized appreciation	$816,822,492
Gross tax unrealized depreciation	(46,911,926)
Net tax unrealized appreciation on investments	$769,910,566

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$5,831,651	$55,318,024
Long-term capital gain	173,090,478	76,198,440
	$178,922,129	$131,516,464

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

Permanent differences, primarily due to net realized gains/losses on foreign currency transactions, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$(41,519,292)	$41,519,292	$-0-

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$42,402,272
Undistributed long-term capital gain	146,478,550

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions. Net realized foreign currency gains or losses may differ for financial reporting and tax purposes primarily as a result of post October foreign currency losses of $20,093,488 which are not recognized for tax purposes until the first day of the following fiscal year.

F.  Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $18,263 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

24

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2007, the Fund recognized expenses of approximately $66,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $183,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $2,990,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $86,174 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $258,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $592,300. Sales charges do not represent expenses of the Fund.

25

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

At June 30, 2007, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 370 shares of Class I.

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	5,785,565	$158,387,323	6,393,493	$155,968,220
Class B	727,307	19,226,196	951,743	22,581,745
Class C	957,072	25,457,655	1,084,602	25,944,028
Class I	928	22,234	-0-	-0-
Total Sales	7,470,872	$203,093,408	8,429,838	$204,493,993
Dividend Reinvestment:
Class A	3,981,874	$104,842,318	3,365,180	$79,283,517
Class B	1,377,904	35,136,593	1,101,282	25,340,461
Class C	821,875	21,171,489	656,878	15,252,673
Class I	45	1,185	-0-	-0-
Total Dividend Reinvestment	6,181,698	$161,151,585	5,123,340	$119,876,651
Repurchases:
Class A	(7,908,774)	$(216,639,321)	(9,330,021)	$(228,685,517)
Class B	(2,742,303)	(72,785,167)	(2,904,481)	(69,343,935)
Class C	(1,757,095)	(46,943,877)	(2,329,628)	(56,106,579)
Class I	(329)	(9,300)	-0-	-0-
Total Repurchases	(12,408,501)	$(336,377,665)	(14,564,130)	$(354,136,031)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $12,200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,269,756 and $628,750,923, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares

26

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,535,700 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

27

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2007 continued

10.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24, 2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

28

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund:

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

29

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
1 Parkview Plaza–Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2007. For corporate shareholders 71% of the distributions qualify for the dividends received deduction. The Fund designated and paid $173,090,478 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $2,557,691 and has derived gross income from sources within foreign countries amounting to $43,746,818. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,831,651 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

31

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1998	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

32

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

33

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

34

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen Global Franchise Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

36

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

37

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

475, 575, 675, 676
GLF ANR 8/07
IU07-02714P-Y06/07

ANNUAL REPORT

June 30, 2007

MUTUAL FUNDS

Van Kampen

Global Value Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain a prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them.Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED OFFER NO BANK GUARANTEE MAY LOSE VALUE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY NOT A DEPOSIT

Performance Summary as of 6/30/07

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index® with Net Dividends from 10/31/97 (the first month-end after inception) through 6/30/07. Class A shares, adjusted for sales charges.

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97		I Shares since 12/13/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	7.22%	6.56%	6.58%	6.58%	6.47%	6.47%	11.58%
5-year	10.73	9.44	9.92	9.71	9.98	9.98	—
1-year	27.18	19.85	26.24	21.24	26.32	25.32	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on

1

purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index (with net dividends) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report

For the 12-month period ended June 30, 2007

Market Conditions

Global markets rose strongly for most of the 12-month reporting period, but were unable to sustain their pace in June, with most markets ending the second quarter of 2006 either declining or moving sideways. While the condition of the U.S. economy remained a concern, the economies of Europe and Asia provided more positive news during the period under review.

In the U.S., economic data was mixed during the 12-month period. Falling home values, volatile stock markets and rising gasoline prices contributed to declining consumer confidence. The slumping housing market was evident in the rising rates of late mortgage payments and home repossessions, a 15-year high in unsold home inventories and falling new home sales. The worsening situation in the subprime mortgage market led to speculation that defaults might spread to more "secure" segments of the mortgage market giving rise to a broader credit crunch. The U.S. service sector also saw a sharp fall in activity during the spring, growing at its slowest rate since April 2003. Durable goods orders came in weaker than expected raising uncertainty over the future pace of business investment. However, toward the end of the period, other economic releases were more encouraging. Last month service industries grew at the fastest pace in more than a year, suggesting the housing recession is not dragging down the broader economy. A bounce-back in consumer spending also raised hopes that growth would pick up pace.

The U.S. Federal Open Market Committee (the "Fed") left its target federal funds rate unchanged at 5.25 percent throughout the 12-month period. Although Fed Chairman Ben S. Bernanke acknowledged that the risks to economic growth have increased, he did not view those dangers as significant enough to prompt immediate change in policy. Inflation remains high, underscoring the increasing dilemma for policymakers. Given the sensitivity to changes in borrowing costs, we believe any further rate increases would likely cause the housing slump to worsen.

In Europe, we saw ongoing flow of strong data for much of the Euro economy. Labor markets continued to improve and the German economy showed very little drag from the increase in sales tax implemented in January. European manufacturing and service industries, which make up two-thirds of the economy, grew at a rapid pace. Business activity remained robust and unemployment prospects continued to improve. The European Central Bank increased Euroland interest rates by another 25 basis points in early June. The move came amidst the strongest expansion in over a decade and as higher oil prices and robust spending continued to stoke inflation. Expectations for further rises have increased. In the U.K., the Bank of England recently lifted base rates to 5.75 percent, the fifth increase in the past year.

3

In Asia, as the period progressed, economic data suggested a more solid picture of the Japanese economic recovery. While lending growth continued to slow, other data was mainly positive. Machinery orders rose, a signal that companies are optimistic both domestic and overseas demand will accelerate. Retail sales also rose for the first time in eight months. The recent strong data has re-enforced widespread expectations that the Bank of Japan will raise rates again in August. The People's Bank of China raised one year lending rates for the third time in 11 months in an attempt to curb soaring investment.

In spite of the marked slowdown in U.S. growth and ongoing concerns about the waning housing market, the consensus view is that broader global economic growth will surprise on the upside. Supporting this position, the International Monetary Fund announced this month that it would raise its forecasts for world economic growth for 2007, marking the fifth consecutive year of growth in excess of 4 percent.

Performance Analysis

All share classes of Van Kampen Global Value Equity Fund outperformed the MSCI World Index with net dividends for the 12 months ended June 30, 2007, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2007

Class A	Class B	Class C	Class I	MSCI World Index with net dividends
27.18%	26.24%	26.32%	n/a	23.59%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's outperformance relative to the MSCI World Index with net dividends was driven by strong stock selection in the consumer staples sector. The majority of the Fund's holdings within this sector are held within the food, beverages and tobacco group and this—coupled with good performance in food and staples retailing—spurred positive performance for the Fund. Stock selection was also strong within the information technology sector. Our strategy to increase the weight in this sector through selective additions within the software and services group as well as the hardware and equipment group helped performance. Stock selection and the Fund's underweight positions in both the financials and energy sectors were also strong positives for the Fund.

4

Conversely, the Fund's overweight position within the health care sector detracted from performance relative to the MSCI World Index with net dividends over the review period. The majority of the Fund's holdings within this sector are focused in the highly cash generative pharmaceuticals group. While the Fund gained performance from favorable stock selection within pharmaceuticals, the positive influence was not strong enough to offset the negative impact of the Fund's overweight position. Also within the health care sector, stock selection in health care equipment and services detracted from performance. In addition, underweight positions in the materials and utilities sectors also hampered relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Top 10 Holdings as of 6/30/07
BNP Paribas, SA	2.8%
Altria Group, Inc.	2.6
Cadbury Schweppes PLC	2.4
Royal Dutch Shell PLC — ADR	2.2
IBM Corp.	2.2
Imperial Tobacco Group PLC	2.1
Tyco International, Ltd.	2.1
GlaxoSmithKline PLC	2.1
Wyeth	2.0
Royal Bank of Scotland Group PLC	1.9
Summary of Investments by Country Classification as of 6/30/07
United States	35.9%
United Kingdom	21.1
Japan	9.1
France	7.1
Bermuda	3.2
Spain	3.1
Germany	3.0
Netherlands	2.9
Switzerland	2.4
Ireland	2.1
Australia	1.9
Cayman Islands	1.7
Norway	1.4
Italy	1.1
Singapore	0.9
Republic of Korea (South Korea)	0.8
Republic of China (Taiwan)	0.6
Total Common Stocks	98.3
Investment Companies	1.1
Total Long-Term Investments	99.4
Repurchase Agreements	0.2
Total Investments	99.6
Foreign Currency	0.5
Liabilities in Excess of Other Assets	–0.1
Net Assets	100.0%

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/07 - 6/30/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/07	6/30/07	1/1/07-6/30/07
Class A
Actual	$1,000.00	$1,100.64	$6.35
Hypothetical (5% annual return before expenses)	1,000.00	1,018.74	6.11
Class B
Actual	1,000.00	1,096.77	10.35
Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94
Class C
Actual	1,000.00	1,097.13	10.24
Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	9.84
Class I
Actual	1,000.00	1,102.22	5.06
Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.99%, 1.97%, and 0.97%, for Class A, B, C, and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Class C Shares expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the

10

foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the

11

performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2007

Description	Number of Shares	Value
Common Stocks 98.3%
Australia 1.9%
Boral, Ltd.	331,718	$2,466,393
Foster's Group, Ltd.	445,548	2,409,954
Goodman Fielder, Ltd.	1,856,275	3,824,214
		8,700,561
Bermuda 3.2%
Ingersoll-Rand Co. Ltd., Class A	94,247	5,166,621
Tyco International, Ltd.	278,914	9,424,504
		14,591,125
Cayman Islands 1.7%
XL Capital, Ltd., Class A	92,470	7,794,296
France 7.1%
BNP Paribas, SA	105,444	12,610,129
Lafarge, SA	40,918	7,498,511
Sanofi-Aventis	58,454	4,754,783
Total, SA	91,036	7,424,791
		32,288,214
Germany 3.0%
BASF, AG	24,718	3,253,121
BMW, AG	77,060	5,007,289
DaimlerChrysler, AG	60,191	5,587,716
		13,848,126
Ireland 2.1%
Bank of Ireland	194,845	3,939,869
Kerry Group PLC, Ser A	199,632	5,592,970
		9,532,839
Italy 1.1%
ENI S.p.A.	132,270	4,815,658
Japan 9.1%
Astellas Pharma, Inc.	93,100	4,052,922
Canon, Inc.	111,400	6,541,499
Kao Corp.	214,000	5,544,447
Keihin Corp.	290,500	5,603,553
Mitsui Sumitomo Insurance Co., Ltd.	177,000	2,274,225
Nissan Motor Co., Ltd.	449,900	4,826,947
SANKYO Co., Ltd.	97,600	4,114,063
Sumitomo Electric Industries, Ltd.	315,800	4,709,107
Takeda Pharmaceutical Co., Ltd.	61,600	3,982,424
		41,649,187

See Notes to Financial Statements
13

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
Netherlands 2.9%
Koninklijke Royal Philips Electronics, NV	51,646	$2,206,051
Unilever, NV—CVA	227,038	7,085,978
Wolters Kluwer, NV—CVA	123,294	3,779,655
		13,071,684
Norway 1.4%
Statoil, ASA	198,060	6,163,188
Republic of China (Taiwan) 0.6%
Chunghwa Telecom Co., Ltd.—ADR	136,998	2,583,782
Republic of Korea (South Korea) 0.8%
SK Telecome Co., Ltd.—ADR	129,647	3,545,845
Singapore 0.9%
ComfortDelGro Corp., Ltd.	2,899,000	4,128,578
Spain 3.1%
Banco Bilbao Vizcaya Argentaria, SA	280,812	6,917,179
Telefonica, SA	324,744	7,269,735
		14,186,914
Switzerland 2.4%
Novartis, AG	30,858	1,743,104
Syngenta, AG (Registered)	21,983	4,304,817
UBS, AG (Registered)	84,018	5,062,403
		11,110,324
United Kingdom 21.1%
Barclays PLC	434,569	6,073,702
Cadbury Schweppes PLC	795,938	10,868,601
Diageo PLC	212,855	4,432,493
GlaxoSmithKline PLC	359,315	9,416,106
Imperial Tobacco Group PLC	208,239	9,647,064
Old Mutual PLC	1,526,423	5,177,141
Reed Elsevier PLC	432,153	5,610,370
Rolls-Royce Group PLC (a)	729,357	7,886,991
Royal Bank of Scotland Group PLC	670,884	8,527,793
Royal Dutch Shell PLC—ADR	122,794	9,970,873
Vodafone Group PLC	1,454,530	4,901,174
William Morrison Supermarkets PLC	1,064,506	6,466,346
WPP Group PLC	458,636	6,893,590
		95,872,244

See Notes to Financial Statements
14

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Number of Shares	Value
United States 35.9%
Alcoa, Inc.	91,905	$3,724,910
Altria Group, Inc.	168,572	11,823,640
American Electric Power Co., Inc.	51,714	2,329,199
American International Group, Inc.	65,040	4,554,751
AT&T, Inc.	68,954	2,861,591
BJ's Wholesale Club, Inc. (a)	103,700	3,736,311
Chevron Corp.	98,456	8,293,933
Citigroup, Inc.	156,529	8,028,372
Dominion Resources, Inc.	51,346	4,431,673
EMC Corp. (a)	429,660	7,776,846
First Data Corp.	163,515	5,342,035
Freddie Mac	138,419	8,402,033
Hewlett-Packard Co.	104,132	4,646,370
Illinois Tool Works, Inc.	81,856	4,435,777
IBM Corp.	93,674	9,859,188
Marsh & McLennan Cos., Inc.	209,562	6,471,275
McAfee, Inc. (a)	119,440	4,204,288
Mellon Financial Corp.	141,982	6,247,208
Merrill Lynch & Co., Inc.	68,717	5,743,367
Peabody Energy Corp.	103,846	5,024,069
Pentair, Inc.	106,656	4,113,722
Pfizer, Inc.	233,452	5,969,368
Schering-Plough Corp.	210,400	6,404,576
Travelers Cos., Inc.	81,474	4,358,859
UnitedHealth Group, Inc.	138,725	7,094,397
Verizon Communications, Inc.	100,558	4,139,973
Viacom, Inc., Class B (a)	46,037	1,916,520
Weyerhaeuser Co.	30,225	2,385,659
Wyeth	160,390	9,196,763
		163,516,673
Total Common Stocks 98.3%		447,399,238
Investment Companies 1.1%
iShares MSCI World	146,440	4,986,282
Total Long-Term Investments 99.4% (Cost $329,244,722)		452,385,520
Repurchase Agreements 0.2%
Citigroup Global Markets, Inc. ($339,747 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.33%, dated 06/29/07, to be sold on 07/02/07 at $339,898)		339,747

See Notes to Financial Statements
15

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2007 continued

Description	Value
Repurchase Agreements (Continued)

State Street Bank & Trust Co. ($735,253 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.85%, dated 06/29/07, to be sold on 07/02/07 at $735,550)	$735,253
Total Repurchase Agreements 0.2% (Cost $1,075,000)	1,075,000
Total Investments 99.6% (Cost $330,319,722)	453,460,520
Foreign Currency 0.5% (Cost $2,377,828)	2,403,010
Liabilities in Excess of Other Assets (0.1%)	(587,065)
Net Assets 100.0%	$455,276,465

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare income dividends.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

Forward Foreign Currency Contracts Outstanding as of June 30, 2007:

	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
Pound Sterling 10,465,000 expiring 09/14/07	US $	$20,991,375	$(352,668)

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Pharmaceuticals	$45,520,046	10.0%
Diversified Banks	38,068,672	8.4
Integrated Oil & Gas	36,668,443	8.1
Packaged Foods & Meats	27,371,763	6.0
Tobacco	21,470,704	4.7
Integrated Telecommunication Services	16,855,081	3.7

See Notes to Financial Statements
16

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2007 continued

Summary of Long-Term Investments by Industry Classification (continued)
Industry	Value	Percent of Net Assets
Automobile Manufacturers	$15,421,953	3.4%
Computer Hardware	14,505,558	3.2
Property & Casualty Insurance	14,427,381	3.2
Industrial Machinery	13,716,119	3.0
Construction Materials	9,964,903	2.2
Industrial Conglomerates	9,424,504	2.1
Publishing	9,390,025	2.1
Wireless Telecommunication Services	8,447,019	1.9
Thrifts & Mortgage Finance	8,402,033	1.8
Other Diversified Financial Services	8,028,372	1.8
Aerospace & Defense	7,886,991	1.7
Computer Storage & Peripherals	7,776,846	1.7
Managed Health Care	7,094,397	1.6
Advertising	6,893,590	1.5
Office Electronics	6,541,498	1.4
Insurance Brokers	6,471,275	1.4
Food Retail	6,466,347	1.4
Asset Management & Custody Banks	6,247,208	1.4
Investment Banking & Brokerage	5,743,367	1.3
Auto Parts & Equipment	5,603,553	1.2
Household Products	5,544,447	1.2
Data Processing & Outsourced Services	5,342,035	1.2
Life & Health Insurance	5,177,142	1.1
Diversified Capital Markets	5,062,403	1.1
Coal & Consumable Fuels	5,024,069	1.1
Investment Companies	4,986,282	1.1
Electrical Components & Equipment	4,709,107	1.0
Multi-Line Insurance	4,554,751	1.0
Distillers & Vintners	4,432,493	1.0
Multi-Utilities	4,431,673	1.0
Fertilizers & Agricultural Chemicals	4,304,817	1.0
Systems Software	4,204,288	0.9
Trucking	4,128,577	0.9
Leisure Products	4,114,063	0.9
Hypermarkets & Super Centers	3,736,311	0.8
Aluminum	3,724,910	0.8
Diversified Chemicals	3,253,121	0.7
Brewers	2,409,954	0.5
Forest Products	2,385,659	0.5
Electric Utilities	2,329,199	0.5
Consumer Electronics	2,206,051	0.5
Movies & Entertainment	1,916,520	0.4
	$452,385,520	99.4%

See Notes to Financial Statements
17

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2007

Assets:
Total Investments (Cost $330,319,722)	$453,460,520
Foreign Currency (Cost $2,377,828)	2,403,010
Cash	484
Receivables:
Dividends	749,366
Fund Shares Sold	452,718
Investments Sold	89,532
Interest	299
Other	100,876
Total Assets	457,256,805
Liabilities:
Payables:
Fund Shares Repurchased	727,661
Forward Foreign Currency Contracts	352,668
Distributor and Affiliates	328,787
Investment Advisory Fee	250,686
Accrued Expenses	148,185
Directors' Deferred Compensation and Retirement Plans	172,353
Total Liabilities	1,980,340
Net Assets	$455,276,465
Net Assets Consist of:
Capital (Par value of $0.001 per share with an 1,500,000,000 shares authorized)	$305,534,374
Net Unrealized Appreciation	122,830,375
Accumulated Net Realized Gain	21,506,671
Accumulated Undistributed Net Investment Income	5,405,045
Net Assets	$455,276,465
Maximum Offering Price Per Share:
Class A Shares:
Net Asset value and redemption price per share (Based on net assets of $365,265,163 and 23,689,824 shares of beneficial interest issued and outstanding)	$15.42
Maximum sales charge (5.75%* of offering price)	0.94
Maximum offering price to public	$16.36
Class B Shares: Net asset value and offering price per share (Based on net assets of $53,898,997 and 3,601,742 shares of beneficial interest issued and outstanding)	$14.96
Class C Shares: Net asset value and offering price per share (Based on net assets of $33,647,783 and 2,256,549 shares of beneficial interest issued and outstanding)	$14.91
Class I Shares: Net asset value and offering price per share (Based on net assets of $2,464,522 and 159,863 shares of beneficial interest issued and outstanding)	$15.42

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
18

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $584,033)	$11,560,003
Interest	398,649
Total Income	11,958,652
Expenses:
Investment Advisory Fee	2,831,457
Distribution (12b-1) and Service Fee
Class A	831,272
Class B	575,350
Class C	306,591
Transfer Agent Fees	965,109
Accounting and Administrative Expenses	100,968
Custody	83,964
Professional Fees	82,246
Reports to Shareholders	65,155
Registration Fees	54,437
Directors' Fees and Related Expenses	39,553
Other	28,494
Total Expenses	5,964,596
Less Credits Earned on Cash Balances	7,875
Net Expenses	5,956,721
Net Investment Income	$6,001,931
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$29,218,693
Foreign Currency Transactions	191,032
Forward Foreign Currency Contracts	(102,521)
Net Realized Gain	29,307,204
Unrealized Appreciation/Depreciation:
Beginning of the Period	57,156,297
End of the Period:
Investments	123,140,798
Foreign Currency Translation	42,245
Forward Foreign Currency Contracts	(352,668)
122,830,375
Net Unrealized Appreciation During the Period	65,674,078
Net Realized and Unrealized Gain	$94,981,282
Net Increase in Net Assets From Operations	$100,983,213

See Notes to Financial Statements
19

Van Kampen Global Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2007	For The Year Ended June 30, 2006
From Investment Activities:
Operations:
Net Investment Income	$6,001,931	$4,029,947
Net Realized Gain	29,307,204	29,756,029
Net Unrealized Appreciation During the Period	65,674,078	7,657,240
Change in Net Assets from Operations	100,983,213	41,443,216
Distributions from Investment Income:
Class A Shares	(4,417,466)	(1,799,591)
Class B Shares	-0-	-0-
Class C Shares	(198,407)	-0-
Class I Shares	(33,053)	-0-
	(4,648,926)	(1,799,591)
Distributions from Net Realized Gain:
Class A Shares	(12,057,255)	-0-
Class B Shares	(2,254,799)	-0-
Class C Shares	(1,181,441)	-0-
Class I Shares	(79,410)	-0-
	(15,572,905)	-0-
Total Distributions	(20,221,831)	(1,799,591)
Net Change in Net Assets from Investment Activities	80,761,382	39,643,625
From Capital Transactions:
Proceeds from Shares Sold	73,810,244	199,144,145
Net Asset Value of Shares Issued Through Dividend Reinvestment	19,498,851	1,735,032
Cost of Shares Repurchased	(98,675,395)	(215,602,442)
Net Change in Net Assets from Capital Transactions	(5,366,300)	(14,723,265)
Total Increase in Net Assets	75,395,082	24,920,360
Net Assets:
Beginning of the Period	379,881,383	354,961,023
End of the Period (Including accumulated undistributed net investment income of $5,405,045 and $3,967,020, respectively)	$455,276,465	$379,881,383

See Notes to Financial Statements
20

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$12.75	$11.47	$10.70	$8.60	$9.90
Net Investment Income (a)	0.22	0.18	0.14	0.06	0.07
Net Realized and Unrealized Gain/Loss	3.17	1.18	0.63	2.14	(1.37)
Total from Investment Operations	3.39	1.36	0.77	2.20	(1.30)
Less:
Distributions from Net Investment Income	0.19	0.08	–0–	0.10	–0–
Distributions from Capital Gains	0.53	–0–	–0–	–0–	–0–
Total Distributions	0.72	0.08	–0–	0.10	–0–
Net Asset Value, End of the Period	$15.42	$12.75	$11.47	$10.70	$8.60
Total Return* (b)	27.18%	11.89%	7.20%	25.64%	–13.13%
Net Assets at End of the Period (In millions)	$365.3	$298.5	$133.2	$67.1	$52.6
Ratio of Expenses to Average Net Assets*	1.25%	1.34%	1.46%	1.64%	1.67%
Ratio of Net Investment Income to Average Net Assets*	1.58%	1.46%	1.23%	0.66%	0.88%
Portfolio Turnover	26%	29%	28%	43%	24%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	1.48%	1.67%	1.71%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	1.21%	0.63%	0.84%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of the Period	$12.31	$11.08	$10.41	$8.37	$9.71
Net Investment Income/Loss (a)	0.11	0.04	0.03	(0.02)	0.01
Net Realized and Unrealized Gain/Loss	3.07	1.19	0.64	2.08	(1.35)
Total from Investment Operations	3.18	1.23	0.67	2.06	(1.34)
Less:
Distributions from Net Investment Income	–0–	–0–	–0–	0.02	–0–
Distributions from Capital Gains	0.53	–0–	–0–	–0–	–0–
Total Distributions	0.53	–0–	–0–	0.02	–0–
Net Asset Value, End of the Period	$14.96	$12.31	$11.08	$10.41	$8.37
Total Return* (b)	26.24%	11.10%	6.44%	24.69%	–13.80%
Net Assets at End of the Period (In millions)	$53.9	$52.5	$193.2	$221.5	$205.6
Ratio of Expenses to Average Net Assets*	2.02%	2.09%	2.23%	2.40%	2.42%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.80%	0.33%	0.26%	(0.16%)	0.10%
Portfolio Turnover	26%	29%	28%	43%	24%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	2.25%	2.43%	2.46%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	0.24%	(0.19%)	0.06%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
22

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2007		2006	2005	2004		2003
Net Asset Value, Beginning of the Period	$12.34		$11.12	$10.45	$8.40		$9.71
Net Investment Income/Loss (a)	0.12		0.07	0.03	(0.01)		0.04
Net Realized and Unrealized Gain/Loss	3.07		1.15	0.64	2.08		(1.35)
Total from Investment Operations	3.19		1.22	0.67	2.07		(1.31)
Less:
Distributions from Net Investment Income	0.09		–0–	–0–	0.02		–0–
Distributions from Capital Gains	0.53		–0–	–0–	–0–		–0–
Total Distributions	0.62		-0-	–0–	0.02		–0–
Net Asset Value, End of the Period	$14.91		$12.34	$11.12	$10.45		$8.40
Total Return* (b)	26.32	%(d)	10.97%	6.41%	24.72	%(d)	–13.49	%(c)(d)
Net Assets at End of the Period (In millions)	$33.6		$28.9	$28.6	$26.5		$23.0
Ratio of Expenses to Average Net Assets*	1.99	%(d)	2.09%	2.23%	2.39	%(d)	2.39	%(d)
Ratio of Net Investment Income/Loss to Average Net Assets*	0.85	%(d)	0.58%	0.31%	(0.13	%)(d)	0.44	%(c)(d)
Portfolio Turnover	26%		29%	28%	43%		24%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A	2.25%	2.42	%(d)	2.43	%(d)
Ratio of Net Investment Income/Loss to Average Net Assets	N/A		N/A	0.29%	(0.16	%)(d)	0.40	%(c)(d)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
23

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class I Shares	December 13, 2006 (Commencement of Operations) to June 30, 2007
Net Asset Value, Beginning of the Period	$14.56
Net Investment Income (a)	0.15
Net Realized and Unrealized Gain	1.46
Total from Investment Operations	1.61
Less:
Distributions from Net Investment Income	0.22
Distributions from Capital Gains	0.53
Total Distributions	0.75
Net Asset Value, End of the Period	$15.42
Total Return (b)	11.58%*
Net Assets at End of the Period (In millions)	$2.5
Ratio of Expenses to Average Net Assets	1.00%
Ratio of Net Investment Income to Average Net Assets	1.85%
Portfolio Turnover	26%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Financial Statements
24

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007

1.  Significant Accounting Policies

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified series of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuer throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a U.S. exchange are valued at their last quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using the procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

25

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2007, the Fund did not have any accumulated capital loss carryforward for tax purposes

At June 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$332,230,615
Gross tax unrealized appreciation	$124,303,742
Gross tax unrealized depreciation	(3,073,837)
Net tax unrealized appreciation on investments	$121,229,905

E.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$5,372,019	$2,055,985
Long-term capital gain	15,433,846	–0–
	$20,805,865	$2,055,985

26

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

Permanent differences, primarily due to currency gain/losses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

Accumlated Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital
$85,020	$(85,020)	$-0-

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,603,889
Undistributed long-term capital gains	19,271,958

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Transalation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally changes in currency exchange rates will affect the value of and investment income from such securities.

G.  Expense Reductions During the year ended June 30, 2007, the Fund's custody fee was reduced by $7,875 as a result of credits earned on cash balances.

27

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

The Adviser has entered ino a subadvisory agreement with Morgan Stanley Investment Management Limited ("the Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2007, the Fund recognized expenses of approximately $7,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $63,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the legal services agreement are reported as part of "Professional Fees" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $874,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $82,198 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon

28

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $132,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $61,100. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2007 and 2006, transactions were as follows:

	For The Year Ended June 30, 2007		For The Year Ended June 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	3,509,719	$49,317,542	15,797,785	$189,001,687
Class B	1,535,855	19,401,406	599,983	7,089,872
Class C	190,960	2,614,279	255,533	3,052,586
Class I	170,403	2,477,017	-0-	-0-
Total Sales	5,406,937	$73,810,244	16,653,301	$199,144,145
Dividend Reinvestment:
Class A	1,151,376	$16,050,009	141,521	$1,735,032
Class B	159,308	2,163,333	-0-	-0-
Class C	95,012	1,285,509	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Total Dividend Reinvestment	1,405,696	$19,498,851	141,521	$1,735,032
Repurchases:
Class A	(4,388,889)	$(61,635,410)	(4,131,616)	$(51,321,923)
Class B	(2,359,073)	(31,876,547)	(13,764,673)	(158,447,272)
Class C	(367,787)	(5,014,032)	(490,720)	(5,833,247)
Class I	(10,540)	(149,406)	-0-	-0-
Total Repurchases	(7,126,289)	$(98,675,395)	(18,387,009)	$(215,602,442)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2007, the Fund received redemption fees of approximately $3,900 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $107,375,633 and $120,764,566, respectively.

29

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,918,100 and $1,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

30

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2007 continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10.  Legal Matters

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. On May 24, 2007, the district court stayed the action pending the resolution of appeals of decisions regarding motions to remand in similar cases. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

31

Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global
Value Equity Fund:

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2007, the related statement of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2007

32

Van Kampen Global Value Equity Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment Management Limited

25 Cabot Square
Canary Wharf, London
United Kingdom E144QA

Distributor

Van Kampen Funds Inc.
One Parkview Plaza — Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2007. For corporate shareholders 62% of the distributions qualify for the dividends received deduction. The Fund designated and paid $15,433,846 as a long term capital gain distribution. The Fund intends to pass through foreign tax credits of $584,034 and has derived gross income from sources within foreign countries amounting to $7,745,492. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,372,019 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of H&R Block, Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

34

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Ventana Medical Systems, Inc. and Trustee of The Scripps Research Institute. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy†† (59) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

35

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Craig Kennedy (55) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (71) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

36

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (65) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Director:*

Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††  As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 20 Bank Street, Canary Wharf London, GBR E14 4AD	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

39

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45) 1 Parkview Plaza - Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007; Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer of Northern Trust U.S. mutual fund complex.

40

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, Suite 100 P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2007 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

465, 565, 665, 679
MSGL ANR 8/07
IU07-02726P-Y06/07

Item 2.  Code of Ethics.

(a)                                  The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel’s designee set forth in Exhibit C was amended in October and December 2006.  All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees:  Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant			Covered Entities(1)
Audit Fees		$223,650		N/A

Non-Audit Fees
Audit-Related Fees		$0		$211,000	(2)
Tax Fees		$9,600	(3)	$0
All Other Fees	$			$0
Total Non-Audit Fees		$9,600		$211,000

Total		$233,250		$211,000

2006

	Registrant		Covered Entities(1)
Audit Fees	$222,200		N/A

Non-Audit Fees
Audit-Related Fees	$0		$244,200	(2)
Tax Fees	$9,600	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$9,600		$244,200

Total	$231,800		$244,200

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.             STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)           This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)           Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2,
N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general  pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a  detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•      Van Kampen Investments Inc.

•      Van Kampen Asset Management

•      Van Kampen Advisors Inc.

•      Van Kampen Funds Inc.

•      Van Kampen Investor Services Inc.

•      Morgan Stanley Investment Management Inc.

•      Morgan Stanley Trust Company

•      Morgan Stanley Investment Management Ltd.

•      Morgan Stanley Investment Management Company

•      Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)       Not applicable.

(g)      See table above.

(h)      The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b)  Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)  The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 9, 2007